UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

THE CLOROX COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

THE CLOROX COMPANY

Hidden Valley
CLOROX
BURT'S BEES
BRITA
GLAD

Notice of 2015 Annual Meeting,
Proxy Statement and
Annual Financial Statements
ANNUAL MEETING OF STOCKHOLDERS • NOVEMBER 18, 2015

Notice of Annual Meeting of Stockholders

To be held on November 18, 2015

The 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of The Clorox Company (“Clorox” or the “Company”), a Delaware corporation, will be held at 9:00 a.m. Pacific time on Wednesday, November 18, 2015, at the offices of the Company, 1221 Broadway, Oakland, CA 94612-1888, for the following purposes:

1.	To elect eleven directors to serve until the 2016 Annual Meeting;
2.	To conduct an advisory vote on the compensation of the Company’s named executive officers;
3.	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016;
4.	To approve the material terms of the performance goals under the Company’s Executive Incentive Compensation Plan; and
5.	To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Company’s board of directors has fixed the close of business on September 21, 2015, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. A list of such stockholders will be available at the Annual Meeting and during the ten days prior to the Annual Meeting at the office of the Secretary of the Company at 1221 Broadway, Oakland, CA 94612-1888.

Only record holders and people holding proxies from record holders of Clorox common stock as of the record date may attend the Annual Meeting. If you plan to attend the Annual Meeting and your shares are registered in your name, you must bring a current form of government-issued photo identification to the Annual Meeting. If your shares are held in the name of a broker, trust, bank, or other nominee, you must provide proof that you owned Clorox common stock on the record date as well as a current form of government-issued photo identification. Please see the “Attending the Annual Meeting” section of the proxy statement for more information.

We are pleased to take advantage of the U.S. Securities and Exchange Commission’s “Notice and Access” rule that allows us to provide stockholders with notice of their ability to access proxy materials via the Internet. This allows us to conserve natural resources and reduces the costs of printing and distributing the proxy materials, while providing our stockholders with access to the proxy materials in a fast and efficient manner via the Internet. Under this process, on or about September 25, 2015, we will begin mailing a Notice of Internet Availability of Proxy Materials to our stockholders informing them that our Proxy Statement, Integrated Annual Report—Executive Summary, and voting instructions are available on the Internet as of the same date. As more fully described in the Notice of Internet Availability of Proxy Materials, all stockholders may choose to access our proxy materials via the Internet or may request printed copies of the proxy materials. Please see the “Information About the Meeting and Voting” section of the proxy statement for more information.

The Notice of Annual Meeting, Proxy Statement, and 2015 Integrated Annual Report—Executive Summary are available at www.edocumentview.com/CLX.

YOUR VOTE IS VERY IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE HOPE THAT YOU WILL READ THE PROXY STATEMENT AND VOTE YOUR PROXY BY TELEPHONE, VIA THE INTERNET, OR BY REQUESTING A PRINTED COPY OF THE PROXY MATERIALS AND COMPLETING, SIGNING, AND RETURNING THE PROXY CARD ENCLOSED THEREIN.

By Order of the Board of Directors,

Angela C. Hilt
Vice President – Corporate Secretary
& Associate General Counsel

September 25, 2015

THE CLOROX COMPANY - 2015 Proxy Statement

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN

If you have questions about how to vote your shares, or need additional assistance, please contact Innisfree M&A Incorporated, who is assisting us in the solicitation of proxies:

501 Madison Avenue, 20th Floor
New York, New York 10022

Stockholders may call toll-free at (877) 750-9499

Banks and brokers may call collect at (212) 750-5833

1221 BROADWAY
OAKLAND, CA 94612-1888

1221 BROADWAY
OAKLAND, CA 94612-1888

Proxy Statement

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of The Clorox Company (“Clorox” or the “Company”), a Delaware corporation, for use at the Company’s 2015 Annual Meeting of Stockholders (the “Annual Meeting”), to be held at 9:00 a.m. Pacific time on Wednesday, November 18, 2015, at the offices of the Company, 1221 Broadway, Oakland, CA 94612-1888. Please refer to the “Attending the Annual Meeting” section of this proxy statement for more information about procedures for attending the Annual Meeting.

The U.S. Securities and Exchange Commission, or SEC, has adopted rules that allow us to use a “Notice and Access” model to make our proxy statement and other annual meeting materials available to you. On or about September 25, 2015, we will begin mailing a notice to our stockholders, called the Notice of Internet Availability of Proxy Materials (the “Notice”), advising that our proxy statement, Integrated Annual Report—Executive Summary, and voting instructions can be accessed on the Internet upon the commencement of such mailing. You may then access these materials and vote your shares via the Internet or by telephone or you may request that a printed copy of the proxy materials be sent to you. You will not receive a printed copy of the proxy materials unless you request one in the manner described in the Notice. Using the Notice allows us to conserve natural resources and reduces the costs of printing and distributing the proxy materials while providing our stockholders with access to the proxy materials in a fast and efficient manner via the Internet.

The Notice of Annual Meeting, Proxy Statement, and Integrated Annual Report—Executive Summary are available at www.edocumentview.com/CLX.

Information About the Meeting and Voting

Q: What is the purpose of this proxy statement?

A: The Board is soliciting your proxy to vote at the Company’s 2015 Annual Meeting of Stockholders to be held on November 18, 2015, and at any adjournments of the Annual Meeting. This proxy statement summarizes information that is intended to assist you in making an informed vote on the proposals described in this proxy statement.

Q: Who is entitled to vote at the Annual Meeting?

A: Only stockholders of record at the close of business on September 21, 2015 (the “Record Date”), are entitled to vote at the Annual Meeting. On that date, there were 129,126,007 shares of Clorox common stock (“Common Stock”) outstanding and entitled to vote. Holders of Common Stock as of the close of business on the Record Date are entitled to one vote per share on each matter submitted to a vote of stockholders.

Q: Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of printed proxy materials?

A: Pursuant to rules adopted by the SEC, we are making this proxy statement available to our stockholders electronically via the Internet. On or about September 25, 2015, we will mail the Notice to the holders of our Common Stock as of the close of business on the Record Date, other than those stockholders who previously requested electronic or paper delivery of communications from us. The Notice contains instructions on how to access an electronic copy of our proxy materials, including this proxy statement and our Integrated Annual Report—Executive Summary. The Notice also contains instructions on how to request a paper copy of the proxy statement. We believe that this process will allow us to provide you with the information you need in a timely manner, while conserving natural resources and lowering the costs of printing and distributing our proxy materials.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	1

Q: Can I vote my shares by filling out and returning the Notice of Internet Availability of Proxy Materials?

A: No. The Notice only identifies the items to be voted on at the Annual Meeting. You cannot vote by marking the Notice and returning it. The Notice provides instructions on how to cast your vote.

Q: How can I vote my shares?

A: You can vote your shares in one of two ways: either by proxy or in person at the Annual Meeting by written ballot. If you choose to vote by proxy, you may do so via the Internet or by telephone, or by requesting a printed copy of the proxy materials and mailing in the enclosed proxy card. Each of these procedures is explained below. Even if you plan to attend the Annual Meeting, the Board recommends that you submit a proxy in advance via the Internet, by telephone, or by mail. In this way, your shares of Common Stock will be voted as directed by you even if you should become unable to attend the Annual Meeting. If you are not a record holder of your shares, you must follow the instructions of your broker or other nominee.

Q: May I change my vote?

A: Yes. You may change your vote or revoke your proxy at any time before it is exercised at the Annual Meeting by taking any of the following actions:

●	submitting written notice of revocation to the Secretary of the Company;
●	voting again electronically by telephone or via the Internet or by submitting another proxy card with a later date; or
●	voting in person at the Annual Meeting.

Q: How many shares must be present to conduct the Annual Meeting?

A: We must have a “quorum” to conduct the Annual Meeting. A quorum is a majority of the outstanding shares of Common Stock entitled to vote at the meeting, present in person or by proxy. Abstentions and broker non-votes (described below) will be counted for the purpose of determining a quorum.

Q: What are broker non-votes?

A: A broker non-vote occurs when a bank or brokerage firm does not receive voting instructions from a beneficial owner of shares and does not have the discretion to direct the voting of those shares. Broker non-votes are not counted as votes against a proposal or as abstentions, and will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal or the number of votes cast on a particular proposal. Thus, a broker non-vote will not affect the outcome of the vote on a proposal that requires the approval of a majority of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting (Proposals 2, 3, and 4) or the approval of a majority of the votes cast (Proposal 1).

Q: Will my shares be voted if I do not provide instructions to my broker?

A: If you are the beneficial owner of shares held by a broker in “street name,” the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. Under applicable New York Stock Exchange (“NYSE”) rules, if you hold your shares through a bank or brokerage firm and your broker delivers this proxy statement to you, the broker has the discretion to vote on “routine” matters, such as the ratification of the selection of an independent registered public accounting firm, but does not have discretion to vote on “non-routine” matters, such as the election of directors or proposals on executive compensation matters. Thus, the broker is entitled to vote your shares on Proposal 3 even if you do not provide voting instructions to your broker. The broker is not entitled to vote your shares on Proposal 1, 2, or 4 without your instructions.

Q: How do I vote if I hold shares in the Clorox 401(k) Plan?

A: If you are a participant in our 401(k) plan, you will receive a voting instruction card to direct Mercer Trust Company, as trustee of our 401(k) plan, how to vote the shares of our Common Stock attributable to your individual account. Mercer Trust Company will vote shares as instructed by participants prior to 11:59 p.m. Eastern time on November 17, 2015. If you do not provide voting directions to Mercer Trust Company by that time, the shares attributable to your account will not be voted.

2       THE CLOROX COMPANY - 2015 Proxy Statement

PROXY STATEMENT

Q: How do I vote if I cannot attend the Annual Meeting in person?

A: Because many stockholders cannot attend the Annual Meeting in person, it is necessary that a large number of stockholders be represented by proxy. By following the procedures for voting via the Internet or by telephone, or by requesting a printed copy of the proxy materials and completing, signing, and returning the proxy card enclosed therein, you will enable Benno Dorer, Stephen M. Robb, or Laura Stein, each of whom is named on the proxy card as a “proxy holder,” to vote your shares at the Annual Meeting in the manner you indicate on your proxy card. When you vote your proxy, you can specify whether your shares should be voted for or against each of the nominees for director identified in Proposal 1, or you can abstain from voting on the director nominees. You can also specify whether your shares should be voted for or against Proposals 2, 3, and 4, or you can abstain from voting on such proposals. Each of these proposals is described in this proxy statement.

Management of the Company is not aware of any matters other than those described in this proxy statement that may be presented for action at the Annual Meeting. If any other matters are properly presented at the Annual Meeting for consideration, the proxy holders will have discretion to vote for you on those matters.

●

Voting via the Internet. You can vote your shares via the Internet by following the instructions provided either in the Notice or on the proxy card. If you requested and received a printed set of the proxy materials by mail, you should follow the voting instruction form you received. The Internet voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm that your voting instructions have been properly recorded. If you vote via the Internet, you do not need to mail a proxy card to us.

●

Voting by Telephone. You can vote your shares by telephone if you requested and received a printed set of the proxy materials through the mail by following the instructions provided on the proxy card or voting instruction form enclosed with the proxy materials you received. If you received the Notice only, you can vote by telephone by following the instructions at the website address referred to in the Notice. The telephone voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm that your voting instructions have been properly recorded. If you vote by telephone, you do not need to mail a proxy card to us.

●

Voting by Mail. You can vote by mail by requesting that a printed copy of the proxy materials be sent to your specified address. Upon receipt of the materials, you may fill out the proxy card enclosed therein and sign and return it as instructed on the card.

Stockholders who hold shares through a broker or other nominee must follow that nominee’s direction to vote.

Q: May I vote in person at the Annual Meeting?

A: Yes, you may vote your shares at the Annual Meeting if you attend in person and use a written ballot. However, if your shares are held in the name of a broker, trust, bank, or other nominee, you must bring a legal proxy or other proof from that broker, trust, bank, or nominee granting you authority to vote your shares directly at the Annual Meeting.

If you vote by proxy and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you wish to change your vote. Even if you plan to attend the Annual Meeting, we strongly urge you to vote in advance via the Internet or by telephone, or by requesting a printed copy of the proxy materials and signing, dating, and returning the proxy card enclosed therein.

Q: What are the proposals and what vote is required for each?

A: Proposal 1: Election of Directors. Proposal 1 is for the election of eleven nominees to serve as members of the Board until the 2016 Annual Meeting of Stockholders, or until their respective successors are duly elected and qualified. The Company’s Bylaws provide for majority voting for directors in uncontested elections. Accordingly, each of the eleven nominees for director will be elected if he or she receives the majority of the votes cast in person or represented by proxy, with respect to that director. A majority of the votes cast means that the number of shares voted FOR a director must exceed the number of shares voted AGAINST that director. An abstention or a broker non-vote on Proposal 1 will not have any effect on the election of directors and will not be counted in determining the number of votes cast. Your broker is not entitled to vote your shares on Proposal 1 unless you provide voting instructions.

Proposal 2: Approval (on an advisory basis) of the Compensation of the Company’s Named Executive Officers. Proposal 2 is being submitted to enable stockholders to approve, on an advisory basis, the compensation of the Company’s named executive officers. Since Proposal 2 is an advisory vote, the provisions of our Bylaws regarding the vote required to “approve” a proposal are not applicable to this matter. In order to be approved on an advisory basis, Proposal 2 must receive

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	3

a FOR vote from a majority of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have the same effect as a vote against the proposal. Broker non-votes will have no effect on this proposal and will not be counted. Your broker is not entitled to vote your shares on Proposal 2 unless you provide voting instructions.

Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm. Proposal 3 is for the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016. The affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve Proposal 3. An abstention on Proposal 3 will have the same effect as a vote against Proposal 3. A broker non-vote will not have any effect on Proposal 3 and will not be counted. Your broker, however, is entitled to vote your shares on Proposal 3 even if you do not provide voting instructions.

Proposal 4: Approval of the Material Terms of the Performance Goals under the Company’s Executive Incentive Compensation Plan. Proposal 4 is for the approval of the material terms of the performance goals under the Company’s Executive Incentive Compensation Plan. The affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve Proposal 4. An abstention on Proposal 4 will have the same effect as a vote against Proposal 4. A broker non-vote will not have any effect on Proposal 4 and will not be counted.

Q: What are the recommendations of the Board of Directors?

A: The Board recommends that you vote:

●	FOR the election of the eleven nominees for director named in this proxy statement (Proposal 1);
●	FOR the proposal to approve (on an advisory basis) the compensation of the Company’s named executive officers (Proposal 2);
●	FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016 (Proposal 3); and
●	FOR the approval of the material terms of the performance goals under the Company’s Executive Incentive Compensation Plan (Proposal 4).

Q: What do I do if I receive more than one proxy card?

A: Stockholders who hold their shares in more than one account may receive separate proxy cards or voting instruction forms for each of those accounts. To ensure that ALL of your shares are represented at the Annual Meeting, we recommend that you vote every proxy card you receive.

Q: Who will count the votes?

A: Votes will be counted by Computershare Trust Company, N.A., our inspector of election appointed for the Annual Meeting.

Q: What happens if the Annual Meeting is postponed or adjourned?

A: If we adjourn the Annual Meeting, we will conduct the same business at a later meeting, and the Board can decide to set a new record date for determining stockholders entitled to vote at the adjourned meeting or decide to only allow the stockholders entitled to vote at the original meeting to vote at the adjourned meeting. According to our Bylaws, when a meeting is adjourned to another place, date, or time, notice need not be given of the adjourned meeting if the place, date, time, and the proxy requirements are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally scheduled to take place, notice of the place, date, time, and the proxy requirements will be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board will fix a new record date for notice of such adjourned meeting and will give notice of the adjourned meeting to each stockholder entitled to vote at such adjourned meeting as of the record date for notice of such adjourned meeting.

4       THE CLOROX COMPANY - 2015 Proxy Statement

PROXY STATEMENT

Q: What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders?

A: Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to the Company in a timely manner. Proposals should be addressed to The Clorox Company, c/o Secretary, 1221 Broadway, Oakland, CA 94612-1888. For a stockholder proposal other than a director nomination to be considered for inclusion in our proxy statement for our 2016 Annual Meeting of Stockholders, we must receive the written proposal no later than May 28, 2016. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Under certain circumstances, stockholders may also submit nominations for directors for inclusion in our proxy materials by complying with the requirements in our Bylaws. To be timely for inclusion in the Company’s proxy materials for the 2016 Annual Meeting of Stockholders, we must receive notice of such a director nomination between April 28, 2016, and May 28, 2016. For more information regarding proxy access, please see the question below, “How do I nominate a director using the Company’s proxy materials?” and the “Stockholder Proposals for the 2016 Annual Meeting” section of this proxy statement.

Our Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal, including the nomination of directors, before an annual meeting of stockholders, but do not intend for the proposal to be included in our proxy statement. Pursuant to our Bylaws, a proposal may be brought before the meeting by a stockholder who was a stockholder of record at the time notice is given, is entitled to vote at the annual meeting, and complied with the notice procedures specified in our Bylaws. To be timely for our 2016 Annual Meeting of Stockholders, and assuming the 2016 Annual Meeting of Stockholders takes place within 30 days before or 60 days after the anniversary of this year’s Annual Meeting, we must receive the written notice at our principal executive offices between July 21, 2016, and August 20, 2016. For more information regarding proposals for consideration at next year’s annual meeting, please see the “Stockholder Proposals for the 2016 Annual Meeting” section of this proxy statement. If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear in person or through a qualified representative to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Q: How do I nominate a director using the Company’s proxy materials?

A: After engaging with a number of our stockholders to understand their views on the desirability of proxy access and the appropriate proxy access structure for the Company, we amended our Bylaws on August 28, 2015, to permit a stockholder or group of up to 20 stockholders who have owned at least 3% of the Company’s Common Stock for at least three years the ability to submit director nominees (up to 20% of the Board) for inclusion in the Company’s proxy materials if the stockholder(s) provides timely written notice of such nomination(s) and the stockholder(s) and nominee(s) satisfy the requirements specified in the Company’s Bylaws. The notice must contain the information required by the Company’s Bylaws, and the stockholder(s) and nominee(s) must comply with the information and other requirements in our Bylaws relating to the inclusion of stockholder nominees in the Company’s proxy materials.

Q: Whom can I contact if I have questions?

A: If you have any questions about the Annual Meeting or how to vote your shares, please call Innisfree M&A Incorporated at (877) 750-9499, who is assisting us in the solicitation of proxies.

Q: Where can I find the voting results?

A: We will report final results in a filing with the SEC on Form 8-K, which will be filed within four business days following the Annual Meeting.

THE CLOROX COMPANY - 2015 Proxy Statement       5

Proposal 1: Election of Directors

At the Annual Meeting, eleven people will be elected as members of the Board to serve until the 2016 Annual Meeting of Stockholders, or until their respective successors are duly elected and qualified. The Board, upon the recommendation of the Nominating and Governance Committee, has nominated the eleven people listed below for election at the Annual Meeting.

Each of the nominees for director has agreed to be named in this proxy statement and to serve as a director if elected. Each nominee is currently serving as a director of the Company. Spencer Fleischer and Christopher Williams were each appointed to the Board during calendar year 2015 and are being nominated for election by the stockholders for the first time. Each of Messrs. Fleischer and Williams was recommended by independent directors of the Board.

Board of Directors’ Recommendation

The Board unanimously recommends a vote FOR each of the Board’s eleven nominees for director listed below. The Board believes that each of the nominees listed below is highly qualified and has the background, skills, experience, and attributes that qualify them to serve as directors of the Company (see each nominee’s biographical information and the “Nominating and Governance Committee” section below for more information). The recommendation of the Board is based on its carefully considered judgment that the background, skills, experience, and attributes of the nominees make them the best candidates to serve on our Board.

Certain information with respect to each nominee appears on the following pages, including age, period served as a director, position (if any) with the Company, business experience, directorships of other publicly owned corporations, including any other directorships held during the past five years (if any), and other relevant experience and qualifications, including service on certain non-profit or non-public company boards, that contributed to the conclusion that each director is qualified to serve as a director of the Company.

Vote Required

Majority Voting for Directors. The Company’s Bylaws require each director to be elected by a majority of the votes cast with respect to such director in uncontested elections (the number of shares voted FOR a director must exceed the number of shares voted AGAINST that director). Under the Company’s Bylaws, any director who fails to be elected by a majority of the votes cast in an uncontested election must tender his or her resignation to the Board. The Nominating and Governance Committee would then make a recommendation to the Board whether to accept or reject the resignation, or whether other action should be taken. The Board would act on the Nominating and Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date the election results are certified. A director who tenders his or her resignation would not participate in the Board’s decision.

The people designated in the proxy and voting instruction card intend to vote your shares represented by proxy FOR the election of each of these nominees, unless you include instructions to the contrary. In the event any director nominee is unable to serve, the persons named as proxies may vote for a substitute nominee recommended by the Board.

6       THE CLOROX COMPANY - 2015 Proxy Statement

Proposal 1: Election of Directors

Director Since	Name, Principal Occupation, and Other Information
2007	Richard H. Carmona, M.D., M.P.H., F.A.C.S.

Dr. Carmona has been Vice Chairman of Canyon Ranch (a life-enhancement company) since October 2006. He also serves as Chief Executive Officer of the Canyon Ranch Health Division and President of the non-profit Canyon Ranch Institute. He is also the first Distinguished Professor of Public Health at the Mel and Enid Zuckerman College of Public Health at the University of Arizona. Prior to joining Canyon Ranch, Dr. Carmona served as the 17th Surgeon General of the United States from August 2002 through July 2006, achieving the rank of Vice Admiral. Previously, he was Chairman of the State of Arizona Southern Regional Emergency Medical System, a professor of surgery, public health, and family and community medicine at the University of Arizona, and surgeon and deputy sheriff of the Pima County, Arizona, Sheriff’s Department. Dr. Carmona served in the United States Army and the Army’s Special Forces.

Other Public Company Boards:
Dr. Carmona serves as a director of Taser International (March 2007 to present) and Herbalife Ltd. (October 2013 to present).

Non-Profit/Other Boards:
Dr. Carmona serves on the board of Healthline Networks (a health information and technology company).

Director Qualifications:
Dr. Carmona’s experience as the Surgeon General of the United States and extensive background in public health provide him with a valuable perspective on health and wellness matters, as well as insight into regulatory organizations and institutions, which are important to the Company’s business strategy. In addition, his executive leadership experience, including with a global lifestyle enhancement company, provides him with international experience and enables him to make valuable contributions to the Company’s international growth strategies. Dr. Carmona’s experience in the United States Army and in academia also strengthens the Board’s collective qualifications, skills, and experience. Age: 65.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	7

Director Since	Name, Principal Occupation, and Other Information
2014	Benno Dorer

Mr. Dorer has served as Chief Executive Officer of the Company since November 2014. Prior to becoming CEO, Mr. Dorer was Executive Vice President and Chief Operating Officer – Cleaning, International and Corporate Strategy since January 2013, with responsibility for the Laundry, Home Care, and International businesses as well as Corporate Strategy and Growth. He previously served as Senior Vice President – Cleaning Division and Canada from March 2011 through December 2012, Senior Vice President – Cleaning Division from June 2009 through March 2011, and Vice President & General Manager – Cleaning Division from October 2007 through June 2009. Mr. Dorer joined Clorox in 2005 as Vice President & General Manager – Glad® Products. Prior to that role, he worked for The Procter & Gamble Company for 14 years, leading the marketing organization for the Glad® Products joint venture since its inception and holding marketing positions across a range of categories and countries.

Non-Profit/Other Boards:
Mr. Dorer serves on the board of GMA (Grocery Manufacturers Association). He previously served on the executive committee of the board of directors of the American Cleaning Institute and the board of directors of the Chabot Space & Science Center Foundation in Oakland, California.

Director Qualifications:
Mr. Dorer’s leadership experience and his in-depth knowledge of the consumer packaged goods industry, the Company’s businesses, and his leadership in developing the Company’s 2020 Strategy and Strategy Accelerators enable him to provide valuable contributions with respect to strategy, growth, and long-range plans. Additionally, his extensive international background provides him with a broad perspective on international customer and consumer dynamics and business strategy. Age: 51.

2015	Spencer C. Fleischer

Mr. Fleischer is co-Chief Executive Officer and president of Friedman Fleischer & Lowe LLC (FFL) (a private equity firm). Before co-founding FFL in 1997, Mr. Fleischer spent 19 years with Morgan Stanley & Company as an investment banker and manager. At Morgan Stanley & Company, he was a member of the worldwide Investment Banking Operating Committee and also held roles including head of investment banking in Asia and head of corporate finance for Europe.

Non-Profit/Other Boards:
Mr. Fleischer is a director of Levi Strauss & Co., SKBHC Holdings LLC, and Strategic Investment Management, LLC. He previously served on the board of WiltonRe Holdings Limited.

Director Qualifications:
Mr. Fleischer brings to the board more than 35 years of financial and operational expertise as well as deep international experience. His significant experience in both private equity and investment banking enables him to contribute valuable insights into strategic planning, mergers and acquisitions, and operating expertise to the Company. His leadership role at FFL also allows him to provide significant experience in compensation matters. Age: 61.

8       THE CLOROX COMPANY - 2015 Proxy Statement

Proposal 1: Election of Directors

Director Since	Name, Principal Occupation, and Other Information
2006	George J. Harad

Mr. Harad was elected the independent chair of the Company as of July 1, 2015. He was Executive Chairman of the Board of OfficeMax Incorporated (an office supply and services company), formerly known as Boise Cascade Corporation (Boise Cascade), from October 2004 until his retirement in June 2005. He served as Chairman of the Board and Chief Executive Officer of Boise Cascade from April 1995 until October 2004. Previously, Mr. Harad held various positions at Boise Cascade, including Controller, Senior Vice President and Chief Financial Officer, and President and Chief Operating Officer. Prior to joining Boise Cascade, Mr. Harad was a consultant for the Boston Consulting Group and a teaching fellow at Harvard University.

Director Qualifications:
Mr. Harad’s prior executive leadership roles enable him to provide valuable contributions with respect to management, operations, strategy, growth, and long-range plans. His experience as a chief financial officer has provided him with expertise in finance and accounting matters. Additionally, as a former chief executive officer of a Fortune 500 company, Mr. Harad brings extensive knowledge in executive compensation matters. Mr. Harad’s long history as a director and deep experience with the Company enable him to bring important leadership perspectives to our Board. Age: 71.

2013	Esther Lee

Ms. Lee has served as Executive Vice President – Global Chief Marketing Officer at MetLife Inc. (an insurance and benefits company) since January 2015. Previously, Ms. Lee served as Senior Vice President – Brand Marketing, Advertising and Sponsorships for AT&T since 2009. From July 2007 to September 2008 she served as CEO of North America and President of Global Brands for Euro RSCG Worldwide. Prior to that, she served for five years as Global Chief Creative Officer for The Coca-Cola Company. Earlier in her career, as co-founder of DiNoto Lee advertising firm, Ms. Lee worked with several consumer packaged goods companies, including The Procter & Gamble Company, Unilever, and Nestle.

Non-Profit/Other Boards:
Ms. Lee serves on the board of ANA (Association of National Advertisers).

Director Qualifications:
Ms. Lee brings to the Company significant executive and brand-building expertise. Her current and prior executive leadership roles enable her to provide valuable contributions with respect to creativity and vision for long-term growth. In addition, Ms. Lee brings to the Company significant experience in the areas of marketing and digital media. Her prior experience with global brand marketing, advertising, media, and sponsorship, as well as developing operating models in these areas, enable her to provide valuable contributions to the Company’s business strategies. Age: 56.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	9

Director Since	Name, Principal Occupation, and Other Information
1999	Robert W. Matschullat

Mr. Matschullat served as independent lead director of the Board from November 2012 until July 1, 2015. He was interim Chairman and interim Chief Executive Officer of the Company from March 2006 through October 2006, served as presiding director of the Board from January 2005 through March 2006, and served as Chairman of the Board from January 2004 through January 2005. He was the Vice Chairman and Chief Financial Officer of The Seagram Company Ltd. (a global company with entertainment and beverage operations) from October 1995 to June 2000. Prior to joining The Seagram Company Ltd., Mr. Matschullat served as head of worldwide investment banking for Morgan Stanley & Co. Incorporated, and was on the Morgan Stanley Group board of directors.

Other Public Company Boards:
Mr. Matschullat is a director of The Walt Disney Company, Inc. (December 2002 to present). He is the Chairman of the Board of Visa, Inc. (April 2013 to present), having served as a director of Visa, Inc. since October 2007.

Director Qualifications:
Mr. Matschullat brings to the Company a wealth of public company leadership experience at the board and executive levels. Mr. Matschullat’s executive leadership experience includes service as the chief financial officer of a major global company and as the division head of a major financial institution, providing him with expertise in business and financial matters as well as broad international experience. In addition, Mr. Matschullat has an extensive understanding of the Company’s business, having served more than 15 years on the Board, including in the leadership roles of independent lead director, non-executive Chairman, and presiding director of the Board. Mr. Matschullat also served as the Company’s interim Chief Executive Officer. These experiences have provided him with a long-term perspective, as well as valuable management, governance, and leadership experience. Age: 67.

10       THE CLOROX COMPANY - 2015 Proxy Statement

Proposal 1: Election of Directors

Director Since	Name, Principal Occupation, and Other Information
2013	Jeffrey Noddle

Mr. Noddle was the Executive Chairman of SuperValu, Inc. (SuperValu) (a food retailer and provider of distribution and logistical support services) from May 2009 until his retirement in June 2010. He served as SuperValu’s Chairman and Chief Executive Officer from May 2002 to May 2009. During his career with SuperValu, which commenced in 1976, Mr. Noddle held a number of other leadership positions, including President and Chief Operating Officer, Vice President – Merchandising, and President of SuperValu’s Fargo and former Miami divisions.

Other Public Company Boards:
Mr. Noddle is a director of Donaldson Company, Inc. (a filtration company) (November 2000 to present) and Ameriprise Financial, Inc. (September 2005 to present). Mr. Noddle previously served on the board of SuperValu, Inc. (May 2002 to June 2010).

Non-Profit/Other Boards:
Mr. Noddle serves on the board of the University of Minnesota Carlson School of Management. He was previously on the board of The Food Industry Center at the University of Minnesota and the Greater Twin Cities United Way. Mr. Noddle was also a member of the executive committee of the Minnesota Business Partnership and past chairman of the board of The Food Marketing Institute.

Director Qualifications:
Mr. Noddle’s prior leadership roles enable him to provide valuable operational and supply chain insights as well as strategic leadership and human resources guidance to the Company. His over 30-year career with SuperValu provides him with valuable perspective on the Company’s retail environment, as well as experience in the areas of mergers and acquisitions, including integration planning and execution, stockholder relations and communications, corporate governance issues, executive succession planning, and director recruitment. Mr. Noddle’s expertise in leading one of the largest grocery retail companies in the United States and his extensive knowledge of the Company’s customers and consumers enable him to make valuable contributions to the Company. Age: 69.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	11

Director Since	Name, Principal Occupation, and Other Information
2013	Rogelio Rebolledo

Mr. Rebolledo was the CEO and Chairman of the Pepsi Bottling Group, Mexico (the Mexican operations of Pepsi Bottling Group, Inc.) from January 2004 to May 2007. Prior to January 2004, Mr. Rebolledo worked for the Frito-Lay International Division of Pepsico for 27 years, becoming President and Chief Executive Officer of Frito-Lay International in 2001. He began his 31-year career with Pepsico Inc. in 1976 at Sabritas, the salty food unit of Frito-Lay International, first in Latin America and then in Asia and Europe. Mr. Rebolledo began his career at The Procter & Gamble Company, where he held a variety of marketing roles.

Other Public Company Boards:
Mr. Rebolledo is a director of the Kellogg Company (October 2008 to present). He previously served on the boards of Best Buy Company (August 2006 to June 2012), Applebee’s International (May 2006 to October 2007), and The Pepsi Bottling Group (May 2004 to May 2007).

Non-Profit/Other Boards:
Mr. Rebolledo is a director of Jose Cuervo International and formerly served on the boards of The Alfa Group and Proeza Group, which are Mexico-based companies.

Director Qualifications:
Mr. Rebolledo brings to the Board more than 30 years of leadership roles in consumer packaged goods companies. His extensive background, particularly in developing business in Latin America and Asia, provides him with a deep understanding of customer and consumer dynamics. In addition, Mr. Rebolledo’s strong financial background and experience on audit and compensation committees enable him to make valuable contributions to the Company. Age: 71.

12       THE CLOROX COMPANY - 2015 Proxy Statement

Proposal 1: Election of Directors

Director Since	Name, Principal Occupation, and Other Information
2005	Pamela Thomas-Graham

Ms. Thomas-Graham has served as Chief Marketing and Talent Officer, Head of Private Banking & Wealth Management New Markets, and as a member of the Executive Board, of Credit Suisse Group AG (a global financial services company) since October 2013. From January 2010 to October 2013, she was Chief Talent, Branding and Communications Officer of Credit Suisse. From March 2008 to December 2009, she served as a managing director in the private equity group at Angelo, Gordon & Co. From October 2005 to December 2007, Ms. Thomas-Graham held the position of Group President at Liz Claiborne, Inc. Previously, she served as Chairman of CNBC from February 2005 to October 2005 and as President and Chief Executive Officer of CNBC from July 2001 to February 2005. From September 1999 to July 2001, Ms. Thomas-Graham served as an Executive Vice President of NBC and as President and Chief Executive Officer of CNBC.com. Prior to joining NBC, Ms. Thomas-Graham was a partner at McKinsey & Company.

Other Public Company Boards:
Ms. Thomas-Graham previously served as a director of Idenix Pharmaceuticals, Inc. (June 2005 to January 2010).

Non-Profit/Other Boards:
Ms. Thomas-Graham serves on the board of the New York Philharmonic, the Parsons School of Design, and the Education Committee of the Museum of Modern Art in New York City. She is a member of the Business Council of the Metropolitan Museum of Art in New York City. Additionally, she previously served on the Visiting Committee of Harvard Business School and on the board of the Harvard Alumni Association.

Director Qualifications:
Ms. Thomas-Graham brings to the Company significant executive expertise. Her current and prior executive leadership roles enable her to provide valuable contributions with respect to management, operations, growth, and long-range plans. In addition, Ms. Thomas-Graham brings to the Company significant experience in the area of branding. Her prior experience as a management consultant also enables her to provide valuable contributions to the Company’s business strategies and mergers and acquisitions activities. Additionally, her leadership experience at a private equity firm provides her with financial and accounting expertise, enabling her to contribute to the oversight of the Company. Age: 52.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	13

Director Since	Name, Principal Occupation, and Other Information
2005	Carolyn M. Ticknor

Ms. Ticknor was President of the Imaging and Printing Systems group of the Hewlett Packard Company (a global IT company) from 1999 until her retirement in February 2001. She served as President and General Manager of the Hewlett Packard Company’s LaserJet Solutions from 1994 to 1999.

Other Public Company Boards:
Ms. Ticknor served as a director of OfficeMax Incorporated (formerly Boise Cascade Corporation) (February 2000 to April 2006).

Non-Profit/Other Boards:
Ms. Ticknor is currently a director of The Center for the Advancement of Science in Space (CASIS). She previously served as a director of Lucile Packard Children’s Hospital, a private non-profit organization at the Stanford University Medical Center.

Director Qualifications:
Ms. Ticknor’s prior executive leadership roles enable her to provide valuable contributions with respect to management, operations, strategy, growth, and long-range plans. Her prior leadership at a global IT company enables her to provide valuable contributions with respect to the Company’s international operations, strategies, and growth plans. She also brings to the Company significant expertise in the areas of innovation and supply chain management. Ms. Ticknor’s service as a director of Lucile Packard Children’s Hospital at Stanford University Medical Center enhances her understanding of health and wellness issues, as well as the Company’s focus on community involvement. Age: 68.

2015	Christopher J. Williams

Mr. Williams has served as the Chairman and Chief Executive Officer of The Williams Capital Group, L.P. and Williams Capital Management, LLC (Williams Capital) (an investment banking and financial services firm) since the company’s formation in 1994. From 1992 to 1994, Mr. Williams managed the derivatives and structured finance division of Jefferies & Company. He previously worked at Lehman Brothers, where his roles included managing groups in the corporate debt capital markets and derivatives structuring and trading.

Other Public Company Boards:
Mr. Williams is a director of Caesars Entertainment Corporation (April 2008 to present). He previously served on the board of Wal-Mart Stores Inc. (June 2004 to June 2014).

Non-Profit/Other Boards:
Mr. Williams serves on the board of Cox Enterprises Inc., Lincoln Center for the Performing Arts, Mt. Sinai Medical Center, The Partnership for New York City, and the National Association of Securities Professionals.

Director Qualifications:
Mr. Williams brings a wealth of financial, accounting, and strategic knowledge to the Board with his years of experience in investment banking and finance, and as the chair of the audit committee of a Fortune 100 company. He also contributes important executive management and leadership experience as the chairman and chief executive officer of an investment management firm. As a current and former director of several public and private companies, he brings a valuable perspective for the Company’s strategy and operations as well as extensive customer insights. Age: 57.

14       THE CLOROX COMPANY - 2015 Proxy Statement

Committees, Organization of the Board of Directors, and Director Independence

The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Management Development and Compensation Committee. Each of these committees consists only of non-management directors whom the Board has determined are independent under the NYSE listing standards and the Board’s independence standards set forth in the Company’s Governance Guidelines (“Governance

Guidelines”), which are discussed below. The charters for these committees are available in the Corporate Governance section of the Company’s website at http:// www.thecloroxcompany.com/corporate-responsibility/performance/corporate-governance/company-charters, or in print by contacting The Clorox Company, c/o Secretary, 1221 Broadway, Oakland, CA 94612-1888.

Standing Committees

Audit Committee. The Audit Committee is composed of directors Noddle, Rebolledo, Thomas-Graham, Ticknor (chair), and Williams. The Audit Committee is the principal link between the Board and the Company’s independent registered public accounting firm. The Audit Committee has the functions and duties set forth in its charter, including representing and assisting the Board in overseeing (i) the integrity of the Company’s financial statements, (ii) the independent registered public accounting firm’s qualifications, independence, and performance, (iii) the performance of the Company’s internal audit function, (iv) the Company’s system of disclosure controls and procedures and system of internal control over financial reporting, (v) the Company’s compliance with legal and regulatory requirements relating to accounting and financial reporting matters, (vi) the Company’s framework and guidelines with respect to risk assessment and risk management, and (vii) the Company’s material financial policies and actions. The Audit Committee’s duties also include preparing the report required by the SEC proxy rules to be included in the Company’s annual proxy statement. The Audit Committee held nine meetings during fiscal year 2015. The Board has made a determination that each member of the Audit Committee satisfies the independence and experience requirements of both the NYSE and SEC. The Board has determined that directors Noddle, Rebolledo, Thomas-Graham, Ticknor, and Williams are audit committee financial experts, as defined by SEC rules, and each member of the Audit Committee is financially literate, as defined by NYSE rules.

Nominating and Governance Committee. The Nominating and Governance Committee is composed of directors Carmona, Lee, Matschullat (chair), and Ticknor. The Nominating and Governance Committee has the functions set forth in its charter, including (i) identifying and recruiting individuals qualified to become Board members, (ii) recommending to the Board individuals to be selected as director nominees for the annual meeting of stockholders, (iii) reviewing and recommending to the Board changes in the Governance Guidelines and the Code of Conduct,

(iv) overseeing the Company’s ethics and compliance program and activities, including the Company’s compliance with legal and regulatory requirements relating to matters other than accounting and financial reporting matters, and (v) performing a leadership role in shaping the Company’s corporate governance and overseeing the evaluation of the Board and its committees. The Nominating and Governance Committee held five meetings during fiscal year 2015.

Management Development and Compensation Committee. The Management Development and Compensation Committee is composed of directors Carmona, Fleischer, Harad, Noddle (chair), and Rebolledo. The Management Development and Compensation Committee has the functions and duties set forth in its charter, including (i) reviewing and approving the performance goals and objectives for the Chief Executive Officer (“CEO”) and other executive officers and the extent to which such performance goals and objectives have been met, (ii) determining and approving the CEO’s compensation based on a variety of factors, (iii) reviewing periodically with the CEO the performance of each of the other executive officers and approving the compensation of each such executive officer, (iv) determining the amount and other material terms of individual short- and long-term incentive awards to be made to executive officers, (v) reviewing and approving recommendations regarding retirement income and other deferred benefit plans applicable to executive officers, (vi) reviewing and approving employment-related arrangements, and (vii) evaluating the outcome of the advisory vote of the stockholders regarding “say on pay” and making recommendations or taking appropriate actions in response to such advisory vote. In addition, the Management Development and Compensation Committee oversees, with involvement of the full Board, the Company’s management development and succession planning processes. The Management Development and Compensation Committee held seven meetings during fiscal year 2015.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	15

Evaluation of Director Qualifications and Experience

In assessing potential new directors, the Nominating and Governance Committee will consider individuals from various disciplines and diverse backgrounds. While the Board has not established any specific minimum qualifications that a potential nominee must possess, director candidates, including incumbent directors, are considered based upon various criteria, including their broad-based business skills and experience, prominence and reputation in their profession, global business and social perspective, concern for long-term stockholder interests, and personal integrity and judgment, all in the context of an assessment of the perceived needs of the Board at that point in time. The ability of incumbent directors to continue to contribute to the Board is also considered in connection with the renominating process.

The following experience and skills, among others, have been specifically identified by the Nominating and Governance Committee as being important in creating a diverse and well rounded Board:

●

Significant Current or Prior Leadership Experience (such as service in a significant leadership role, including as a chief executive officer, or other executive officer or significant leadership position): Enables important contributions to strengthening the Company’s leadership, management expertise, operations, strategy, growth, and long-range plans.

●	Leadership Experience on Public Company, Non-Profit, or Other Boards: Prepares directors to take an active leadership role in the oversight and governance of the Company.
●

Knowledge of the Company’s Business, the Consumer Packaged Goods Industry, or Other Complementary Industry: Enables enhancement of and contributions to the Company’s strategy and position in the Company’s industry.

●

Experience in Product Development, Marketing (including brand building and digital media), Supply Chain Management, or Other Relevant Areas: Facilitates support of and contributions to the Company’s strategy, development of products, effective marketing to consumers, including brand building and digital media, and the Company’s business operations.

●	Relevant Retail Experience: Provides insights and contributions to enhancing relations and results with the Company’s customer and consumer base.
●	International Experience: Provides insights and ability to contribute to the Company’s increasingly global business strategy.
●	Financial and Accounting Expertise: Enables analysis and oversight of the Company’s financial position, financial statements, and results of operations.
●

Regulatory Experience (including experience in the health and wellness sector): Enables meaningful contributions on matters relating to the regulatory environment, including in the area of health and wellness.

Diversity

Consistent with the Governance Guidelines, the Board recognizes the value in diversity and endeavors to assemble a Board with diverse skills, professional experience, perspectives, race, ethnicity, gender, and cultural background. The Nominating and Governance Committee assesses the effectiveness of efforts to assemble a diverse Board by examining the overall composition of the Board and evaluating how a particular director candidate can contribute to the overall success of the Board.

The Nominating and Governance Committee considers recommendations from many sources, including stockholders, regarding possible candidates for director. Such recommendations, together with biographical and business experience information (similar to that required to be disclosed under applicable SEC rules and regulations) regarding the candidate, should be submitted to The Clorox Company, c/o Secretary, 1221 Broadway, Oakland, CA 94612-1888. The Nominating and Governance Committee evaluates all candidates for the Board in the same manner, including those suggested by stockholders.

16       THE CLOROX COMPANY - 2015 Proxy Statement

Committees, Organization of the Board of Directors, and Director Independence

Board of Directors’ Meeting Attendance

The Board held seven meetings during fiscal year 2015. All incumbent directors attended at least 75% of the meetings of the Board and committees of which they were members during fiscal year 2015. All members of the Board are expected to attend the Annual Meeting of Stockholders. Each member of the Board at the time of the Company’s 2014 Annual Meeting of Stockholders held on November 19, 2014, attended the meeting.

The Clorox Company Governance Guidelines and Director Independence

The Board has adopted Governance Guidelines that can be found in the Corporate Governance section on the Company’s website at http://www.thecloroxcompany.com/corporate-responsibility/performance/corporate-governance/governance-guidelines, and are available in print to any stockholder who requests them from The Clorox Company, c/o Secretary, 1221 Broadway, Oakland, CA 94612-1888. The Governance Guidelines present a framework for the governance of the Company. They describe responsibilities, qualifications, and operational matters applicable to the Board and the Board committees and include provisions relating to the evaluation of the CEO and ordinary-course and emergency succession planning. The Governance Guidelines are reviewed annually by the Nominating and Governance Committee, which recommends changes to the Board as appropriate.

The Governance Guidelines emphasize and describe the oversight role of the Board and identify various criteria for Board members intended to ensure that the Board consists of individuals who can, on the basis of their knowledge and experience, make valuable contributions to the overall conduct of the Company’s business. The Governance Guidelines currently provide flexibility for the Board to determine whether to separate or combine the roles of Chairman and CEO, and whether the Chairman role should be held by an independent director. In addition, the Board has determined that it is in the Company’s best interest to have an independent director serving as a lead director while the position of Chairman is held by a management director. The Governance Guidelines outline various responsibilities for the independent chair or lead director, as appropriate, which are described more fully below under “Board of Directors Leadership Structure.” The Governance Guidelines also include provisions relating to Board meetings, including the number of, and materials for, meetings and executive sessions, outside board service, ethics and conflicts of interest, stock ownership and retention requirements, orientation and continuing education, compensation, mandatory retirement, and access to management and other employees. The Governance Guidelines require that the independent chair and all other independent directors provide input to the Management Development and Compensation Committee in connection with that committee’s annual evaluation of the CEO.

Finally, the Governance Guidelines provide that a majority of the Board must consist of independent directors. The Board determines whether individual Board members are independent, as defined by the NYSE, using the following standards:

1.	A director will not be deemed to be independent if the director is, or has been within the preceding three years, an employee of the Company, or an immediate family member is, or has been within the preceding three years, an executive officer of the Company; provided, however, that a director’s employment as an interim executive officer for 12 months or less shall not disqualify a director from being considered independent following that employment.

2.	A director will not be deemed to be independent if, during any 12-month period within the preceding three years, the director or an immediate family member received more than $120,000 in direct compensation from the Company, other than director and committee fees, pension, or other forms of deferred compensation for prior service (provided that such compensation is not contingent in any way on continued service), compensation for former service as an interim chairman or interim CEO or other interim executive officer, compensation received by an immediate family member for service as an employee (other than an executive officer) of the Company, or dividends on Company stock beneficially owned by the director.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	17

3.	A director will not be deemed to be independent if: (i) the director or an immediate family member is a current partner of the firm that is the Company’s independent registered public accounting firm, (ii) the director is a current employee of such firm, (iii) an immediate family member of the director is a current employee of such firm who personally works on the Company’s audit, or (iv) the director or an immediate family member was within the preceding three years (but is no longer) a partner or employee of such firm and personally worked on the Company’s audit within that time.

4.	A director will not be deemed to be independent if, within the preceding three years, (i) the director or an immediate family member is or was employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee or (ii) the director is a current employee, or an immediate family member is a current executive officer, of another company that has made payments to or received payments from the Company for property or services that, in any of the preceding three fiscal years, exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues.
5.	A director may be considered independent notwithstanding that the director owns, or is a partner, stockholder, officer, director, or employee of an entity that owns, not more than 30% of the outstanding stock of the Company, unless the director or the entity owning the Company’s stock has a relationship with the Company that, under paragraphs 1 through 4 above or otherwise, precludes a finding of independence.

6.	A director will not be deemed independent if the director or an immediate family member serves as an executive officer of a tax-exempt organization that received contributions from the Company or The Clorox Company Foundation, in any single fiscal year within the preceding three years, more than the greater of $1 million or 2% of such organization’s consolidated gross revenues.

For purposes of these criteria, “immediate family member” includes a person’s spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone, other than domestic employees, who shares such person’s home.

Director Independence Determination

The Board has determined that each of the Company’s directors is independent under the NYSE listing standards and the independence standards set forth in the Governance

Guidelines, except Mr. Dorer as a result of his service as the Company’s CEO.

Conflict of Interest and Related Party Transaction Policies and Procedures

The Company has a long-standing policy of prohibiting its directors, officers, and employees from entering into transactions that are an actual or potential conflict of interest. The Company’s Code of Conduct has a detailed provision prohibiting conflicts of interests and is available on the Company’s website at http://www.thecloroxcompany.com/corporate-responsibility/performance/corporate-governance/code-of-conduct.

Additionally, the Company has a written policy regarding review and approval of related party transactions by the Nominating and Governance Committee (“Related Party Policy”). The Related Party Policy defines an “Interested Transaction” as any transaction, arrangement, or relationship or series of similar transactions, arrangements, or relationships (including any indebtedness or guarantee of indebtedness) in which (i) the aggregate amount involved in any fiscal year will or may be expected to exceed $120,000 (including any periodic payments or installments due on or after the beginning of the Company’s last completed fiscal year and, in the case of indebtedness, the largest amount expected to be outstanding and the amount of annual interest thereon), (ii) the Company is a participant, and (iii) any Related Party (as defined below) has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity).

A “Related Party” is (i) any person who is or was (since the beginning of the Company’s last fiscal year, even if such person does not presently serve in that role) an executive officer, director, or nominee for election as a director,

18       THE CLOROX COMPANY - 2015 Proxy Statement

Committees, Organization of the Board of Directors, and Director Independence

(ii) a beneficial owner of more than 5% of the Company’s Common Stock, or (iii) an immediate family member of any of the foregoing. For purposes of this definition, “immediate family member” includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone residing in such person’s home (other than a tenant or employee).

Under the Related Party Policy, if a new Interested Transaction is identified for approval, it is brought to the Nominating and Governance Committee to determine if the proposed transaction is reasonable and fair to the Company. The Nominating and Governance Committee will review the material facts of all Interested Transactions that require its approval and either approve or disapprove of the entry into the Interested Transaction.

The Related Party Policy also contains categories of preapproved transactions that the Board has identified as not having a significant potential for an actual or potential conflict of interest or improper benefit.

In determining whether to approve or ratify an Interested Transaction, the Nominating and Governance Committee will take into account, among other factors it deems appropriate, whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the Related Party’s interest in the transaction.

No director participates in any discussion or approval of an Interested Transaction for which he or she is a Related Party, except that the director will provide all material information concerning the Interested Transaction to the Nominating and Governance Committee. There were no transactions considered to be an Interested Transaction during the Company’s 2015 fiscal year.

Code of Conduct

The Company has adopted a Code of Conduct, which can be found in the Governance section under Company Information on the Company’s website, http:// www.thecloroxcompany.com/corporate-responsibility/performance/corporate-governance/code-of-conduct, or obtained in print by contacting The Clorox Company, c/o Secretary, 1221 Broadway, Oakland, CA 94612-1888.

The Code of Conduct applies to all of the Company’s employees, including executives, as well as contractors and directors. We also have established a separate Business Partner Code of Conduct outlining our standards and expectations of our suppliers and other business partners, which can be found at http://www.thecloroxcompany.com/corporate-responsibility/people/suppliers-partners.

Board of Directors Leadership Structure

The Board believes that it is in the best interests of the Company and its stockholders for the Board to make a determination on whether to separate or combine the roles of Chairman and CEO based upon the Company’s circumstances at any particular point in time, and whether the Chairman role should be held by an independent director. The Nominating and Governance Committee regularly reviews the leadership structure to determine if it is in the best interests of the Company and its stockholders. Beginning on July 1, 2015, the position of Chairman has been held by Mr. Harad, an independent director. The Board of Directors believes this leadership structure is appropriate at this time as Mr. Harad has a long history of service on the Board and strong qualifications to serve as chairman, including serving as executive chairman of the board of another public company.

The independent chair or lead director, as applicable, is elected annually by and from the independent directors with clearly delineated and comprehensive duties and responsibilities. To qualify as independent chair, a director must have served as a member of the Board for a minimum of three years. The duties of the independent chair, which are also included in the Governance Guidelines, include serving as a liaison between the CEO and the Board. In addition, the independent chair (i) assists the Board and Company officers in promoting compliance with and implementation of the Governance Guidelines, (ii) presides at all meetings of the Board, (iii) presides at all sessions of independent directors and has the authority to call additional meetings of independent directors, (iv) approves and advises the CEO and other members of management on information sent to the Board, (v) works with the CEO and other members of management to establish meeting

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	19

agendas, and approves meeting schedules for the Board to assure that there is sufficient time for discussion of all agenda items; (vi) is available for consultation and direct communication with major stockholders if requested; and (vii) evaluates, along with the members of the Management Development and Compensation Committee and the other independent directors, the performance of the CEO.

In addition, all of the Company’s directors other than Mr. Dorer are “independent” as defined by the NYSE rules. The Board believes that this structure promotes effective governance and, under the present circumstances, the leadership structure described above is in the best interests of the Company and its stockholders.

Board of Directors’ Role in Risk Management Oversight

The Board has responsibility for the oversight of the Company’s risk management, while the Company’s management is responsible for the day-to-day risk management process. With the oversight of the Board, the management of the Company has developed an enterprise risk management process, whereby management identifies the top individual risks that the Company faces with respect to its business, operations, strategy, and other factors after interviews with key business and functional leaders in the Company and a review of external information. In addition to evaluating various key risks, management identifies ways to mitigate and manage such risks. At least annually, management reports on and discusses the identified risks and risk mitigation and management efforts with the Board. The Board allocates responsibility to a specific committee to examine a particular risk in detail if the committee is in the best position to review and assess the risk. For example, the Audit Committee reviews compliance and risk management programs and practices related to accounting and financial reporting matters and financial risk management, and the Management Development and Compensation Committee reviews the risks related to the executive compensation structure. In the event that a committee is allocated responsibility for examining and analyzing a specific risk, such committee reports on the relevant risk exposure during its regular reports to the full Board to facilitate proper risk oversight by the entire Board.

As part of its responsibilities, the Management Development and Compensation Committee periodically reviews the Company’s compensation policies and programs to ensure that the compensation program is able to incent employees, including executive officers, while mitigating excessive risk-taking. The overall executive compensation program contains various provisions that mitigate against excessive risk-taking, including:

●	An appropriate balance between annual cash compensation and equity compensation that is earned over a period of three to four years;
●	Caps on the payouts under executive and non-executive incentive plans, which protect against executives taking short-term actions to maximize bonuses that are not supportive of long-term objectives;
●

Financial metrics under the executive annual incentive plan that are equally weighted between net customer sales and economic profit (as defined in the Compensation Discussion and Analysis section), which discourage revenue generation at the expense of profitability and vice versa;

●

Clawback provisions applicable to current and former executives as set forth in the applicable plans that enable the recapture of previously paid compensation under certain circumstances, which serve as a deterrent to inappropriate risk-taking activities; and

●

Stock ownership guidelines that require executive officers to accumulate meaningful levels of equity ownership in the Company, which align executives’ short- and long-term interests with those of the Company’s stockholders.

Based on its review and the analysis provided by its independent compensation consultant, Frederic W. Cook & Co., the Management Development and Compensation Committee has determined that the risks arising from the Company’s compensation policies and practices for its employees, including executive officers, are not reasonably likely to have a material adverse effect on the Company.

Executive Sessions

The independent directors generally meet in executive session at each regularly scheduled Board meeting without the presence of management directors or employees of the

Company to discuss various matters related to the oversight of the Company, the management of the Board’s affairs, and the CEO’s performance.

20       THE CLOROX COMPANY - 2015 Proxy Statement

Beneficial Ownership of Voting Securities

The following table shows, as of July 31, 2015 (except as otherwise indicated), the holdings of Common Stock by (i) any entity or person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee for director and each of the seven individuals named in the Summary Compensation Table (the “named executive officers”), and (iii) all current directors and executive officers of the Company as a group:

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)(3)	Percent of Class(4)
BlackRock, Inc.(5)
55 East 52nd Street
New York, NY 10022	10,601,754	8.24
The Vanguard Group, Inc.(6)
100 Vanguard Blvd.
Malvern, PA 19355	10,207,287	7.93
State Street Corporation(7)
One Lincoln Street
Boston, MA 02111	8,655,997	6.73
Richard H. Carmona(3)	0	*
Benno Dorer	155,646	*
Spencer C. Fleischer	0	*
George J. Harad(3)	6,503	*
Jacqueline Kane	168,788	*
Donald R. Knauss	1,577,680	1.21
Esther Lee(3)	0	*
Robert W. Matschullat(3)	1,324	*
Jeffrey Noddle(3)	1,150	*
Rogelio Rebolledo(3)	0	*
Stephen M. Robb	195,064	*
George Roeth	1,750	*
Laura Stein	174,173	*
Frank A. Tataseo	107,814	*
Pamela Thomas-Graham(3)	1,778	*
Carolyn M. Ticknor(3)	0	*
Christopher J. Williams	0	*
All current directors and executive officers as a group (25 persons)(8)	2,735,001	2.09

*	Does not exceed 1% of the outstanding shares.
(1)	Correspondence to all executive officers and directors of the Company may be mailed to The Clorox Company, c/o Secretary, 1221 Broadway, Oakland, CA 94612-1888.
(2)	Unless otherwise indicated, each beneficial owner listed has sole voting and dispositive power concerning the shares indicated. These totals include the following numbers of shares of Common Stock that such persons have the right to acquire through stock options exercisable within 60 days of July 31, 2015, or with respect to which such persons have shared voting or dispositive power: Mr. Dorer – 153,492 options; Mr. Harad – shared voting and dispositive power with respect to 5,503 shares held jointly with spouse and 1,000 shares held in limited partnership; Ms. Kane – 151,268 options and shared voting and dispositive power with respect to 4,456 shares held in family trust; Mr. Knauss – 1,435,638 options, shared voting and dispositive power with respect to 101,153 shares held in family trust, and 35,000 shares held in limited liability company; Mr. Robb – 182,412 options and shared voting and dispositive power with respect to 9,207 shares held in family trust; Mr. Roeth – shared voting and dispositive power with respect to 1,750 shares held in family trust; Ms. Stein – 157,467 options; Mr. Tataseo – 95,420 options; and all current directors and executive officers as a group – 2,456,043 options. The numbers in the table above do not include the following numbers of shares of Common Stock that the executive officers have the right to acquire upon the termination of their service as employees pursuant to deferred stock units granted in December 1995 in exchange for the cancellation of certain restricted stock, and deferred dividends on deferred stock units: Mr. Tataseo – 17,793; and all current executive officers as a group – 17,793. The numbers in the table above do not include the following numbers of shares of Common Stock that the executive officers have the right to acquire upon the termination of their service as employees pursuant to vested performance units that were deferred at the executive officers’ election: Mr. Dorer – 11,098; Ms. Kane – 17,432; Mr. Robb – 10,239; Ms. Stein 27,231; Mr. Tataseo – 7,500; and all current executive officers as a group – 98,451.
(3)	The numbers in the table above do not include the following numbers of shares of Common Stock that the non-management directors have the right to acquire upon the termination of their service as directors pursuant to deferred stock units granted under the Independent Directors’ Stock-Based Compensation Plan: Dr. Carmona – 14,429; Mr. Harad – 32,307; Ms. Lee – 1,604; Mr. Matschullat – 73,969; Mr. Noddle – 2,304; Mr. Rebolledo – 2,304; Ms. Thomas-Graham – 18,353; and Ms. Ticknor – 24,799.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	21

(4)	On July 31, 2015, there were 128,643,834 shares of Common Stock outstanding.
(5)	Based on information contained in a report on Schedule 13G/A filed with the SEC, BlackRock, Inc. reported, as of December 31, 2014, sole voting power with respect to 9,517,654 shares and sole dispositive power with respect to all shares reported.
(6)	Based on information contained in a report on Schedule 13G/A filed with the SEC, The Vanguard Group, Inc. reported, as of December 31, 2014, sole voting power with respect to 222,321 shares, sole dispositive power with respect to 10,001,225 shares and shared dispositive power with respect to 206,062 shares.
(7)	Based on information contained in a report on Schedule 13G filed with the SEC, State Street Corporation reported, as of December 31, 2014, shared voting and dispositive power with respect to these shares.
(8)	Pursuant to Rule 3b-7 of the Exchange Act, executive officers include the Company’s current CEO and all current executive vice presidents and certain senior vice presidents.

22       THE CLOROX COMPANY - 2015 Proxy Statement

Equity Compensation Plan Information

The following table sets out the number of shares of Common Stock to be issued upon exercise of outstanding options, warrants, and rights, the weighted-average exercise price of outstanding options, warrants, and rights, and the number of securities available for future issuance under equity compensation plans as of June 30, 2015.

	[a]	[b]	[c]
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (in thousands)	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining for future issuance under non- qualified stock-based compensation programs (excluding securities reflected in column [a]) (in thousands)
Equity compensation plans approved by
security holders	9,739	$76	7,100
Equity compensation plans not approved by
security holders	—	—	—
Total	9,739	$76	7,100

Column [a] includes the following outstanding equity-based awards (in thousands):

●	8,357 stock options
●	1,123 performance units and deferred shares
●	241 deferred stock units for non-employee directors
●	18 restricted stock units

THE CLOROX COMPANY - 2015 Proxy Statement	23

Compensation Discussion and Analysis

Executive Summary

This Compensation Discussion and Analysis (“CD&A”) describes our executive compensation philosophy and program, the compensation decisions made under this program and the specific factors we considered in making those decisions. This CD&A focuses on the compensation of our “named executive officers” for fiscal year 2015, who were:

●	Benno Dorer – Chief Executive Officer (“CEO”) (as of November 20, 2014);
●	Donald R. Knauss – Executive Chairman (as of November 20, 2014; retired effective July 1, 2015) and Former Chairman and Chief Executive Officer (until November 20, 2014);
●	Stephen M. Robb – Executive Vice President – Chief Financial Officer (“CFO”);
●	Jacqueline P. Kane – Executive Vice President – Human Resources and Corporate Affairs;
●	Frank A. Tataseo – Executive Vice President – New Business Development;
●	Laura Stein – Executive Vice President – General Counsel; and
●	George C. Roeth – Former Executive Vice President and Chief Operating Officer – Lifestyle, Household and Global Operating Functions (retired January 5, 2015).

Fiscal year 2015 saw several leadership transitions that were successfully implemented as part of the Company’s formal succession planning process. On November 20, 2014, Mr. Knauss, the former Chairman and Chief Executive Officer, transitioned into the role of Executive Chairman of the Board of Directors (the “Board”), and Mr. Dorer became the Company’s Chief Executive Officer and was appointed to the Board. Additionally, on September 22, 2014, Nick Vlahos and Dawn Willoughby assumed co-Chief Operating Officer (“COO”) roles, and Mr. Roeth retired from the Company on January 5, 2015. Subsequently, Mr. Knauss announced his retirement as Executive Chairman, effective July 1, 2015.

Unless noted otherwise, references to our CEO will mean Mr. Dorer and references to our Executive Chairman will mean Mr. Knauss.

Fiscal Year 2015 Performance Highlights

In fiscal year 2015, the Company delivered strong results, including 3% sales growth and a 4% increase in diluted earnings per share, despite a difficult environment, particularly in certain international markets that included unfavorable foreign exchange rates and slowing economies. In the face of these challenges, the Company drove cost savings, operational efficiencies, and, wherever possible, implemented price increases to mitigate the impact of high inflation in certain non-U.S. geographies. The Company also continued to invest strongly in its U.S. business, including continuing to invest in innovation and increasing brand investments to drive category growth and market share improvements.

The Company’s 2020 Strategy aims to accelerate profitable growth by engaging employees as business owners; increasing brand investment behind superior value and more targeted plans for its “3D” demand-creation model of Desire, Decide, and Delight; keeping the core healthy and growing into new categories and channels; and funding growth by reducing waste in its work, products, and supply chain. This year, the Company introduced its Strategy 2020 Accelerators—portfolio momentum, 3D technology transformation, 3D innovation, and growth culture—with the goal of accelerating profitable growth under its 2020 Strategy.

Successes for the Company in fiscal year 2015 included:

●	delivering 3% of incremental sales from product innovation;
●	achieving $116 million in cost savings, the Company’s 12th consecutive year of average cost savings in excess of $100 million;
●	delivering free cash flow* of $733 million, an increase of more than $80 million from fiscal year 2014;
●

introducing new products in many categories, including Clorox® ScrubSingles™; Clorox® Triple Action Dust Wipes; Burt’s Bees® facial products; Burt’s Bees® lip crayons; new flavors of Burt’s Bees® lip balms; Glad® OdorShield® Gain® Original Scent; new flavors of Hidden Valley® dressings; Fresh Step® lightweight cat litter; and Kingsford® lightweight charcoal, among others;

●	continuing to receive external recognition for its leadership in corporate responsibility and sustainability efforts; and
●	returning excess capital to stockholders through share repurchases and by delivering $385 million in dividends to stockholders and increasing the quarterly dividend by 4% in May 2015.

*	See Appendix B for definitions of non-GAAP financial measures and reconciliations to the most directly comparable GAAP financial measures.

24       THE CLOROX COMPANY - 2015 Proxy Statement

Compensation Discussion and Analysis

How Pay Was Tied to the Company’s Performance in Fiscal Year 2015

Our fiscal year 2015 results and compensation decisions continue to illustrate that our pay-for-performance philosophy works as intended, with pay being driven by performance in the following ways:

●

Fiscal Year 2015 Annual Incentive Payout. In alignment with our pay-for-performance philosophy, the annual incentive payout for each of our named executive officers was significantly above target due to the Company’s strong operational results compared to the targets established at the beginning of the fiscal year. The Company’s sales and economic profit targets both significantly exceeded the targets for the fiscal year.

●

Fiscal Year 2015 Long-Term Incentive Payout. Our three-year performance share results were slightly above the financial target for cumulative economic profit and yielded a 105% payout. These awards were granted in September 2012, and payment was determined in August 2015 based on performance over the period commencing July 1, 2012, and ending June 30, 2015. The payout under this plan increased slightly from our long-term incentive payout in 2014 of 103%, which was based on performance over the period commencing July 1, 2011, and ending June 30, 2014. While strong results in fiscal year 2013 helped offset a challenging fiscal year 2014, fiscal year 2014 results were significantly below target, which negatively affected the long-term incentive payout in fiscal year 2015 and which we expect will continue to negatively impact future long-term incentive payouts that include fiscal year 2014 in the performance period.

Compensation Philosophy

The key principle of our compensation philosophy is to align pay with performance. We do so by delivering the majority of executive pay through “at-risk” variable incentive awards that help ensure that realized pay is tied to attainment of critical operational goals and sustainable appreciation in stockholder value. In fiscal year 2015, approximately 85% of the targeted compensation for our CEO and approximately 71% of the targeted compensation for our other named executive officers was directly tied to the achievement of short- and long-term operating goals and changes in total stockholder return. This approach is designed to accomplish the following:

●	Pay for Performance. To reward performance that drives the achievement of the Company’s short- and long-term goals and, ultimately, stockholder value.
●

Align Management and Stockholder Interests. To align the interests of our executive officers with our stockholders by using long-term, equity-based incentives, maintaining stock ownership and retention guidelines that encourage a culture of ownership, and rewarding executive officers for sustained and superior Company performance as measured by operating results and total stockholder return.

●	Attract, Retain, and Motivate Talented Executives. To compete for and incent talented individuals by attracting, retaining, and motivating high-performing executives.
●

Address Risk-Management Considerations. To motivate our executives to pursue objectives that create long-term stockholder value and discourage behavior that could lead to unnecessary or excessive risk-taking inconsistent with our strategic and financial objectives, by providing a certain amount of fixed pay and balancing our executives’ at-risk pay between short-term (one-year) and long-term (three-year) performance horizons, using different financial and other performance metrics.

●

Support Financial Efficiency. To help ensure that payouts under our cash-based and equity-based incentive awards are appropriately supported by performance and to allow the Management Development and Compensation Committee (the “Committee”) to design these awards to be treated as performance-based compensation that is tax-deductible by the Company under Internal Revenue Code (“IRC”) Section 162(m) (“Section 162(m)”), as appropriate.

What We Have and Don’t Have – Elements of Our Executive Compensation Program

The following elements of our executive compensation program reflect our continued commitment to our compensation philosophy:

What We Have

✓	An executive compensation program designed to mitigate inappropriate risk;
✓	Different performance horizons for the goals within our annual and long-term incentive plans;
✓	Use of economic profit (“EP”) as a rigorous incentive metric;
✓	Stringent stock ownership and retention guidelines for all of our executives;
✓	A prohibition on speculative transactions involving the Company’s stock, including hedging and pledging;
✓	Stock options that vest over a four-year period and have an exercise price equal to fair market value of our Common Stock on the date of grant;

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	25

✓	Clawback provisions in both our annual and long-term incentive plans;
✓	Double-trigger change in control provisions for all equity awards;
✓	Modest perquisites supported by sound business rationale;
✓	Annual review of our executive compensation program by the Committee, which is composed solely of independent members of the Board; and
✓	Use of an independent compensation consultant who does not provide any additional consulting services to the Company.

What We Don’t Have

∅	Employment contracts for any executives as of July 1, 2015;
∅	Stock option re-pricing without stockholder approval;
∅	Use of time-based restricted stock in our annual long-term incentive grants;
∅	Payment of dividends or dividend equivalents on unvested or unearned performance shares; and
∅	Tax gross-ups for any employee, including executive officers.

Components of Our Executive Compensation Program

The table below outlines the components of our executive compensation program, their purpose, and certain characteristics of these components.

Component	Purpose	Characteristics
Base Salary	Compensate named executive officers for their role and level of responsibility, as well as individual performance.	Fixed component.
Annual Incentives(1)	Promote the achievement of the Company’s annual corporate financial and strategic goals, as well as individual objectives.	Performance-based cash bonus opportunity.
Long-Term Incentives(1)	Promote the achievement of the Company’s long-term corporate financial goals and stock price appreciation.	Values of performance share grants and stock option awards vary based on actual Company financial and stock price performance.
Retirement Plans	Provide replacement income upon retirement (a long-term retention incentive).	Fixed component; however, Company contributions vary based on pay and employee contributions.
Post-Termination Compensation	Provide contingent payments to attract and retain named executive officers and promote orderly succession for key roles.

Only payable if a named executive officer’s employment is terminated under specific circumstances as described in the applicable severance plan or, with respect to the Executive Chairman, the employment agreement.

Perquisites	Provide other benefits competitive with the compensation peer group and encourage executives to proactively manage their health and financial wellness.	Financial planning, Company car or car allowance, paid parking, limited non-business use of company aircraft, annual executive physical and health club allowance.

(1)	Payouts under the annual and long-term incentive plans are determined based on the achievement of objectives established by the Committee at the beginning of the performance period. The performance period is one year for the cash awarded under the Annual Incentive Plan, which is further described in “What We Pay: Components of Our Compensation Program” and three years for the performance shares awarded under the long-term incentive plan. Specific financial goals cannot be changed during the performance period, except in accordance with principles set by the Committee at the time the goals were established, which, in the case of our long-term incentive plan, provide for adjustments in limited circumstances, including acquisitions, restructuring charges, or significant changes to generally accepted accounting principles, and only if the adjustments exceed a specified minimum financial impact to the Company.

26       THE CLOROX COMPANY - 2015 Proxy Statement

Compensation Discussion and Analysis

How We Make Compensation Decisions

Roles and Responsibilities in Setting Executive Compensation

Management Development and Compensation Committee. The Committee is made up entirely of independent directors as defined by our Governance Guidelines and NYSE listing standards. The Committee regularly reviews the design and implementation of our executive compensation program and reports on its discussions and actions to the Board. In particular, the Committee (i) oversees our executive compensation program, (ii) approves the performance goals and strategic objectives for our named executive officers, evaluates results against those targets each year, and determines and approves the compensation of our CEO (after consulting with the other independent members of the Board) and our other named executive officers, as well as officers at or above the level of senior vice president and any other officers covered by Section 16 of the Securities Exchange Act of 1934, as amended, and (iii) makes recommendations to the Board with respect to the structure of overall incentive and equity-based plans.

The Committee makes its determinations regarding executive compensation after consulting with management and the Committee’s independent compensation consultant (as further described below), and its decisions are based on a variety of factors, including the Company’s performance, individual executives’ performance, peer group data, and input and recommendations from the independent compensation consultant. Individual performance is evaluated based on the performance of the business or operations for which the executive is responsible, the individual’s skill set relative to industry peers, overall experience and time in the position, the critical nature of the individual’s role, difficulty of replacement, expected future contributions, readiness for promotion to a higher level, role relative to that of other executive officers, and, in the case of externally recruited named executive officers, compensation earned with a prior employer.

In determining the compensation package for each of our named executive officers other than our Executive Chairman and our CEO, the Committee receives input and recommendations from our CEO and our Executive Vice President – Human Resources and Corporate Affairs. Named executive officers do not have a role in the determination of their own compensation, but named executive officers other than our CEO do discuss their individual performance objectives with our CEO. The Committee currently consists of Dr. Carmona and Messrs. Fleischer, Harad, Noddle, and Rebolledo.

Special 162(m) Subcommittee. Although the Board has determined that, consistent with our Governance Guidelines and the NYSE listing standards, all members of the Committee are “independent,” the Committee determined that Mr. Matschullat, who previously served on the Committee, may not qualify as an “outside director” for purposes of Section 162(m) due to his service as interim CEO from May 2006 until October 2006. As a result, a subcommittee composed of directors who qualify as “outside directors” under Section 162(m) (the “Subcommittee”) was established to take any actions required under Section 162(m) for performance-based compensation to be fully deductible by the Company for income tax purposes. After the end of our 2015 fiscal year, the Board changed certain Board committee assignments, which resulted in Mr. Matschullat’s service on the Committee ending on July 29, 2015. As a result, as of that date the Subcommittee is no longer required for purposes of Section 162(m) since all of the members of the Committee qualify as “outside directors” under Section 162(m).

Board of Directors. The independent members of the Board undertake a thorough process during which they review our CEO’s annual performance, and each independent director provides candid feedback and observations that are shared in aggregate with our CEO. The Board considers a variety of key substantive factors it has identified as being most important for effective CEO performance, with a focus on strategy, people, operations, and values. The full Board discusses the evaluations of our CEO’s performance against these key factors and then provides its compensation recommendations to the Committee. The Committee, after evaluating the Board’s recommendations and receiving input from the independent compensation consultant, then makes a final determination on our CEO’s compensation. Our CEO does not have a role in his own compensation determination other than participating in a discussion with the Board regarding his performance relative to specific targets and strategic objectives set at the beginning of the fiscal year, which the Board considers in both its compensation determination and when setting performance targets for the upcoming fiscal year.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	27

Additionally, for fiscal year 2015, as a result of the transition in the CEO role, the Committee reviewed and approved the recommended short-term incentive bonus for Mr. Knauss for his role as Chairman and CEO for a portion of the year and the remaining portion of the year as Executive Chairman. Mr. Knauss did not have a role in compensation determinations other than to discuss his performance relative to specific targets and strategic objectives set at the beginning of the fiscal year. Mr. Dorer, who assumed the CEO role on November 20, 2014, did not have a role in his compensation determinations for fiscal year 2015, other than to discuss his performance at the end of the year relative to specific goals that he established when transitioning into the role in November 2014.

Independent Compensation Consultant. The Committee retains the services of an independent compensation consulting firm to assist it in the performance of its duties. During fiscal year 2015, the Committee used the services of Frederic W. Cook & Co., Inc. (“FWC”). FWC’s work with the Committee included data analysis and guidance and recommendations on the following topics: compensation levels relative to our peers, market trends in incentive plan designs, risk and reward structure of executive compensation plans, and other policies and practices, including the policies and views of third-party proxy advisory firms. See the section entitled “Independence of the Compensation Consultant” for a discussion of FWC’s independence from management.

Chief Executive Officer. Our CEO makes compensation recommendations to the Committee for all executive officers other than himself and the Executive Chairman. In making these recommendations, our CEO evaluates the performance of each executive officer and considers his or her responsibilities as well as the compensation analysis provided by the independent compensation consultant.

Other Members of Management. Senior human resources management provides analyses regarding competitive practices and pay ranges, compensation and benefit plans, policies and procedures for equity awards, perquisites, general compensation, and benefits philosophy. Senior human resources, legal, and, from time to time, finance executives attend non-executive sessions of Committee meetings to provide additional perspective and expertise.

Independence of the Compensation Consultant

Pursuant to its charter, the Committee is authorized to retain, oversee, and terminate any consultants it deems necessary, as well as to approve the fees and other retention terms of any such consultants. Prior to retaining a compensation consultant or any other external advisor, from time to time as the Committee deems appropriate but at least annually, the Committee assesses the independence of the advisor from management. In evaluating FWC, the Committee’s compensation consultant, the Committee took into consideration all factors relevant to FWC’s independence, including the following factors specified in the NYSE listing standards:

●	other services provided to the Company by FWC or any of its affiliates;
●	the fees paid by the Company to FWC as a percentage of FWC’s total revenue;
●	the policies and procedures of FWC that are designed to prevent a conflict of interest;
●	any business or personal relationship between individuals at FWC performing consulting services for the Committee and a Committee member;
●	any ownership of Company stock by the individuals at FWC performing consulting services for the Committee; and
●	any business or personal relationship between individuals at FWC performing consulting services for the Committee and an executive officer of the Company.

FWC has provided the Committee with appropriate assurances and confirmation of its independent status in accordance with the Committee’s charter and other considerations. The Committee believes that FWC has been independent throughout its service to the Committee and that there is no conflict of interest between FWC or individuals at FWC and the Committee, the Company’s executive officers, or the Company.

28       THE CLOROX COMPANY - 2015 Proxy Statement

Compensation Discussion and Analysis

Our Peer Group

The Committee uses a peer group composed of 19 consumer products companies (the “compensation peer group”) to help determine competitive compensation rates for the Company’s executive officers, including the named executive officers. The compensation peer group was selected by the Committee based on the factors described below, with input from FWC. The compensation peer group is used to evaluate both the levels of executive compensation and compensation practices within the consumer products industry.

For fiscal year 2015, the compensation peer group was composed of the following companies:

Avon Products, Inc.	General Mills, Inc.	Molson Coors Brewing Company
Campbell Soup Company	The Hershey Company	Newell Rubbermaid Inc.
Church & Dwight Co., Inc.	Hormel Foods Corporation	Revlon, Inc.
Colgate-Palmolive Company	The J.M. Smucker Company	S.C. Johnson & Son, Inc.
Dr. Pepper Snapple Group, Inc.	Kellogg Company	Tupperware Brands Corporation
Energizer Holdings, Inc.	McCormick & Company, Incorporated
The Estee Lauder Companies Inc.	Mead Johnson Nutrition Company

To determine the compensation peer group for each year, the Committee considers companies that:

●	hold leadership positions in branded consumer products;
●	are of reasonably similar size based on market capitalization and revenue;
●	compete with the Company for executive talent; and
●	have executive positions similar in breadth, complexity, and scope of responsibility to those of the Company.

The Committee annually reviews and makes adjustments to the compensation peer group as appropriate to ensure that the peer group companies continue to meet the relevant criteria. In fiscal year 2015, H.J. Heinz Company was removed due to its acquisition, and the following companies were added: Dr. Pepper Snapple Group, Inc., The Estee Lauder Companies Inc., Hormel Foods Corporation, McCormick & Company, Incorporated, and Mead Johnson Nutrition Company.

Fiscal Year 2015 Compensation of Our Named Executive Officers

For fiscal year 2015, management engaged Aon Hewitt to obtain and aggregate compensation data for the compensation peer group. This data was used to advise the Committee on setting target compensation for our named executive officers. FWC reviewed this information and performed an independent compensation analysis of the compensation peer group data to advise the Committee. Although each individual component of executive compensation is reviewed, particular emphasis is placed on targeting total compensation within 15% of the median target dollar amounts of compensation of the compensation peer group. Other factors, such as an executive’s level of experience, may result in target total compensation for individual named executive officers being set above or below this median range. Specifically, for fiscal year 2015, target compensation for our CEO, taking into account his recent promotion, was slightly more than 15% below the peer group median. Our CFO, EVP – General Counsel, and EVP – Human Resources and Corporate Affairs were within 15% of the peer group median. The target compensation amounts for Mr. Knauss in his role as CEO and for our former co-COO, Mr. Roeth, were slightly more than 15% above the peer group median. In addition, it may not be possible to obtain specific market data for a particular position due to the unique nature of the position’s responsibilities. For fiscal year 2015, Mr. Tataseo’s role did not have comparable market data, so it was evaluated based on positions with comparable responsibility and importance within the Company.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	29

What We Pay: Components of Our Compensation Program

A substantial portion of our targeted executive compensation is at-risk variable compensation, with 85% of compensation for our CEO and 71% of compensation for all our other named executive officers (excluding Mr. Knauss, who retired effective July 1, 2015, and Mr. Roeth, who retired on January 5, 2015) being at-risk. Base salary is the only fixed compensation component, as outlined in the following charts, which reflect target compensation for fiscal year 2015.

Compensation Mix - CEO(1)
Compensation Mix - Average of All Other NEOs(1)

(1)	Compensation mix represents the actual base salary, target annual incentive award, and actual long-term incentives granted in fiscal year 2015. Refer to the Summary Compensation Table below for further details on actual compensation. The CEO mix is based on Mr. Dorer’s compensation as CEO.

Additional elements of the executive compensation program include retirement plans, post-termination compensation, and perquisites as appropriate to support our executive compensation philosophy. Further detail about each element is provided in the discussion below:

Base Salary. The Committee generally seeks to establish base salaries for our named executive officers within 15% of the median of the compensation peer group. The Committee considered factors such as the executive’s specific role, level of experience, and sustained performance, as well as the compensation peer group market data, in determining each named executive officer’s base salary for fiscal year 2015. Changes in base salary are approved by the Committee in September and become effective in October of each year. Due to the leadership changes in fiscal year 2015, the Board also approved various mid-year salary changes. All base salaries that went into effect in October 2014 for the named executive officers were within this target pay range. After reviewing Mr. Knauss’ compensation, with input from the independent compensation consultant, the Committee did not increase the annual base salary for Mr. Knauss.

This was the fourth year in a row Mr. Knauss’ base salary was not increased, reflecting his compensation’s current alignment to market and adherence to our compensation philosophy, as well as Mr. Knauss’ then-pending transition to Executive Chairman. After conducting a similar review for Mr. Dorer and evaluating his individual performance and overall Company performance for fiscal year 2014, the Committee approved a base salary increase of 2.3% at the beginning of fiscal year 2015, while Mr. Dorer was in his co-COO role. Mr. Dorer’s base salary further increased by 76% on November 20, 2014, upon his promotion to CEO, from $540,000 to $950,000, which is below the peer group median for CEOs. The annual base salary increases for our named executive officers other than Mr. Knauss and Mr. Dorer ranged from 0% to 10%, with an average increase of 3.4%. Our CFO’s salary increase was at the high end of the range to bring his salary closer to market, in recognition of his continued strong performance and increased experience. The actual base salaries earned by our named executive officers in fiscal year 2015 are listed in the “Salary” column of the Summary Compensation Table.

30       THE CLOROX COMPANY - 2015 Proxy Statement

Compensation Discussion and Analysis

Annual Incentives. The Company provides annual incentive awards to our named executive officers under the Company’s Executive Incentive Compensation Plan (“Annual Incentive Plan”). Payouts under the Annual Incentive Plan are based on the level of achievement of Company performance goals set annually by the Committee, not to exceed the stockholder-approved maximums. These performance goals are tied to Board-approved corporate financial and strategic performance goals and individual objectives, which are described below. The amounts actually paid under the Annual Incentive Plan are based on four factors: (1) a target award for each named executive officer, which is the base salary multiplied by the annual incentive target (“Target Award”), (2) the Company’s performance measured against predetermined corporate financial goals (“Financial Performance Multiplier”), (3) the Company’s level of achievement of various strategic metrics (“Strategic Metrics Multiplier”), and (4) the named executive officer’s individual performance (“Individual Performance Multiplier”), which is based primarily on the performance of the operations or functions under the individual’s responsibility. The final individual Annual Incentive Plan payout is determined by the following formula:

The Financial Performance Multiplier can range from 0% to 200% based on an objective assessment of Company performance versus goals established by the Committee at the beginning of the year. The Strategic Metrics and Individual Performance Multipliers, which are also determined by the Committee, typically have a much narrower range, which makes the impact they have on the total payout significantly smaller than the Financial Performance Multiplier. Over the past three years, the range for the Strategic Metrics Multiplier was 90% to 100% and the range for the Individual Performance Multipliers was 80% to 125%. By comparison, the range for the Financial Performance Multiplier during this same time period was 28% to 171%.

Below is an illustration of the annual incentive calculation, using our CEO’s Annual Incentive Plan payout as an example. Because the Financial Performance Multiplier was 171% in fiscal year 2015, based on the Company’s strong performance compared to the targets for annual net sales and economic profit that were established by the Committee at the beginning of the year, the impact it had on the final incentive payout was much greater than that of either the Strategic Metrics Multiplier or the Individual Performance Multiplier.

(1)	In connection with Mr. Dorer’s promotion to Chief Executive Officer, his base salary and annual incentive target were increased from $540,000 and 80%, respectively, to $950,000 and 125%, respectively, for the period beginning November 20, 2014 to the end of the fiscal year. Therefore, in fiscal year 2015, his target bonus of $893,579 represents the pro-rated amount using a weighted average of base salary and annual incentive targets based on time in each position.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	31

Each of the elements of the annual incentive formula is further described below.

Base Salary. The named executive officer’s actual fiscal year 2015 base salary is the starting point for the annual incentive calculation.

Annual Incentive Target. Each year, the Committee sets an annual incentive target level for each named executive officer as a percentage of his or her base salary, based on an assessment of median bonus targets in the compensation peer group and other factors such as individual experience, as noted above. The annual incentive target level is generally set near the median of bonus targets for comparable positions in the compensation peer group. The table below sets forth the targets for the fiscal year 2015 annual incentive awards.

Named Executive Officer	Annual Incentive Target (% of Base Salary)
Benno Dorer – Chief Executive Officer(1)	125%
Donald R. Knauss – Executive Chairman (Retired effective July 1, 2015)	145%
Stephen M. Robb – Executive Vice President – Chief Financial Officer(2)	80%
Jacqueline P. Kane – Executive Vice President – Human Resource and Corporate Affairs	70%
Frank A. Tataseo – Executive Vice President – New Business Development	75%
Laura Stein – Executive Vice President – General Counsel	70%
George C. Roeth – Former Executive Vice President and Chief Operating Officer – Lifestyle, Household and
Global Operating Functions (Retired January 5, 2015)	80%

(1)	In connection with Mr. Dorer’s promotion during fiscal year 2015, the annual incentive target for Mr. Dorer was increased from 80% (while he was co-COO) to 125% (when he became CEO) for the period beginning November 20, 2014 to the end of the fiscal year. Therefore in fiscal year 2015, his bonus was pro-rated based on those two targets and time in each position.
(2)	Mr. Robb’s target was increased from 75% in fiscal year 2014 to 80% for fiscal year 2015.

Financial Performance Multiplier. At the beginning of each fiscal year, the Committee sets financial goals for the Annual Incentive Plan based on targets approved by the Board. At the end of the year, the Committee reviews the Company’s results against the goals set at the beginning of the year.

For fiscal year 2015, the Committee established financial goals with a focus on maintaining or increasing net sales and increasing economic profit when compared to actual operating results for fiscal year 2014, as described in greater detail below, in order to drive sustainable profitable growth in short- and long-term total stockholder returns. The net sales and economic profit metrics that determine the Financial Performance Multiplier are each weighted

50% as the Committee continues to believe this mix effectively balances a focus on both top-line and bottom-line performance. In selecting the metrics and setting the financial goals of the Annual Incentive Plan, the Committee carefully considered whether the goals appropriately align with the goals of the long-term incentive program so that the overall compensation design does not encourage participants to take unnecessary or excessive risk or actions that are inconsistent with the Company’s short- and long-term strategic and financial objectives.

For fiscal year 2015, the financial goals for the Annual Incentive Plan, the potential range of payouts for achieving those goals and the actual results as determined by the Committee were as follows:

	Annual Incentive Financial Goals (in millions)
Goal	0% (Minimum)	100% (Target)	200% (Maximum)	Actual
Net Sales (weighted 50%)(1)	$5,383	$5,549	$5,715	$5,655
EP (weighted 50%)(2)	$386	$426	$466	$457

(1)	Net sales as reported in the Company’s consolidated financial statements.
(2)	EP for purposes of the financial performance multiplier is defined by the Company as earnings from continuing operations before income taxes, non-cash restructuring, and interest expense, which is then tax affected and reduced by a capital charge.

Strategic Metrics Multiplier. At the beginning of each fiscal year, the Committee sets multiple strategic metrics for the Annual Incentive Plan based on what it believes will best drive the Company’s overall strategy of engaging employees, increasing brand investment behind superior value, keeping the core healthy and growing into new categories and channels, and reducing waste. For fiscal year 2015, the Committee set 11 metrics, each with one or

32       THE CLOROX COMPANY - 2015 Proxy Statement

Compensation Discussion and Analysis

more associated targets that are objectively measurable, to be evaluated in determining the Strategic Metrics Multiplier used in the Annual Incentive Plan payout.

For example, to determine whether the results of the high-performing employee engagement metric were met, the Company measured its annual engagement survey results against a benchmark of other fast-moving consumer goods companies. To measure consumer product preference, the Company established targets for strategic product growth, new product launches, advertising, and packaging communications for various products, while the innovation and strategic product pipeline metric was measured against a target based on historical and projected sales resulting from innovation. Goals related to reshaping the portfolio include mergers and acquisitions as well as partnerships. The initiative to simplify work was measured against targets related to our agile enterprise approach, focusing on reducing administrative waste, and finding faster and more efficient ways of doing work. Finally, we established goals against our energy, water, and solid waste use for our global operations and sought more efficient ways to produce and package our products for the metric relating to reduction of the Company’s environmental footprint.

For fiscal year 2015, the 11 strategic metrics and the Company’s results were as follows:

Strategic Metric		FY 2015 Result		Strategic Metric	FY 2015 Result
•	High-performing employee engagement	Met or Exceeded	•	Targeted goals related to reshaping the portfolio	Not Met
•	Diversity targets, both within the Company and for our suppliers	Met or Exceeded	•	Targeted level of cost savings	Met or Exceeded
•	Consumer product preference	Met or Exceeded	•	Gross margin improvement	Met or Exceeded
•	Dollar share, both domestically and internationally	Not Met	•	Successful execution of initiative to simplify work and eliminate low value activity	Met or Exceeded
•	Future net sales growth projections	Not Met	•	Reduction of the Company’s environmental footprint	Met or Exceeded
•	Innovation and strategic product pipeline	Met or Exceeded

Based on the Company’s performance against these strategic metrics, the Committee determined that the level of payout for the Strategic Metrics Multiplier was 100%. Over the past three years, the range for the Strategic Metrics Multiplier has been 90% to 100%.

Individual Performance Multiplier. Consistent with our pay-for-performance philosophy, the annual incentive payouts initially are determined by financial results and performance against strategic metrics, multiplied by an Individual Performance Multiplier. Based on its evaluation of individual performance, the Committee reviewed and approved the Individual Performance Multiplier for each named executive officer to reflect the officer’s individual contributions in fiscal year 2015. In determining the multiplier for individual performance, the Committee carefully evaluates several performance factors against objectives established at the beginning of the year. For the CEO, the Committee conducts a detailed evaluation covering the key categories of strategy, people, operations, values, and overall performance, with specific goals within each category. To set specific targets for the CEO, the Committee uses a balanced scorecard with annual strategic priorities of financial goals, people, customer, growth, and margin, with specific metrics and targets within each strategic priority. These targets are used to measure the CEO’s performance twice a year, with a mid-year review and a year-end evaluation. This assessment is then used to determine the appropriate individual multiplier for the fiscal year performance. The range of Individual Performance Multipliers in 2015 was 90% to 110% based on the contributions made in the fiscal year by our named executive officers. The higher end of this narrow range was awarded to the EVP – Human Resources and Corporate Affairs, EVP – General Counsel and CFO primarily for contributions made with respect to leadership changes within the organization and their support in connection with the discontinuation of operations in Venezuela. The lower end of the range was awarded to the EVP – New Business Development for his contributions despite mergers and acquisitions results falling short of expectations. The Committee reviewed the results for our CEO and our Executive Chairman and determined their Individual Performance Multipliers were 110% and 100%, respectively. Our CEO’s Individual Performance Multiplier was based on his strong performance since taking the role in November 2014, including the introduction of the strategy accelerators, delivering overall operational and financial results for fiscal year 2015 that exceeded expectations, and leading a highly successful senior management succession plan.

Final Individual Annual Incentive Plan Payouts. In accordance with the formula described above, the final annual incentive payouts to our named executive officers in fiscal year 2015, excluding Messrs. Dorer, Knauss, and Roeth (who retired on January 5, 2015), ranged from $618,850 to $827,640, and from 154% to 188% of the

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	33

named executive officers’ Target Awards. Mr. Dorer’s annual incentive payout was $1,680,820. Due to his promotion, Mr. Dorer’s final annual incentive payout was prorated to reflect the periods during the fiscal year when he served as co-COO, with an annual incentive target of 80%, and when he served as CEO, with an annual incentive target of 125%, which is below the peer group median in light of his recent promotion. This award was 188% of his Target Award and is composed of a Financial Performance Multiplier of 171%, a Strategic Metrics Multiplier of 100%, and an Individual Performance Multiplier of 110%. Mr. Knauss’ annual incentive payout was $2,851,430, or 171% of his Target Award, which comprises a Financial Performance Multiplier of 171%, a Strategic Metrics Multiplier of 100%, and an Individual Performance Multiplier of 100%. These payouts are also reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

Long-Term Incentives. Each year, we provide long-term incentive compensation to our named executive officers in the form of performance shares and stock options. We believe these forms of compensation align company performance and executive officer compensation with the interests of our stockholders. These incentive awards also support the achievement of our long-term corporate financial goals.

Unlike many of our industry peers, we do not use time-based restricted stock as a form of annual long-term incentive compensation because we believe that doing so reduces the degree to which the total long-term incentive opportunity is impacted by changes in our multi-year operating performance. However, we do occasionally use time-based restricted stock for special purposes, such as in connection with a promotion or as a replacement for compensation forfeited by an externally recruited executive at a prior employer.

The Committee annually reviews the costs of, and potential stockholder dilution attributable to, our long-term incentive program to ensure that the overall program is financially efficient and in line with that of our compensation peer group. The Committee also seeks to calibrate the long-term incentive program design to appropriately drive performance in line with that of the compensation peer group. In determining the total value of the long-term incentive opportunity for each named executive officer, the Committee reviews the compensation peer group data presented by both management and the independent compensation consultant on a role-by-role basis and considers recommendations by our CEO for the other named executive officers.

The Committee’s goal is to target long-term incentive awards in amounts that are generally competitive with the median of the compensation peer group. Actual long-term incentive award target levels for individual named executive officers may vary from the median based on a variety of factors, such as the named executive officer’s sustained performance, individual experience, critical nature of his or her role, and expected future contributions. Like the annual incentive awards, actual payouts under the long-term incentive awards will vary from the target based on how the Company performs against pre-established targets. The value of payouts will also vary based on changes in the market price of our Common Stock.

The Committee determined that our named executive officers would receive 50% of the value of their total annual long-term incentive award granted in fiscal year 2015 in performance shares and 50% in stock options. The Committee believes this mix of equity awards supports several important objectives, including compensating named executive officers for achievement of long-term goals tied to our business strategy, rewarding named executive officers for sustained increases in the price of our Common Stock, enhancing retention by mitigating the impact of price fluctuations of our Common Stock, and ensuring that the overall cost of the program is aligned with the compensation realized by the named executive officers and the performance delivered to stockholders. The Committee does not consider the amount of outstanding performance shares, stock options, and restricted stock currently held by a named executive officer when making annual awards of performance shares and stock options because such amounts represent compensation attributable to prior years.

Long-Term Incentive Award. The long-term incentive awards granted to our named executive officers for fiscal year 2015 were made in September 2014. The Committee considered factors such as the executive’s role, level of experience, and sustained performance, as well as the compensation peer group market data, in determining each named executive officer’s long-term incentive award. For fiscal year 2015, the annual long-term incentives for our named executive officers, excluding Messrs. Dorer and Knauss, ranged from a value of $800,000 to $1,100,000. Mr. Dorer received a long-term incentive award valued at $5,000,000, which consisted of a $975,000 long-term incentive award approved at the beginning of fiscal year 2015 (while Mr. Dorer was co-COO), a target long-term incentive award of $3,025,000 in connection with his promotion to CEO (50% in the form of stock options and 50% in the form of performance shares that vest after a three-year performance period of October 1, 2014 through September 30, 2017), and a one-time promotional stock option grant of $1,000,000. In light of his transition to the Executive Chairman role, Mr. Knauss did not receive a long-term incentive award for fiscal year 2015. The long-

34       THE CLOROX COMPANY - 2015 Proxy Statement

Compensation Discussion and Analysis

term incentives awarded to our named executive officers in fiscal year 2015 are listed in the Stock Awards and Option Awards columns of the Summary Compensation Table.

Performance Shares. Performance shares are grants of restricted stock units that pay out after a three-year performance period only if the Company meets pre-established financial performance goals, which are described below. We believe that performance shares align the interests of our named executive officers with the interests of our stockholders because the number of shares earned and the shares’ potential value are tied to the achievement of performance targets. The performance target is a cumulative economic profit target which is informed by the budget and our three-year financial long-range plan developed by management and reviewed and approved by the Board. In setting the performance targets for the performance shares, the Committee reviews the budget and long-range plan and seeks to appropriately align the performance goals with the objectives of the Annual Incentive Plan so that the overall compensation design does not encourage participants to take unnecessary or excessive risk or actions that are inconsistent with the Company’s short- and long-term strategic and financial objectives. The Committee believes its use of cumulative economic profit (“cumulative EP”) as a metric provides rigor and an ability to align performance with pay over the three-year performance period.

The payout of the performance share awards granted in September 2014 is subject solely to the Company’s achievement of a cumulative EP target during the performance period of July 2014 through June 2017. The percentage range for payouts is from 0%, in the event the minimum cumulative EP target is not met, to a maximum of 150% of the target number of shares, with a payout of 50% of the target number of shares when the minimum cumulative EP target is attained.

For the grant made in September 2012, which was based on a performance period of July 2012 through June 2015 and was paid out in August 2015, the Committee established cumulative EP targets and set various payout levels tied to cumulative EP for the performance period. For the September 2012 grant, the cumulative EP target was set so a payout of 100% would be made if the Company achieved EP growth of approximately 3% per year during the performance period. The Committee believes this metric directly supports the Company’s corporate strategy and long-term financial goals and correlates to stock price performance.

In August 2015, the Committee certified the results of the September 2012 grant for the 2012-2015 performance period. The adjusted financial target for the grant was a cumulative EP of $1,281 million over the three-year performance period for a 100% payout. The cumulative EP targets were adjusted by the Committee for the events in Venezuela that ultimately led to the Company’s discontinuation of operations in that country, which the Committee determined to be an extraordinary, unusual, or non-recurring event. The Company’s actual cumulative EP was $1,288 million, resulting in the Committee certifying a payout of 105%. This payout supports the Company’s belief in pay for performance over the long term.

Stock Options. Stock options align the interests of our named executive officers with those of our stockholders because the options only have value if the price of the Company’s stock increases after the stock options are granted. Stock options vest in 25% increments over a four-year period (beginning one year from the date of grant) and expire ten years from the date of grant. In fiscal year 2015, the Committee awarded stock options to our named executive officers as part of our annual long-term incentive plan. The exercise price for the stock options was equal to the closing price of our Common Stock on the date of grant. Information on all stock option grants is shown in the Grants of Plan-Based Awards table.

Retirement Plans

Our named executive officers participate in the same tax-qualified retirement benefit programs available to all other United States-based salaried and non-union hourly employees. The Company’s retirement plans are designed to provide replacement income upon retirement and to be competitive with programs offered by our peers.

In addition, because the IRC limits the amount of benefits that can be contributed to and paid from a tax-qualified retirement plan, the Company also provides our executive officers, including our named executive officers, with additional retirement benefits intended to restore amounts that would otherwise be payable under the Company’s tax-qualified retirement plans if the IRC did not have limits on includable compensation and maximum benefits. We call these plans “restoration plans” because they restore total executive retirement benefits to the same percentage level provided to our salaried employees who are not limited by IRC restrictions.

A brief description of each of our retirement programs is set forth below. Each of our named executive officers participates in these retirement programs.

The Clorox Company Pension Plan. The Clorox Company Pension Plan (the “Pension Plan”) is a cash balance pension plan that was frozen effective July 1, 2011. This freeze did not affect the benefits previously accrued under the Pension Plan, which remain fully funded.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	35

The Clorox Company 401(k) Plan. After the Pension Plan was frozen in July 2011, the Clorox Company 401(k) Plan (the “401(k) Plan”) became the base retirement plan for the Company. The Company makes an annual fixed contribution of 6% of eligible pay and a matching contribution of up to 4% of eligible pay to employees under the 401(k) Plan.

Nonqualified Deferred Compensation Plan. Under the Nonqualified Deferred Compensation Plan (the “NQDC”), eligible employees may voluntarily defer receipt of up to 50% of base salary and up to 100% of their annual incentive awards. In fiscal year 2015, deferred amounts could be invested in a manner that generally mirrored the funds available in the 401(k) Plan. The NQDC permits the Company to contribute amounts that exceed the IRC compensation limits in the tax-qualified plans through a 401(k) restoration provision.

Supplemental Executive Retirement Plan. The Supplemental Executive Retirement Plan (the “SERP”), a defined benefit plan, was closed to new participants effective April 2007 and, effective June 30, 2011, was frozen with regard to pay and offsets, while still accruing age and service credits. Benefits under the SERP have historically been calculated as an annuity based on a percentage of average compensation adjusted by age and years of service and offset by the annuity value of Company contributions to the tax-qualified retirement plans and by Social Security. Effective July 1, 2011, the SERP was replaced by the Executive Retirement Plan (the “ERP”) (described below). Moving from the SERP to the ERP created a defined contribution structure that is more closely aligned with the benefits provided by the Company’s compensation peer group.

Executive Retirement Plan. Our executive officers (including named executive officers other than our Executive Chairman) participate in the ERP. Under the ERP, the Company makes an annual contribution of 5% of an eligible participant’s base salary and annual incentive award into the plan.

Replacement Supplemental Executive Retirement Plan. Pursuant to Mr. Knauss’ employment agreement in place at the beginning of fiscal year 2015, to compensate for the loss of retirement benefits at his prior employer when he became the Company’s CEO in 2006, Mr. Knauss participated in a replacement SERP. The replacement SERP provided retirement benefits equal to the greater of (i) the amount payable as calculated under the Company SERP frozen effective June 30, 2011, described above, and (ii) the benefits to which Mr. Knauss would have been entitled if he had stayed at his previous employer, The Coca-Cola

Company. Mr. Knauss was fully vested in the replacement SERP and he was the sole participant in the plan. During fiscal year 2015, Mr. Knauss reached the tenure and age requirements which resulted in the Company SERP providing for greater retirement benefits. As a result, Mr. Knauss’ right to receive any benefits under the replacement SERP was eliminated when his employment agreement was amended and restated (as described in “Potential Payments upon Termination or Change in Control”).

Further details about the provisions of the Pension Plan, NQDC, SERP, and ERP are provided in the “Overview of Pension Benefits” and the “Overview of the Nonqualified Deferred Compensation Plans” sections below.

Post-Termination Compensation

The Company has a severance plan (the “Severance Plan”) that provides our named executive officers (other than our Executive Chairman) with post-termination payments if the named executive officers’ employment is terminated by the Company other than for cause. These payments are intended to provide a measure of financial security following the loss of employment, which we believe is important to attract and retain executives. The severance benefits are designed to be competitive with the compensation peer group and external market practices. The Company also entered into a revised employment agreement with our Executive Chairman in May 2010, further amended in November 2014, which provided for severance benefits under similar conditions, so long as such a termination occurred prior to March 31, 2015.

The Company also has an Executive Change in Control Severance Plan (the “CIC Plan”) to provide for the payment of severance benefits to certain eligible executives of the Company, including all of the Company’s named executive officers (other than our Executive Chairman) in the event their employment with the Company is involuntarily terminated in connection with a change in control of the Company. The Company also had, until his retirement, a change in control agreement with Mr. Knauss to provide change in control severance benefits. In addition to helping mitigate the financial impact associated with termination after a change in control, these benefits further align the interests of our executive officers with the interests of our stockholders by providing retention for business continuity purposes. Under the CIC Plan and Mr. Knauss’ change in control agreement, a named executive officer is eligible for change in control severance benefits in the event his or her employment is terminated in connection with a change in control, either by the Company without cause or by the named executive officer for good reason. See the section entitled “Potential Payments upon Termination or Change in Control” for additional information.

36       THE CLOROX COMPANY - 2015 Proxy Statement

Compensation Discussion and Analysis

Perquisites

We provide our named executive officers with other limited benefits we believe are competitive with the compensation peer group and consistent with the Company’s overall executive compensation program.

We believe these benefits allow our named executive officers to proactively manage their health, work more efficiently, and, in the case of the financial planning program, help them optimize the value received from our compensation and benefits programs. These perquisites are a Company car or car allowance, paid parking at the Company’s headquarters, an annual executive physical exam, reimbursement for health club membership, financial planning services and, in the case of Messrs. Dorer and Knauss, limited non-business corporate airplane usage.

Other Executive Compensation Policies and Practices

Tally Sheets. To help ensure that our executive compensation design is aligned with our overall compensation philosophy of pay for performance and that total compensation levels are appropriate, the Committee annually reviews compensation tally sheets for each of our named executive officers. These tally sheets outline current target total compensation (including the compensation elements described above), the potential wealth creation of long-term incentive awards granted to our officers under various assumed stock prices, and the potential value of payouts under various termination scenarios. As such, these tally sheets help provide the Committee with a comprehensive understanding of all elements of the Company’s compensation program and enable the Committee to consider changes to the Company’s compensation program, arrangements, and plans in light of best practices and emerging trends. The Committee may consider the information presented in the tally sheets in determining future compensation.

Results of 2014 Advisory Vote to Approve Executive Compensation. At our 2014 Annual Meeting of Stockholders held on November 19, 2014, we asked our stockholders to approve, on an advisory basis, our fiscal year 2014 compensation awarded to our named executive officers, commonly referred to as a “say-on-pay” vote. Our stockholders overwhelmingly approved the compensation to our named executive officers, with approximately 92% of votes cast in favor of our proposal. We value this positive endorsement by our stockholders of our 2014 executive compensation policies and believe that the outcome signals our stockholders’ support of our compensation program. As a result, we continued our general approach to compensation for fiscal year 2015, specifically our pay-for-performance philosophy and our efforts to attract, retain, and motivate our named executive officers. We value the opinions of our stockholders and will continue to consider the results from this year’s and future advisory votes on executive compensation, as well as feedback received throughout the year, when making compensation decisions for our named executive officers.

Stock Award Granting Practices. The Company awards annual long-term incentive grants each September at a regularly scheduled Committee meeting, which typically occurs during the third week of the month, or about six weeks after the Company has publicly reported its annual earnings. The meeting date is the effective grant date for the awards, and the exercise/grant price is equal to the closing price of our Common Stock on that date.

The Committee may also make occasional grants of stock options and other equity-based awards at other times to recognize, retain, or recruit executive officers. Except for Mr. Dorer’s promotional stock option grant described under “Long-Term Incentive Award” above, the Committee did not approve any additional grants to the named executive officers in fiscal year 2015.

Executive Stock Ownership Guidelines. To maintain alignment of the interests of the Company’s executive officers and our stockholders, all executive officers, including the named executive officers, are expected to accumulate and maintain a significant level of direct stock ownership. Ownership levels can be achieved over time in a variety of ways, such as by retaining stock received upon the exercise of stock options or the vesting of stock awards or by purchasing stock in the open market. At a minimum, executive officers are expected to establish and maintain direct ownership of Common Stock having a value, based on the current market price of the stock, equal to a multiple of each executive officer’s annual base salary. The current minimum ownership guidelines are as follows:

Chief Executive Officer	6x annual base salary
Executive Officers (other than the CEO)	3x annual base salary
Other Senior Executives	2x annual base salary

Ownership levels are based on shares of Common Stock owned by the named executive officer or held pursuant to Company plans, including performance shares that have vested and been deferred for settlement. Unexercised stock options and shares that have not vested due to time or performance restrictions are excluded from the ownership levels.

As of the date of this proxy statement, all of the named executive officers, with the exception of Mr. Dorer whose ownership threshold increased from 3 times annual base salary to 6 times annual base salary upon his promotion to CEO, have met the required ownership levels.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	37

Retention Ratios. Executive officers, including our named executive officers, are required to retain a certain percentage of shares obtained upon either the exercise of stock options or the release of restrictions on performance shares and restricted stock, after satisfying applicable taxes. Our CEO is expected to retain 75% of shares acquired (after taxes) until the minimum ownership level is met. After attaining the minimum ownership level, our CEO must retain 50% of any additional shares acquired (after taxes) until retirement or termination. Other executive officers must retain 75% of shares acquired (after taxes) until the minimum ownership levels are met and thereafter must retain 25% of shares acquired (after taxes) for one year after receipt.

Securities Trading Policy; Prohibition on Hedging and Pledging. To ensure alignment of the interests of our stockholders and executive officers, including our named executive officers, the Company’s Insider Trading Policy does not permit executive officers to engage in short-term or speculative transactions or derivative transactions involving the Company’s stock and includes prohibitions on options trading, hedging, or pledging the Company’s stock as collateral. Trading is permitted only during announced trading periods or in accordance with a previously established trading plan that meets SEC requirements. At all times, including during announced trading periods, executive officers are required to obtain preclearance from the Company’s General Counsel or Corporate Secretary prior to entering into any transactions in Company securities, unless those sales occur in accordance with a previously established trading plan that meets SEC requirements.

Clawback Provisions. Under our Annual Incentive Plan and long-term incentive plan, in the event of a restatement of financial results to correct a material error or other factors as described in the long-term incentive plan, the Committee is authorized to reduce or recoup an executive officer’s award, as applicable, to the extent that the Committee determines such executive officer’s fraud or intentional misconduct was a significant contributing factor to the need for a restatement.

Tax Deductibility Limits on Executive Compensation. Section 162(m) limits the tax deductibility of compensation paid to our CEO and the three other most highly compensated named executive officers employed at the end of the year (other than our CFO) to $1 million per year, unless such amounts are determined to be performance-based compensation. Our policy with respect to Section 162(m) seeks to balance the interests of the Company in maintaining flexible incentive plans against the possible loss of a tax deduction when taxable compensation for any of the executive officers subject to Section 162(m) exceeds $1 million per year. The Annual Incentive Plan and long-term incentive plan are designed to provide the Committee with the ability to decide whether or not to make performance-based compensation awards that are intended to meet the requirements of Section 162(m).

The Management Development and Compensation Committee Report

As detailed in its charter, the Management Development and Compensation Committee of the Board oversees the Company’s executive compensation program and policies. As part of this function, the Committee discussed, and reviewed with management, the CD&A. Based on this review and discussion, we have recommended to the Board that the CD&A be included in the proxy statement.

THE MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE

Jeffrey Noddle, Chair
Richard H. Carmona
Spencer C. Fleischer
George Harad
Rogelio Rebolledo

38       THE CLOROX COMPANY - 2015 Proxy Statement

Compensation Discussion and Analysis

Compensation Discussion and Analysis Tables

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation earned, paid or awarded to our named executive officers for the fiscal years ended June 30, 2015, 2014 and 2013.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)(3)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Benno Dorer Chief Executive Officer (Effective November 20, 2014)	2015	$789,762	—	$2,000,344	$2,999,979	$1,680,820	$242,911	$144,371	$7,858,187
	2014	522,669	—	462,786	462,526	106,440	397,824	192,377	2,144,622

Donald R. Knauss Former Executive Chairman and Former Chairman and Chief Executive Officer (Retired effective July 1, 2015 and November 20, 2014, respectively)	2015	1,154,423	—	—	—	2,851,430	1,698,979	201,785	5,906,617
	2014	1,154,424	—	2,699,867	2,700,006	420,210	1,628,105	347,274	8,949,886
	2013	1,150,000	—	2,699,798	2,699,456	1,916,790	1,790,104	464,916	10,721,064

Stephen M. Robb Executive Vice President — Chief Financial Officer	2015	539,423	—	549,698	549,984	827,640	33,073	121,604	2,621,422
	2014	491,731	—	400,293	399,965	94,500	187,877	162,675	1,737,041
	2013	462,500	—	380,020	379,940	450,460	—	165,603	1,838,523
Jacqueline P. Kane Executive Vice President — Human Resources and Corporate Affairs	2015	469,269	—	399,699	400,032	618,850	506,781	121,939	2,516,570

Frank A. Tataseo(7) Executive Vice President — New Business Development	2015	542,830	—	449,998	450,048	624,160	213,253	152,914	2,433,203
	2014	534,672	—	450,119	450,034	97,090	571,551	206,207	2,309,673
	2013	522,500	—	449,966	449,944	497,880	—	240,164	2,160,454

Laura Stein Executive Vice President — General Counsel	2015	570,537	—	399,699	400,032	751,180	86,515	136,964	2,344,927
	2014	556,792	—	390,159	390,010	118,960	483,075	203,834	2,142,830
	2013	545,875	—	380,020	379,940	464,690	—	238,507	2,009,032

George C. Roeth Former Executive Vice President and Chief Operating Officer – Household, Lifestyle and Global Operating Functions (Retired January 5, 2015)	2015	277,338	—	487,723	487,488	382,520	1,358,883	1,438,738	4,432,690
	2014	522,669	—	462,786	462,526	101,120	357,283	194,256	2,100,640
	2013	478,742	—	325,216	599,968	437,410	—	196,809	2,038,145

(1)	Reflects actual salary earned for fiscal years 2015, 2014, and 2013. Fiscal years 2015 and 2014 had an extra day of earnings in the pay cycle (versus 2013). Thus, Mr. Knauss’ reported salary shows an increase from fiscal year 2013 to both fiscal years 2014 and 2015; however, his actual annual base salary was $1,150,000 in all years.
(2)	The amounts reflected in these columns are the values determined under FASB ASC Topic 718 for the awards granted in the fiscal years ended June 30, 2015, 2014, and 2013, in accordance with the applicable accounting standard. The assumptions made in valuing stock awards and option awards reported in these columns are discussed in Note 1, Summary of Significant Accounting Policies under subsection “Stock-Based Compensation,” and in Note 15, Stock-Based Compensation Plans, to the Company’s consolidated financial statements for the three years in the period ended June 30, 2015, included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015. The option award granted to Mr. Roeth in fiscal year 2015 was forfeited due to his retirement. Additional information regarding the stock awards and option awards granted to our named executive officers during fiscal year 2015 is set forth in the Grants of Plan-Based Awards Table.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	39

(3)	The grant date fair value of the performance share awards reflected in this column is the target payout based on the probable outcome of the performance-based conditions, determined as of the grant date. The maximum potential payout of the stock awards would be 150% of the target shares awarded on the grant date. The maximum value of the performance share award for 2015 determined as of the date of grant would be as follows for each respective named executive officer: Mr. Dorer – $3,000,516; Mr. Robb – $824,548; Ms. Kane – $599,549; Mr. Tataseo – $647,997; Ms. Stein – $599,549; and Mr. Roeth – $731,584. No performance shares were granted to Mr. Knauss in fiscal year 2015. The performance share award granted to Mr. Roeth in fiscal year 2015 was forfeited due to his retirement. See the Grants of Plan-Based Awards Table for more information about the performance shares granted under the 2005 Stock Incentive Plan.
(4)	Reflects annual incentive awards earned for fiscal years 2015, 2014, and 2013 and paid out in September 2015, 2014, and 2013, respectively, under the Annual Incentive Plan. Information about the Annual Incentive Plan is set forth in the Compensation Discussion and Analysis under “Annual Incentives”.
(5)	The amounts reflect the aggregate change in the present value of accumulated benefits during fiscal years 2015, 2014, and 2013 under the SERP, including Mr. Knauss’ replacement SERP, the Pension Plan, and the cash balance restoration benefit of the NQDC (note that the SERP, the Pension Plan, and the cash balance restoration benefit of the NQDC are all frozen benefits; refer to the Pension Benefits Table for further information). Each plan amount in fiscal year 2015 is set forth in the following table:
	Benno Dorer	Donald R. Knauss	Stephen M. Robb	Jacqueline P. Kane	Frank A. Tataseo	Laura Stein	George C. Roeth
The Pension Plan	$1,632	$1,141	$4,632	$1,877	$5,337	$4,046	$4,501
SERP	238,648	1,686,005	28,440	501,705	189,653	70,616	1,336,455
Cash Balance Restoration Benefit	2,631	11,833	1	3,199	18,263	11,853	17,927
Total	$242,911	$1,698,979	$33,073	$506,781	$213,253	$86,515	$1,358,883

(6)	The amounts shown in the All Other Compensation column represent (i) actual Company contributions under the Company’s 401(k) Plan, (ii) nonqualified contributions under the NQDC and ERP, (iii) perquisites available to named executive officers of the Company, (iv) the separation payment to Mr. Roeth in connection with his retirement, and (v) a cash payment to Mr. Roeth in lieu of 2,210 unvested restricted stock units awarded to him in March 2011, which were cancelled in connection with his retirement:

	Benno Dorer	Donald R. Knauss	Stephen M. Robb	Jacqueline P. Kane	Frank A. Tataseo	Laura Stein	George C. Roeth
The Clorox Company 401(k) Plan	$25,646	$24,478	$25,094	$26,123	$24,536	$25,743	$24,145
Nonqualified Deferred
Compensation Plan	84,246	131,021	64,909	57,940	81,104	86,017	72,180
Company Paid Perquisites	34,479	46,286	31,601	37,876	47,274	25,204	27,413
Separation Payment	—	—	—	—	—	—	1,080,000
Payment for Cancellation of RSU’s	—	—	—	—	—	—	235,000
Total	$144,371	$201,785	$121,604	$121,939	$152,914	$136,964	$1,438,738

The following table sets forth the perquisites we make available to our named executive officers and the cost to the Company for providing these perquisites during fiscal year 2015. The amount included under Non-Business Use of Company Aircraft represents the incremental cost to the Company of Mr. Knauss’ non-business use of the Company aircraft of $3,936 in fiscal year 2015. The incremental cost is determined on a per flight basis and consists of the variable costs incurred as a result of flight activity. Other Perquisites consists of paid parking at the Company’s headquarters, health club reimbursement, and an annual executive physical.

	Benno Dorer	Donald R. Knauss	Stephen M. Robb	Jacqueline P. Kane	Frank A. Tataseo	Laura Stein	George C. Roeth
Executive Automobile Program	$13,200	$13,200	$13,200	$13,200	$13,200	$13,200	$7,700
Basic Financial Planning	15,177	22,034	14,861	19,010	28,503	6,408	14,833
Non-Business Use of Company Aircraft	—	3,936	—	—	—	—	—
Other Perquisites	6,102	7,116	3,540	5,666	5,571	5,596	4,880
Total	$34,479	$46,286	$31,601	$37,876	$47,274	$25,204	$27,413

(7)	Mr. Tataseo will be retiring on October 1, 2015.

40       THE CLOROX COMPANY - 2015 Proxy Statement

Compensation Discussion and Analysis

GRANTS OF PLAN-BASED AWARDS

This table shows grants of plan-based awards to the named executive officers during fiscal year 2015.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares or Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Benno Dorer
Annual Incentive Plan(1)		—	$893,579	$5,526,000
Performance Shares(2)	9/17/2014				2,715	5,430	8,145				$487,723
Stock Options(3)	9/17/2014								50,780	$89.82	487,488
Performance Shares(4)	11/20/2014				7,545	15,090	22,635				1,512,622
Stock Options(5)	11/20/2014								221,170	100.24	2,512,491
Donald R. Knauss
(Retired effective
July 1, 2015)
Annual Incentive Plan(1)		—	1,667,500	9,210,000	—	—	—
Performance Shares(2)	9/17/2014										—
Stock Options(3)	9/17/2014								—	—	—
Stephen M. Robb
Annual Incentive Plan(1)		—	440,000	5,526,000							549,698
Performance Shares (2)	9/17/2014				3,060	6,120	9,180		57,290	89.82	549,984
Stock Options(3)	9/17/2014
Jacqueline P. Kane
Annual Incentive Plan(1)		—	329,000	5,526,000
Performance Shares(2)	9/17/2014				2,225	4,450	6,675				399,699
Stock Options(3)	9/17/2014								41,670	89.82	400,032
Frank A. Tataseo
Annual Incentive Plan(1)		—	405,563	5,526,000
Performance Shares(2)	9/17/2014				2,505	5,010	7,515				449,998
Stock Options(3)	9/17/2014								46,880	89.82	450,048
Laura Stein
Annual Incentive Plan(1)		—	399,350	5,526,000
Performance Shares(2)	9/17/2014				2,225	4,450	6,675				399,699
Stock Options(3)	9/17/2014								41,670	89.82	400,032
George C. Roeth
(Retired January 5, 2015)
Annual Incentive Plan(1)		—	223,693	5,526,000
Performance Shares(2)(6)	9/17/2014				2,715	5,430	8,145				487,723
Stock Options(3)(6)	9/17/2014								50,780	89.82	487,488

(1)	Represents estimated possible payouts of annual incentive awards for fiscal year 2015 under the Annual Incentive Plan for each of our named executive officers. The Annual Incentive Plan is an annual cash incentive opportunity and, therefore, awards are earned in the year of grant. The target amounts represent the potential payout if both Company performance, including financial and strategic metrics, and individual performance are at target levels. Target amounts for Messrs. Dorer and Roeth have been pro-rated for time and compensation received in their roles during fiscal year 2015. The maximum amount represents the stockholder-approved maximum payout in the Annual Incentive Plan of 1.0% of Company earnings before income taxes for Mr. Knauss and 0.6% of Company earnings before income taxes for all other named executive officers (including Mr. Dorer in fiscal year 2015). Because Mr. Dorer transitioned into the CEO role during the fiscal year, after the performance period and participants were established for the year, the maximum payout for Mr. Dorer is 0.6% of Company earnings before income taxes. His maximum payout for fiscal year 2016 will be 1.0% of Company earnings before income taxes. The Annual Incentive Plan is designed to enable the Committee to make awards that meet the requirements of IRC Section 162(m), as appropriate, and the maximum column reflects maximum awards possible under the Annual Incentive Plan. The Committee historically has paid annual incentive awards that are substantially lower than the maximum Annual Incentive Plan payouts. See the Summary Compensation Table for the actual payout amounts in fiscal year 2015 under the Annual Incentive Plan. See “Annual Incentives” in the Compensation Discussion and Analysis for additional information about the Annual Incentive Plan.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	41

(2)	Represents possible future payouts of Common Stock underlying performance shares awarded in fiscal year 2015 to each of our named executive officers as part of their participation in the 2005 Stock Incentive Plan. These awards will vest upon the achievement of performance measures based on cumulative economic profit growth over a three-year period, with the threshold, target, and maximum awards equal to 50%, 100%, and 150%, respectively, of the number of performance shares granted. If the minimum financial goals are not met at the end of the three-year period, no awards will be paid out under the 2005 Stock Incentive Plan. See “Long-Term Incentives” in the Compensation Discussion and Analysis for additional information. No performance shares were granted to Mr. Knauss in fiscal year 2015.
(3)	Represents stock options awarded to each of our named executive officers under the 2005 Stock Incentive Plan. All stock options vest in equal installments on the first, second, third, and fourth anniversaries of the grant date. No stock options were granted to Mr. Knauss in fiscal year 2015.
(4)	Represents possible future payouts of Common Stock underlying performance shares awarded in fiscal year 2015 under the 2005 Stock Incentive Plan to Mr. Dorer on November 20, 2014, when he was promoted to CEO. These awards will vest upon the achievement of performance measures based on cumulative economic profit growth over a three-year period (October 1, 2014, through September 30, 2017), with the threshold, target, and maximum awards equal to 50%, 100%, and 150%, respectively, of the number of performance shares granted. If the minimum financial goals are not met at the end of the three-year period, no awards will be paid out under the 2005 Stock Incentive Plan. See “Long-Term Incentives” in the Compensation Discussion and Analysis for additional information.
(5)	Represents stock options awarded under the 2005 Stock Incentive Plan to Mr. Dorer when he was promoted to CEO effective November 20, 2014. All stock options vest in equal installments on the first, second, third, and fourth anniversaries of the grant date.
(6)	The stock option and performance share awards granted to Mr. Roeth in fiscal year 2015 were forfeited at his retirement.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following equity awards granted to our named executive officers were outstanding as of the end of fiscal year 2015.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options- Exercisable (#)	Number of Securities Underlying Unexercised Options- Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Benno Dorer
Stock Options(2)	12,350				$61.16	9/18/2017
	14,380				63.95	9/16/2018
	17,460				57.25	9/15/2019
	19,826				66.48	9/14/2020
	14,857	4,952	(3)		68.15	9/13/2021
	15,529	15,529	(4)		72.11	9/11/2022
	13,280	13,279	(5)		74.09	1/2/2023
	10,199	30,598	(6)		84.45	9/17/2023
	—	50,780	(7)		89.82	9/17/2024
	—	221,170	(8)		100.24	11/20/2024
Performance Shares(2)									3,354	(9)	$348,887
									4,795	(10)	498,776
									5,430	(11)	564,829
									15,090	(12)	1,569,662

42       THE CLOROX COMPANY - 2015 Proxy Statement

Compensation Discussion and Analysis

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options- Exercisable (#)	Number of Securities Underlying Unexercised Options- Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Donald R. Knauss
(Retired effective
July 1, 2015)
Stock Options(2)	185,000				$61.16	9/18/2017
	227,710				63.95	9/16/2018
	311,390				66.48	9/14/2020
	211,703	70,567	(3)		68.37	9/14/2021
	193,965	193,965	(4)		72.11	9/11/2022
	69,160	207,480	(6)		84.45	9/17/2023
Performance Shares(2)									39,312	(9)	$4,089,234
									31,970	(10)	3,325,519
Stephen M. Robb
Stock Options(2)	17,980				$63.95	9/16/2018
	21,830				57.25	9/15/2019
	22,240				66.48	9/14/2020
	15,188	5,062	(3)		68.15	9/13/2021
	24,350	8,117	(13)		64.96	11/17/2021
	27,300	27,300	(4)		72.11	9/11/2022
	10,245	30,735	(6)		84.45	9/17/2023
	—	57,290	(7)		89.82	9/17/2024
Performance Shares(2)									5,533	(9)	575,543
									4,740	(10)	493,055
									6,120	(11)	636,602
Jacqueline P. Kane
Stock Options(2)	38,881				$66.48	9/14/2020
	30,780	10,260	(3)		68.15	9/13/2021
	27,300	27,300	(4)		72.11	9/11/2022
	9,990	29,970	(6)		84.45	9/17/2023
	—	41,670	(7)		89.82	9/17/2024
Performance Shares(2)
									5,533	(9)	575,543
									4,620	(10)	480,572
									4,450	(11)	462,889
Frank A. Tataseo
Stock Options(2)	—	12,150	(3)		$68.15	9/13/2021
	32,330	32,330	(4)		72.11	9/11/2022
	11,527	34,583	(6)		84.45	9/17/2023
	—	46,880	(7)		89.82	9/17/2024
Performance Shares(2)									6,552	(9)	681,539
									5,330	(10)	554,427
									5,010	(11)	521,140

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	43

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options- Exercisable (#)	Number of Securities Underlying Unexercised Options- Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Laura Stein
Stock Options(2)	45,080				$66.48	9/14/2020
	30,780	10,260	(3)		68.15	9/13/2021
	27,300	27,300	(4)		72.11	9/11/2022
	9,990	29,970	(6)		84.45	9/17/2023
	—	41,670	(7)		89.82	9/17/2024
Performance Shares(2)
									5,533	(9)	$575,543
									4,620	(10)	480,572
									4,450	(11)	462,889
George C. Roeth
(Retired January 5,
2015)(14)
Performance Shares(2)									4,077	(9)	424,090
									4,620	(10)	480,572

(1)	Represents unvested “target” number of performance shares under the 2005 Stock Incentive Plan multiplied by the closing price of our Common Stock on June 30, 2015, except as noted below in footnote (9). The ultimate value will depend on whether performance criteria are met and the value of our Common Stock on the actual vesting date.
(2)	Grants were made under the 2005 Stock Incentive Plan.
(3)	Represents unvested portion of stock options that vest in four equal installments beginning one year from the grant date of September 14, 2011, for Mr. Knauss and September 13, 2011, for all other named executive officers.
(4)	Represents unvested portion of stock options that vest in four equal installments beginning one year from the grant date of September 11, 2012.
(5)	Represents unvested one-time off-cycle stock option grant that was granted to Mr. Dorer when he was promoted to Executive Vice President — Chief Operating Officer – Cleaning, International and Corporate Strategy effective January 1, 2013.
(6)	Represents unvested portion of stock options that vest in four equal installments beginning one year from the grant date of September 17, 2013.
(7)	Represents unvested portion of stock options that vest in four equal installments beginning one year from the grant date of September 17, 2014.
(8)	Represents unvested portion of off-cycle stock options granted to Mr. Dorer when he was promoted to CEO effective November 20, 2014. Options vest in four equal installments beginning one year from the grant date of November 20, 2014.
(9)	Represents the actual number of performance shares that were paid out under our 2005 Stock Incentive Plan. The grants from the plan have a three-year performance period (fiscal years 2013 through 2015). Performance is based on achievement of cumulative economic profit growth. After completion of the 2015 fiscal year the Committee determined whether the performance measures had been achieved and based on the results, on August 13, 2015, the Committee approved the payout of this award at 105% of target.
(10)	Represents the “target” number of performance shares that can be earned under our 2005 Stock Incentive Plan. The grants from the plan have a three-year performance period (fiscal years 2014 through 2016). Performance is based on achievement of cumulative economic profit growth. The Committee will determine whether the performance measures have been achieved after the completion of fiscal year 2016.
(11)	Represents the “target” number of performance shares that can be earned under our 2005 Stock Incentive Plan. The grants from the plan have a three-year performance period (fiscal years 2015 through 2017). Performance is based on achievement of cumulative economic profit growth. The Committee will determine whether the performance measures have been achieved after the completion of fiscal year 2017.
(12)	Represents the “target” number of performance shares that can be earned under our 2005 Stock Incentive Plan. The off-cycle grants from the plan, which were granted to Mr. Dorer when he was promoted to CEO effective November 20, 2014, have a three-year performance period (October 1, 2014 through September 30, 2017). Performance is based on achievement of cumulative economic profit growth. The Committee will determine whether the performance measures have been achieved after the completion of the performance period.

44       THE CLOROX COMPANY - 2015 Proxy Statement

Compensation Discussion and Analysis

(13)	Represents unvested one-time off-cycle stock option grant that was granted to Mr. Robb when he was promoted to Senior Vice President – Chief Financial Officer effective November 17, 2011.
(14)	The stock awards granted to Mr. Roeth for fiscal year 2015 were forfeited at retirement. The performance share awards granted to Mr. Roeth for fiscal years 2013 and 2014 were pro-rated. The stock options granted to Mr. Roeth that were unvested at the date of his retirement, excluding those granted in fiscal year 2015, automatically vested at the date of his termination per the provisions of the grant agreement.

OPTION EXERCISES AND STOCK VESTED

This table shows stock options exercised and stock vested for the named executive officers during fiscal year 2015.

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(2)
Benno Dorer	—	(3)	$ —	4,913	(4)	$ 436,913
Donald R. Knauss (Retired effective July 1, 2015)	573,330	(3)	25,997,363	39,552	(4)	3,517,359
Stephen M. Robb	26,800	(3)	1,291,122	2,832	(4)	251,850
Jacqueline P. Kane	167,989	(3)	4,248,698	5,747	(4)	511,081
Frank A. Tataseo	262,960	(3)	10,418,349	6,798	(4)	604,546
Laura Stein	102,590	(3)	4,248,698	5,747	(4)	511,081
George C. Roeth (Retired January 5, 2015)	311,588	(3)	10,526,948	4,913	(4)	511,050

(1)	The dollar value realized reflects the difference between the market price of the Common Stock upon exercise and the stock option exercise price.
(2)	The dollar value realized reflects the market value of the vested shares based on the closing price of the Common Stock on the vesting date, unless settlement of the shares was deferred, in which case it was based on the closing price of the Common Stock of $104.02 on June 30, 2015.
(3)	The number represents the exercise of nonqualified stock options granted in previous years under the Company’s 2005 Stock Incentive Plan.
(4)	The number of stock awards listed represent the vesting of performance shares at 103% of target, granted through participation in the Company's 2005 Stock Incentive Plan. The grant from the plan had a three-year performance period (fiscal years 2012 through 2014). Performance is based on the achievement of cumulative operating profit goal and cumulative economic profit growth. On August 14, 2014, the Committee approved the payout of this award at 103% of target and the award was settled on August 18, 2014.

Overview of Pension Benefits

Historically, pension benefits have been paid to the named executive officers under the following plans: (i) the Pension Plan, (ii) the cash balance restoration provision in the NQDC, and (iii) the SERP. Effective July 1, 2011, the

Pension Plan and the cash balance restoration provision under the NQDC were frozen. The SERP was also frozen as of June 30, 2011, with regard to pay and offsets, while still allowing age and service credits, as described in the “Retirement Plan” section of the CD&A.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	45

PENSION BENEFITS TABLE

The following table sets forth each named executive officer’s pension benefits under the Company’s pension plans for fiscal year 2015.

Name	Plan Name	Number of Years of Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
Benno Dorer	The Pension Plan(3)	10	$50,770	$—
	SERP(4)	10	1,617,978	—
	Cash Balance Restoration(5)	10	131,861	—
Donald R. Knauss	The Pension Plan(3)	9	35,457	—
(Retired effective July 1, 2015)	SERP(4)	9	11,678,474	—
	Cash Balance Restoration(5)	9	483,442	—
Stephen M. Robb	The Pension Plan(3)	26	144,049	—
	SERP(4)	26	1,421,657	—
	Cash Balance Restoration(5)	26	67,035	—
Jacqueline P. Kane	The Pension Plan(3)	11	58,363	—
	SERP(4)	11	3,470,834	—
	Cash Balance Restoration(5)	11	155,463	—
Frank A. Tataseo	The Pension Plan(3)	21	165,965	—
	SERP(4)	21	5,154,241	—
	Cash Balance Restoration(5)	21	432,261	—
Laura Stein	The Pension Plan(3)	18	125,815	—
	SERP(4)	18	3,740,636	—
	Cash Balance Restoration(5)	18	202,266	—
George C. Roeth	The Pension Plan(3)	28	—	180,838
(Retired January 5, 2015)	SERP(4)	28	3,902,288	—
	Cash Balance Restoration(5)	28	223,783	—

(1)	Number of years of credited service is rounded to the nearest whole number.
(2)	Present value of the accumulated benefit was calculated using the following assumptions: mortality table: MILES-CGFD; discount rate: 4.20%; and age at June 30, 2015.
(3)	The Pension Plan was frozen effective July 1, 2011. Participants keep their accumulated pay credits and receive only quarterly interest credits after that date.
(4)	The SERP was frozen with regards to pay and offsets effective June 30, 2011. Age and service credits continue to accrue.
(5)	The cash balance restoration provision in the NQDC was eliminated effective July 1, 2011, when the Pension Plan was frozen. Participants keep their accumulated pay credits but no contributions were made under this provision after July 1, 2011.
(6)	Mr. Roeth retired on January 5, 2015; amounts reflected in the payments during the last fiscal year column are payments he received after his retirement date.

Overview of the Nonqualified Deferred Compensation Plans

Executive Retirement Plan. Our executive officers (including each of our named executive officers other than Mr. Knauss) are eligible for participation in the ERP. The ERP provides that the Company will make an annual contribution of 5% of an eligible participant’s base salary plus annual incentive payment into the plan. For named executive officers who were age 55 or older as of July 1, 2011, when the ERP was introduced, Company contributions are fully vested in the ERP. For named executive officers who had not attained age 55 as of July 1, 2011, Company contributions will vest over a three-year period and will fully vest upon the participant’s attainment of age 62 with ten years of service with the Company (at which time the individuals are considered retirement-eligible under the ERP). An eligible participant can elect distribution in a lump sum or up to 15 annual installments upon a qualifying payment event.

Our named executive officers who were eligible participants in the SERP at the time it was frozen receive annual “step-down” transition contributions into the ERP over a three- or five-year period that began July 2011, when the ERP became effective. The named executive officers eligible for the five-year “step-down” transition contribution are Messrs. Dorer and Tataseo and Mmes. Stein and Kane, each of whom received a 9% transition contribution in the first year decreasing to a 5% transition contribution in the fifth year. Mr. Robb received a three-year “step-down”

46       THE CLOROX COMPANY - 2015 Proxy Statement

Compensation Discussion and Analysis

transition contribution from 7% in the first year to 5% in the third year, as he was at a lower organizational level at the time the SERP was frozen.

Nonqualified Deferred Compensation Plan. Under the NQDC, participants, including each of our named executive officers, may voluntarily defer the receipt of up to 50% of their base salary and up to 100% of their annual incentive awards. In addition, the NQDC offers a 401(k) restoration provision. All Company retirement contributions are made in the form of (i) a fixed 6% employer annual contribution and (ii) an employer match of up to 4% of pay into the 401(k) Plan, subject to IRC compensation limits. Contributions on eligible compensation that exceed the IRC compensation limits are contributed into a participant’s NQDC account under the 401(k) restoration provision.

Participants in the NQDC may elect to receive benefits from the NQDC either in a lump sum or up to 15 annual payments upon a qualifying payment event. Participants may choose from an array of investment crediting rates that generally mirror the investment fund options available in the 401(k) Plan. The NQDC uses the same benefit formulas, types of compensation to determine benefits, and vesting requirements as our frozen tax-qualified retirement plans. The responsibility to pay benefits under the NQDC is an unfunded and unsecured obligation of the Company for contributions prior to January 1, 2012. Contributions from January 1, 2012, through the present are fully funded by the Company.

The following table provides information regarding the accounts of the named executive officers under the NQDC and ERP in fiscal year 2015.

NONQUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Balance at Last FYE ($)(4)(5)
Benno Dorer	$27,549	$84,246	$9,675	$1,451,019
Donald R. Knauss (Retired effective July 1, 2015)	161,000	131,021	150,498	7,040,259
Stephen M. Robb	17,253	64,908	19,181	1,136,943
Jacqueline P. Kane	48,685	57,940	15,450	4,005,307
Frank A. Tataseo	147,182	81,104	199,389	5,822,568
Laura Stein	18,950	86,017	116,745	2,929,093
George C. Roeth (Retired January 5, 2015)	52,704	72,180	104,247	1,778,846

(1)	For Mr. Knauss, the amount represents base salary that the executive deferred, for Ms. Kane, the incentive award that the executive deferred, and for Messrs. Dorer, Robb, Tataseo, and Roeth and Ms. Stein, the annual base salary deferral and incentive award deferred during fiscal year 2015. Deferred base salary is also reported in the Summary Compensation Table – Salary. Deferred annual incentive awards are also reported in the Summary Compensation Table – Non-Equity Incentive Plan Compensation.
(2)	Represents that portion of the Company’s 401(k) match and Company contribution of up to 10% of eligible compensation that is in excess of IRC compensation limits pursuant to the 401(k) restoration provision of the NQDC and the Company’s contribution under the ERP. These contributions are also reported in the Summary Compensation Table – All Other Compensation and are included under the caption “Nonqualified Deferred Compensation Plan” in footnote (6) to the Summary Compensation Table.
(3)	Earnings are based on an array of investment options that generally mirror the 401(k) Plan. Earnings vary based on participant investment elections.
(4)	Reflects aggregate balances under the restoration provision of the NQDC and any deferred base salary and annual incentive awards as of the end of fiscal year 2015.
(5)	The executive and registrant contribution total amounts in the table below are also reported as compensation in the Summary Compensation Table in the years indicated:
Fiscal Year	Benno Dorer	Donald R. Knauss	Stephen M. Robb	Jacqueline P. Kane	Frank A. Tataseo	Laura Stein	George C. Roeth
2015	$111,795	$292,021	$82,161	$106,625	$228,287	$104,967	$124,884
2014	254,906	442,179	144,432		187,635	688,420	381,718
2013		525,022	136,431		218,413	294,050	173,431

Potential Payments Upon Termination or Change in Control

Payments upon Termination

Severance Plan for Named Executive Officers Other than Mr. Knauss. Under the terms of the Severance Plan, our named executive officers are eligible to receive benefits in the event their employment is terminated by the Company without cause (other than in connection with a change in control). No benefits are payable under the terms of the Severance Plan if the Company terminates the employment of the named executive officer for cause or if the named executive officer voluntarily resigns.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	47

Regardless of the manner in which a named executive officer’s employment terminates, each named executive officer would retain the amounts he or she had earned over the course of his or her employment prior to the termination event, such as balances under the NQDC, vested and accrued retirement benefits, and previously vested stock options, except as outlined below under “Termination for Cause.” For further information about previously earned amounts, see the Summary Compensation Table, Outstanding Equity Awards at Fiscal Year-End, Option Exercises and Stock Vested, Pension Benefits Table, and Nonqualified Deferred Compensation tables.

Under the Severance Plan, each named executive officer agrees to return and not to use or disclose proprietary information of the Company and, for two years following any such termination, the named executive officer is also prohibited from soliciting for employment any employee of the Company, or diverting or attempting to divert from the Company any business.

Termination benefits under the Severance Plan for our named executive officers other than Mr. Knauss are as follows:

Involuntary Termination Without Cause. If the Company terminates the employment of a named executive officer (other than the CEO) without cause, the Severance Plan entitles the named executive officer to receive a lump-sum severance payment after termination equal to two times the named executive officer’s current base salary. In the case of the CEO, the severance amount is equal to the sum of (i) two times the CEO’s base salary and (ii) two times the CEO’s average annual bonus multiplied by 75%. Under the Severance Plan, a named executive officer (other than the CEO) is also entitled to an amount equal to 75% of his or her Annual Incentive Plan award for the fiscal year in which he or she was terminated. The CEO is entitled to an amount equal to 100% of his Annual Incentive Plan award for the fiscal year in which he was terminated.

The amount of severance paid is calculated using the actual Company Financial Performance Multiplier and Strategic Metrics Multiplier, and assumes an Individual Performance Multiplier of 100%, prorated to the date of termination. If the named executive officer is retirement-eligible under the terms of the Annual Incentive Plan, the executive would be eligible for either the treatment under the Severance Plan or retirement treatment for purposes of the Annual Incentive Plan award payout (retirement treatment would be 100%, versus 75%, of his or her Annual Incentive Plan award for the fiscal year in which he or she was terminated, prorated to the date of termination). It is the Committee’s decision as to which treatment to apply.

The Severance Plan provides that the named executive officer is entitled to continue to participate in the Company’s medical and dental insurance programs for up to two years following termination on the same terms as active employees. In addition, at the end of this coverage, a named executive officer will be eligible to participate in the Company’s medical and/or dental plans offered to former employees who retire at age 55 or older, provided the executive has completed at least ten years of service, on the same terms as such other former employees. If eligible, this coverage will continue until the named executive officer turns age 65. Thereafter, the named executive officer may participate in the Company’s general retiree health plan as it may exist in the future, if otherwise eligible. If the named executive officer will be age 55 or older and will have completed at least ten years of service at the end of, and including, the two-year period following termination, the named executive officer will be deemed to be age 55 and/ or to have ten years of service under any pre-65 retiree health plan as well as the SERP.

The above severance-related benefits are provided only if the named executive officer executes a general release prepared by the Company.

Termination Due to Retirement. Under the Company’s policy applicable to all employees, upon retirement the named executive officer is entitled to his or her salary through the last day of employment and is eligible for a pro-rata portion of the Annual Incentive Plan award for the fiscal year in which his or her retirement occurs. Based on the provisions of the respective plans, he or she will also be eligible to receive SERP, ERP, and other benefits under applicable Company retirement plans. In addition to the amounts that the named executive officer has earned or accrued over the course of his or her employment under the Company’s qualified and nonqualified plans, a named executive officer who is at least age 55 with ten years of service or who has 20 years of service regardless of age is eligible to receive retirement-related benefits under the long-term incentive program. Stock options held for longer than one year will vest in full and remain exercisable for five years following the named executive officer’s retirement, or until the expiration date, whichever is sooner, and performance shares held longer than one year will be paid out on a pro-rata basis at the end of the relevant performance period based on the actual level of performance achieved during that period.

Termination Due to Death or Disability. Under the Company’s policy applicable to all employees, if the named executive officer’s employment is terminated due to his or her death, the named executive officer’s beneficiary or estate is entitled to (i) the named executive officer’s salary through the date of his or her death, (ii) a pro-rata portion of the named

48      THE CLOROX COMPANY - 2015 Proxy Statement

Compensation Discussion and Analysis

executive officer’s actual Annual Incentive Plan award for the fiscal year of his or her death, and (iii) benefits pursuant to the Company’s life insurance plan. Stock options will vest in full, and all vested options remain exercisable for an additional year following the named executive officer’s death or until the expiration date, whichever is earlier, and all performance shares will be paid out at the end of the relevant performance period based on the actual level of performance achieved during that period.

If the named executive officer begins to receive benefits under the Company’s long-term disability plan, the Company may terminate the named executive officer’s employment at any time, in which case the named executive officer will receive his or her salary through the date of his or her termination and will also be entitled to a pro-rata portion of his or her actual Annual Incentive Plan award for the fiscal year of his or her termination. Stock options will vest in full, and all vested options will remain exercisable for an additional year following the named executive officer’s disability or until the expiration date, whichever is earlier, and all performance shares will be paid out at the end of the relevant performance period based on the actual level of performance achieved during that period.

Termination for Misconduct. The Company may terminate a named executive officer’s employment for misconduct at any time without notice. Upon the named executive officer’s termination for misconduct, the named executive officer is entitled to his or her salary through the date of his or her termination, but is not entitled to any Annual Incentive Plan award for the fiscal year in which his or her termination for misconduct occurs. “Misconduct” under the Severance Plan means: (i) the willful and continued neglect of significant duties or willful and continued violation of a material Company policy after having been warned in writing, (ii) a material act of dishonesty, fraud, misrepresentation, or other act of moral turpitude, (iii) gross negligence in the course of employment, (iv) the failure to obey a lawful direction of the Board or a corporate officer to whom the named executive officer reports, directly or indirectly, or (v) an action that is inconsistent with the Company’s best interests and values. All outstanding stock option grants awarded since September 2005 are forfeited upon a termination for misconduct. In addition, any retirement-related benefits a named executive officer would normally receive related to performance shares are also forfeited upon a termination for misconduct.

Voluntary Termination. A named executive officer may resign from his or her employment at any time. Upon the named executive officer’s voluntary resignation, the named executive officer is entitled to his or her salary through the date of termination, but is not entitled to any Annual

Incentive Plan award for the fiscal year of termination. All unvested outstanding stock option and performance share grants are forfeited upon voluntary termination.

The Company also maintains a Change in Control Severance Plan for the benefit of each of our named executive officers other than Mr. Knauss. Please see the “Potential Payments upon Termination or Change in Control” section for further details on the Change in Control Severance Plan.

Mr. Knauss’ Employment Agreement. In November 2014, Mr. Knauss entered into an amended and restated employment agreement with the Company in connection with his transition to Executive Chairman. The amended and restated agreement replaced the May 2010 employment agreement with Mr. Knauss, with revisions to reflect Mr. Knauss’ new role as Executive Chairman. Among other revisions, Mr. Knauss’ amended and restated employment agreement removed references to the replacement SERP, which had provided for an additional retirement benefit to compensate for the loss of retirement benefits at his prior employer when he became the Company’s CEO, as Mr. Knauss had reached the tenure and age requirements which qualified the Clorox benefit as the richer plan. The amended and restated employment agreement also eliminated termination benefits for Mr. Knauss relating to any termination by the Company without cause or by Mr. Knauss for good reason occurring after March 31, 2015.

Mr. Knauss is retirement-eligible under all Company welfare benefit (including medical, life, disability, and severance benefits), equity, and other incentive plans and programs applicable to the Company’s executive officers, participates in the Company SERP, and is eligible for an early retirement benefit.

For more information regarding the SERP, see “Overview of Pension Benefits.”

Under Mr. Knauss’ employment agreement, if the Company had terminated his employment without cause subsequent to March 31, 2015, such termination would have been treated as a termination due to retirement. The terms of Mr. Knauss’ employment agreement relating to termination by the Company without cause prior to March 31, 2015, due to retirement, due to death or disability, and for cause are similar to the terms of the Severance Plan for our other named executive officers, which are described above.

In addition to the employment agreement, the Company also entered into an amended and restated change in control agreement with Mr. Knauss on November 20, 2014, which is described below in “Potential Payments upon Change in Control.”

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	49

Potential Payments upon Change in Control

Change in Control Severance Plan for Named Executive Officers Other Than Mr. Knauss. Under the CIC Plan, executives are eligible for change in control severance benefits, subject to the execution of a waiver and release, in the event they are terminated without cause or resign for good reason (each as defined under the CIC Plan and as further described below) during (i) the two-year period following a change in control or (ii) a period of up to one year prior to the change in control in limited circumstances where the executive’s termination is directly related to or in anticipation of a change in control.

The severance benefits under the CIC Plan include (i) a lump-sum severance payment equal to two times (or, in the case of the CEO, three times) the sum of (a) the executive’s base salary and (b) average Annual Incentive Plan award for the three completed fiscal years prior to termination, (ii) a lump-sum amount equal to the difference between the actuarial equivalent of the benefit the named executive officer would have been entitled to receive if his or her employment had continued until the second anniversary of the date of termination and the actuarial equivalent of the aggregate benefits paid or payable as of the date of termination under the qualified and nonqualified retirement plans, (iii) continuation of healthcare benefits for a maximum of two (or, in the case of the CEO, three) years following a severance-qualifying termination, (iv) continued financial planning services for the year of termination, (v) vesting of all outstanding equity awards granted prior to the change in control, and (vi) an amount equal to the average Annual Incentive Plan award for the three completed fiscal years preceding termination prorated for the number of days employed in the fiscal year during which termination occurred. In addition, the CIC Plan provides for an excise tax cutback such that the excise tax under Sections 280G and 4999 of the IRC would not apply (unless the executive would receive a greater amount of severance benefits on an after-tax basis without a cutback, in which case the cutback would not apply). The CIC Plan permits the Committee to make changes to the CIC Plan that are adverse to covered executives with 12 months’ advance notice. If a change in control of the Company occurs during that 12-month period, then such changes would not become effective. Each participant under the CIC Plan is subject to certain restrictive covenants including confidentiality and non-disparagement provisions and a non-solicitation provision during the term of his or her employment and for two years thereafter.

“Cause” is generally defined as (i) willful and continued failure to substantially perform duties upon written demand or (ii) willfully engaging in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company. A termination for cause requires a vote of

75% of the Board at a meeting after notice to the executive has been given and the executive has had an opportunity to be heard.

“Good Reason” is generally defined as (i) an assignment of duties inconsistent with the executive officer’s position (including offices and reporting requirements), authority, duties, or responsibilities (other than reassignments with a substantially similar level and scope of authority, duties, responsibilities, and reporting relationships), (ii) any failure to substantially comply with any of the material provisions of compensation plans, programs, agreements, or arrangements as in effect immediately prior to the change in control, which material provisions consist of base salary, cash incentive compensation target bonus opportunity, equity compensation opportunity in the aggregate, savings and retirement benefits in the aggregate, and welfare benefits (including medical, dental, life, disability, and severance benefits) in the aggregate, (iii) relocation of principal place of employment that increases the executive officer’s commuting distance by more than 50 miles, (iv) termination of employment by the Company other than as expressly permitted by the CIC Plan, or (v) failure of a successor company to assume the CIC Plan.

Change in Control Agreement with Mr. Knauss. On November 20, 2014, the Company entered into an amended and restated change in control agreement with Mr. Knauss to reflect his transition from Chairman and CEO to Executive Chairman. The new agreement replaced the change in control agreement with Mr. Knauss that became effective on November 15, 2011. The primary changes from the prior agreement were to align with the changes in Mr. Knauss’ employment agreement and reflect the transition into his new role.

In the event that Mr. Knauss was terminated without cause or resigned for good reason (each as defined in his change in control agreement and further described below) within the two-year period following a change in control, he would have been entitled to the following change in control severance benefits, subject to the execution of a general release and waiver:

●

Cash compensation equal to three times his base salary and three times his average Annual Incentive Plan awards for the preceding three years, plus 100% of his average Annual Incentive Plan awards for the preceding three years, prorated to the date of termination. This amount would have been paid in a lump sum after termination.

●

Payment of an amount equal to the difference between the actuarial equivalent of the benefit Mr. Knauss would have been eligible to receive if his employment had continued until the third anniversary of the date of termination and the actuarial equivalent of his

50       THE CLOROX COMPANY - 2015 Proxy Statement

Compensation Discussion and Analysis

actual aggregate benefits paid or payable, if any, as of the date of termination under the qualified and nonqualified retirement plans. This amount would also have been paid in a lump sum after termination.
●

Continued participation in health, welfare, and insurance benefits until the third anniversary of the date of termination. In addition, for purposes of determining Mr. Knauss’ eligibility for retiree benefits under other Company plans and programs, he would have been deemed to have continued employment during such period and to have retired on the last day of such period.

●	Financial planning services for the calendar year of termination.
●	Any outstanding stock awards granted to Mr. Knauss under the Company’s long-term incentive program prior to the change in control would have automatically vested upon a qualifying termination following a change in control in accordance with the terms of the award agreements.

“Good reason” is defined in Mr. Knauss’ change in control agreement as (i) a material diminution of position or an assignment of inconsistent duties, (ii) a decrease in or failure to provide compensation and benefits, (iii) a material change in work location, (iv) a termination of Mr. Knauss’ employment by the Company other than as expressly permitted by his change in control agreement, (v) any failure by the Company to obtain a successor corporation’s agreement to assume Mr. Knauss’ change in control agreement, or (vi) a failure of the Board to nominate Mr. Knauss to the Board at any time. Failure by the stockholders to elect Mr. Knauss to the Board does not constitute good reason.

“Cause” is defined in Mr. Knauss’ change in control agreement as the (i) willful and continued failure to perform duties after receiving a written warning, or (ii) willful engagement in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company.

In the event that any payments made in connection with a change in control would be subject to the “golden parachute” (Section 280G) excise tax, the provision in Mr. Knauss’ change in control agreement provides for the best after-tax payment to Mr. Knauss, whereby Mr. Knauss would have received a final payment based on the greater net after-tax result under the following scenarios: (i) Mr. Knauss receives full value of all benefit payments and pays excise and all other taxes on such benefit payments, or (ii) the Company reduces the cash severance payment to the safe harbor limit to avoid triggering excise tax on such benefit payments. Mr. Knauss and the Company pay all other income and employment statutory taxes in the same manner as regular taxable compensation.

In addition to the above benefits, under Mr. Knauss’ change in control agreement, if Mr. Knauss had died during the two-year protection period following a change in control or if Mr. Knauss’ employment had been terminated due to disability during such period following a change in control, all stock options granted to him under his employment agreement would have become fully vested and remain exercisable for one year following the date of death or termination due to disability or, if earlier, until the expiration of the term of the option. Furthermore, upon a change in control, if the continuing entity had not assumed or replaced the stock options awarded to Mr. Knauss under his employment agreement, such awards would have become immediately vested upon the change in control.

Mr. Knauss is subject to the same restrictive covenants as set forth in the CIC Plan, described in detail above.

Estimated Potential Payments upon Termination or Change in Control

The following table reflects the estimated amount of compensation payable to each of the Company’s named executive officers upon termination of the named executive officer’s employment under various scenarios except for Mr. Roeth, who retired in January 2015, and for whom only the actual termination scenario is shown. The amounts exclude earned amounts such as vested or accrued benefits, other than benefits vested under the Company’s SERP. If a named executive officer is eligible for his or her SERP benefit as of the assumed termination date, the respective SERP benefit amount reported under the “Retirement” column is also included in the scenarios for Involuntary Termination without Cause and Termination after Change in Control on the Retirement Benefits line.

The amounts shown are calculated using an assumed termination date effective as of the last business day of fiscal year 2015 (June 30, 2015) and the closing trading price of our Common Stock of $104.02 on such date. Although the calculations are intended to provide reasonable estimates of the potential compensation payable upon termination, they are based on assumptions outlined in the footnotes of the table and may not represent the actual amount the named executive officer would receive if an eligible termination event were to occur.

The table does not include compensation or benefits provided under plans or arrangements that are generally available to all salaried employees. Amounts reflected for change in control assume that each named executive officer is involuntarily terminated by the Company without cause or voluntarily terminates for good reason within two years after a change in control.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	51

TERMINATION TABLES

Name and Benefits	Involuntary Termination Without Cause		Involuntary Termination After Change In Control		Retirement		Disability		Death
Benno Dorer
Cash Payment	$3,567,385	(1)	$4,129,693	(2)	$—	(3)	$—	(4)	$—	(4)
Stock Options	—		3,226,501	(5)	—		4,036,682	(6)	4,036,682	(6)
Restricted Stock	—		—		—		—		—
Performance Shares	—		1,296,091	(7)	—		3,049,070	(8)	3,049,070	(8)
Retirement Plan Benefits	—		—		—		—		—
Health & Welfare Benefits	29,484	(9)	44,226	(10)	—		—		—
Financial Planning(11)	—		16,500		—		—		—
Total Estimated Value	$3,596,869		$8,713,011		$—		$7,085,752		$7,085,752
Donald R. Knauss(12)
Cash Payment	$—		$10,219,627	(13)	$—	(3)	$—	(4)	$—	(4)
Stock Options	—		11,467,028	(5)	11,467,028	(14)	11,467,028	(6)	11,467,028	(6)
Restricted Stock	—		—		—		—		—
Performance Shares	—		6,509,043	(7)	6,509,043	(15)	7,671,792	(8)	7,671,792	(8)
Retirement Plan Benefits	—		4,785,918	(16)	10,432,609	(17)	12,186,686	(18)	6,279,149	(19)
Health & Welfare Benefits	—		33,000	(20)	—		—		—
Financial Planning(11)	—		16,500		—		—		—
Total Estimated Value	$—		$33,031,116		$28,408,680		$31,325,506		$25,417,969
Stephen M. Robb
Cash Payment	$1,540,000	(21)	$2,170,707	(22)	$—	(3)	$—	(4)	$—	(4)
Stock Options	1,763,224	(14)	2,719,795	(5)	1,763,224	(14)	2,719,795	(6)	2,719,795	(6)
Restricted Stock	—		—		—		—		—
Performance Shares	933,657	(15)	1,150,387	(7)	933,657	(15)	1,756,240	(8)	1,756,240	(8)
Retirement Plan Benefits	—		—		—		1,421,657	(18)	965,770	(19)
Health & Welfare Benefits	37,636	(9)	37,636	(10)	—		—		—
Financial Planning(11)	—		16,500		—		—		—
Total Estimated Value	$4,274,517		$6,095,025		$2,696,881		$5,897,692		$5,441,805
Jacqueline P. Kane
Cash Payment	$1,269,000	(21)	$1,906,467	(22)	$—	(3)	$—	(4)	$—	(4)
Stock Options	1,640,463	(14)	2,336,226	(5)	1,640,463	(14)	2,336,226	(6)	2,336,226	(6)
Restricted Stock	—		—		—		—		—
Performance Shares	924,929	(15)	1,082,518	(7)	924,929	(15)	1,565,726	(8)	1,565,726	(8)
Retirement Plan Benefits	3,751,881	(23)	4,778,215	(24)	3,751,881	(25)	4,132,496	(18)	1,633,788	(19)
Health & Welfare Benefits	37,636	(9)	37,636	(10)	—		—		—
Financial Planning(11)	—		16,500		—		—		—
Total Estimated Value	$7,623,909		$10,157,562		$6,317,273		$8,034,448		$5,535,740
Frank A. Tataseo
Cash Payment	$1,487,063	(21)	$2,283,863	(22)	$—	(3)	$—	(4)	$—	(4)
Stock Options	1,924,959	(14)	2,707,714	(5)	1,924,959	(14)	2,707,714	(6)	2,707,714	(6)
Restricted Stock	—		—		—		—		—
Performance Shares	1,084,962	(15)	1,262,383	(7)	1,084,962	(15)	1,811,076	(8)	1,811,076	(8)
Retirement Plan Benefits	5,922,071	(23)	6,217,759	(24)	5,922,071	(25)	5,154,241	(18)	3,138,840	(19)
Health & Welfare Benefits	37,636	(9)	37,636	(10)	—		—		—
Financial Planning(11)	—		16,500		—		—		—
Total Estimated Value	$10,456,691		$12,525,855		$8,931,991		$9,673,031		$7,657,630

52       THE CLOROX COMPANY - 2015 Proxy Statement

Compensation Discussion and Analysis

Name and Benefits	Involuntary Termination Without Cause		Involuntary Termination After Change In Control		Retirement		Disability		Death
Laura Stein
Cash Payment	$1,440,513	(21)	$1,860,261	(22)	$—	(3)	$—	(4)	$—	(4)
Stock Options	—		2,417,396	(5)	—		2,352,398	(6)	2,352,398	(6)
Restricted Stock	—		—		—		—		—
Performance Shares	—		1,082,518	(7)	—		1,565,726	(8)	1,565,726	(8)
Retirement Plan Benefits	—		—		—		—		—
Health & Welfare Benefits	23,996	(9)	23,996	(10)	—		—		—
Financial Planning(11)	—		16,500		—		—		—
Total Estimated Value	$1,464,509		$5,400,671		$—		$3,918,124		$3,918,124
George C. Roeth(26)
Cash Payment	$—		$—		$1,462,520	(27)	$—		$—
Stock Options	—		—		2,843,202	(28)	—		—
Restricted Stock	—		—		235,000	(29)	—		—
Performance Shares	—		—		901,501	(30)	—		—
Retirement Plan Benefits	—		—		4,036,144	(25)	—		—
Health & Welfare Benefits	—		—		6,192	(31)	—		—
Financial Planning(11)	—		—		—		—		—
Total Estimated Value	$—		$—		$9,484,559		$—		$—

(1)	This amount reflects two times Mr. Dorer’s current base salary plus two times 75% of his average Annual Incentive Plan awards from the preceding three years. In addition, the amount includes 100% of his current year target Annual Incentive Plan award, pro-rated to the date of termination.
(2)	This amount represents three times Mr. Dorer’s current base salary, plus three times the average Annual Incentive Plan awards for the preceding three years, plus the average Annual Incentive Plan awards for the preceding three years, pro-rated to the date of termination, subject to the excise tax cut back provision in the Change in Control Severance Plan.
(3)	Messrs. Knauss, Robb, and Tataseo and Ms. Kane are retirement-eligible and thus are eligible for a pro-rata Annual Incentive Plan award upon retirement. However, all bonus-eligible employees active as of June 30, 2015, are eligible to receive an annual incentive award, so a pro-rata Annual Incentive Plan award would not be applicable as of this date as the assumed termination date is June 30, 2015. Mr. Dorer and Ms. Stein are not retirement-eligible and thus not eligible for an Annual Incentive Plan award upon retirement.
(4)	Named executive officers whose termination is the result of disability or death are eligible to receive a pro-rata Annual Incentive Plan award through the date of termination. However, all bonus-eligible employees active as of June 30, 2015, are eligible to receive an annual incentive award, so a pro-rata Annual Incentive Plan award would not be applicable since the assumed termination date is June 30, 2015.
(5)	For Messrs. Knauss, Robb, and Tataseo and Ms. Kane who are retirement-eligible, this amount represents the expected value of the accelerated vesting of all outstanding stock options, and assumes a five-year expected life, or the remaining original term, whichever is sooner. For Mr. Dorer and Ms. Stein, this amount represents the intrinsic value of the accelerated vesting of all outstanding stock options (based on the provision that non-retirement eligible executives exercise stock options within 90 days of termination), calculated as the difference between the June 30, 2015, closing Common Stock price of $104.02 and the exercise price for each option.
(6)	For Messrs. Knauss, Robb, and Tataseo and Ms. Kane who are retirement-eligible, this amount represents the expected value of the accelerated vesting of all outstanding stock options upon the named executive officer’s termination of employment due to disability or death, and assumes a five-year expected life, or the remaining original term, whichever is sooner. For Mr. Dorer and Ms. Stein, this amount represents the expected value of the accelerated vesting of all outstanding stock options (based on the provision that non-retirement eligible executives exercise stock options within one-year of death or disability), calculated as the difference between the June 30, 2015, closing Common Stock price of $104.02 and the exercise price for each option.
(7)	Performance shares will vest based on performance through the day of the change in control. This amount assumes a pro-rated targeted payout and is valued at the closing price of our Common Stock on June 30, 2015, of $104.02.
(8)	This amount represents the value of the accelerated vesting of performance shares upon a death or disability, assuming a target payout and valued at the closing price of our Common Stock on June 30, 2015, of $104.02. Upon a death or disability termination, the entire performance share grant will vest. The actual payout will not be determined until the end of the performance period.
(9)	This amount represents the estimated Company cost of providing continuing medical and dental benefits for the two-year period following termination.
(10)	For Messrs. Robb and Tataseo and Mmes. Kane and Stein, this amount represents the estimated Company cost of providing welfare benefits, including medical, dental, and vision, for the two-year period following a qualifying termination after a change in control. For Mr. Dorer, this amount represents the estimated Company cost of providing welfare benefits, including medical, dental, and vision, for the three-year period following a qualifying termination after a change in control.
(11)	This amount represents the cost of providing financial planning for the year of termination.
(12)	Mr. Knauss’ amended and restated employment agreement eliminated termination benefits relating to any termination by the Company without cause or by Mr. Knauss for good reason occurring after March 31, 2015.
(13)	This amount represents three times Mr. Knauss’ current base salary, plus three times the average Annual Incentive Plan awards for the preceding three years, plus the average Annual Incentive Plan awards for the preceding three years, pro-rated to the date of termination, subject to the excise tax cut back provision described in the Change in Control Agreement with Mr. Knauss.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	53

(14)	Messrs. Knauss, Robb, and Tataseo and Ms. Kane are retirement-eligible and, thus, all unvested stock options held greater than one year will automatically vest upon termination. This amount represents the expected value of the accelerated vesting of the stock options, and assumes a five-year expected life, or the remaining original term, whichever is sooner.
(15)	Messrs. Knauss, Robb, and Tataseo and Ms. Kane are retirement-eligible and, thus, are entitled to receive a pro-rata portion of all performance shares held at least one year at the date of termination. This value represents the pro-rata vesting of the eligible shares from the September 2012 and September 2013 grants, assuming a target payout and valued at the closing price of our Common Stock on June 30, 2015, of $104.02. The actual payout of the shares will not be determined until the end of the performance period. Named executive officers who are not retirement-eligible forfeit shares upon termination under these scenarios.
(16)	This amount represents the difference between the actuarial equivalent of the benefit Mr. Knauss would have been eligible to receive if his employment had continued until the third anniversary of the date of termination, under the qualified and nonqualified retirement plans and the actuarial equivalent of Mr. Knauss’ actual aggregate benefits paid or payable, if any, as of the date of termination under the qualified and nonqualified retirement plans. Mr. Knauss’ amount also includes the value of the SERP benefit he would receive upon termination, as he is already vested in this benefit.
(17)	In connection with Mr. Knauss’ retirement this is the present value of the amount he will receive under the SERP.
(18)	This amount represents the present value of the SERP benefit payable to the named executive officer at the time of termination due to disability.
(19)	This amount represents the present value of the SERP benefit payable to the named executive officer’s beneficiary at the time of death.
(20)	This amount represents the estimated Company cost of providing welfare benefits, including medical, dental, disability, and life insurance, for the three-year period following a qualifying termination after a change in control. Mr. Knauss currently has not elected to receive medical and dental coverage under the Company’s plans, so there is no Company cost related to this portion of the benefit.
(21)	This amount reflects two times the named executive officer’s current base salary. In addition, for Messrs. Robb and Tataseo and Ms. Kane, who are retirement-eligible, this amount includes 100% of their current year target Annual Incentive Plan award pro-rated to the date of termination. For Ms. Stein, this amount includes 75% of her current year target Annual Incentive Plan award, pro-rated to the date of termination.
(22)	This amount represents two times the named executive officer’s current base salary, plus two times the average Annual Incentive Plan awards for the preceding three years, subject to the excise tax cut back provision in the Change in Control Severance Plan. For Messrs. Robb and Tataseo and Ms. Kane, who are retirement-eliglble, this amount also includes 100% of their current year target Annual Incentive Plan award, pro-rated to the date of termination. For Ms. Stein, this amount includes the average Annual Incentive Plan awards for the preceding three years, pro-rated to the date of termination.
(23)	For Ms. Kane and Mr. Tataseo, this amount is the present value of the SERP benefit each would receive upon termination as they are both already vested in this benefit.
(24)	This amount represents the difference between the actuarial equivalent of the benefit the named executive officer would have been eligible to receive if his or her employment had continued until the second anniversary of the date of termination or the first day of the month following the named executive officer’s 65th birthday, if earlier, under the qualified and nonqualified retirement plans and the actuarial equivalent of the named executive officer’s actual aggregate benefits paid or payable, if any, as of the date of termination under the qualified and nonqualified retirement plans. Ms. Kane and Mr. Tataseo’s amount also includes the value of the SERP benefit each would receive upon termination, as each is already vested in this benefit.
(25)	As described above, for Ms. Kane and Mr. Tataseo, this amount represents the value of vested benefits under the Company SERP per the provisions of the plan and would be payable upon retirement. For Mr. Roeth this amount represents the value of vested benefits under the Company SERP per the provisions of the plan that was paid upon retirement.
(26)	Mr. Roeth retired from the Company on January 5, 2015.
(27)	Amount represents cash separation payment in connection with Mr. Roeth’s retirement. Amount also includes pro-rated annual incentive award earned for fiscal year 2015 and paid out in September 2015 under the Annual Incentive Plan. Per the terms of the Annual Incentive Plan, Mr. Roeth was considered retirement-eligible and thus received a pro-rata award for fiscal year 2015.
(28)	Mr. Roeth was retirement-eligible and, thus, all unvested stock options held greater than one year vested automatically vested at retirement. This amount represents the expected value of the accelerated vesting of the stock options, and assumes a five-year expected life, or the remaining original term, whichever is sooner.
(29)	Mr. Roeth’s stock award amount includes a cash payment of $235,000 for the cancellation of 2,210 unvested restricted stock units awarded to him in March 2011.
(30)	Mr. Roeth was retirement-eligible and, thus, entitled to receive a pro-rata portion of all performance shares held at least one year at the date of termination. This value represents the pro-rata vesting of the eligible shares from the September 2012 and September 2013 grants, assuming a target payout and valued at the closing price of our Common Stock on January 5, 2015 of $103.89. The actual payout of the shares will not be determined until the end of the performance period. Named executive officers who are not retirement-eligible forfeit shares upon termination under these scenarios.
(31)	Estimated value of continuation of health care benefits for two years from date of separation.

54       THE CLOROX COMPANY - 2015 Proxy Statement

Director Compensation

Only our non-employee directors receive compensation for their services as directors. The Company’s non-employee director compensation program is comprised of cash compensation and an annual grant of deferred stock units.

The following table sets forth information regarding compensation for each of the Company’s non-employee directors during fiscal year 2015.

Name	Fees Earned or Paid in Cash ($)(4)	Stock Awards ($)(5)	Total ($)
Daniel Boggan, Jr.(1)	95,790	96,250	192,040
Richard H. Carmona	98,750	128,750	227,500
Spencer C. Fleischer(2)	—	—	—
Tully M. Friedman(3)	40,897	31,250	72,147
George J. Harad	118,750	128,750	247,500
Esther Lee	98,750	128,750	227,500
Robert W. Matschullat	125,433	128,750	254,183
Jeffrey Noddle	98,750	128,750	227,500
Rogelio Rebolledo	98,750	128,750	227,500
Pamela Thomas-Graham	98,750	128,750	227,500
Carolyn M. Ticknor	118,750	128,750	247,500
Christopher J. Williams(2)	—	—	—

(1)	Mr. Boggan retired from the Board effective May 13, 2015.
(2)	Messrs. Fleischer and Williams did not receive any compensation from the Company during fiscal year 2015 as they began service as directors in fiscal year 2016.
(3)	Mr. Friedman retired from the Board effective November 19, 2014.
(4)	The amounts reported in the “Fees Earned or Paid in Cash” column reflect the total annual cash retainer and other cash compensation earned by each director in fiscal year 2015 and include amounts deferred into cash or deferred stock units and/or amounts issued in Common Stock in lieu of cash at the director’s election. The annual cash retainer is paid to each director in quarterly installments.
(5)	The amounts reported reflect the grant-date fair value for financial statement reporting purposes of the annual grant of deferred stock units earned during fiscal year 2015. Awards are granted on an annual basis at the end of each calendar year. Refer to Note 15 of the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended June 30, 2015, for a discussion of the relevant assumptions used in calculating the grant-date fair value under applicable accounting guidance. As of June 30, 2015, the following directors had the indicated aggregate number of deferred stock units accumulated in their deferred accounts for all years of service as a director, which includes deferrals of cash compensation, annual awards of deferred stock units, and additional deferred stock units credited as a result of dividend equivalents earned with respect to the deferred stock units: Mr. Boggan – 34,526 units; Dr. Carmona – 14,429 units; Mr. Friedman –36,330 units; Mr. Harad – 32,307 units; Ms. Lee – 1,604 units; Mr. Matschullat – 73,969 units; Mr. Noddle – 2,304 units; Mr. Rebolledo – 2,304 units; Ms. Thomas-Graham – 18,353 units; and Ms. Ticknor – 24,799 units.

Fees Earned or Paid in Cash

Cash compensation consists of annual cash retainer amounts and any special assignment fees. The following table lists the various retainers paid for board service and service as the lead director or a committee chair during fiscal year 2015:

Annual director retainer(1)	$98,750
Lead director retainer	25,000
Committee chair retainers:
Nominating and Governance Committee(2)	11,875
Audit Committee	20,000
Management Development and Compensation Committee	20,000

(1)	The annual director retainer through September 30, 2014, was $95,000. The annual director retainer was increased to $100,000 effective October 1, 2014. The aggregate amount of the annual retainer for board service in fiscal year 2015 was $98,750.
(2)	The annual Nominating and Governance Committee chair retainer through September 30, 2014, was $10,000. The annual Nominating and Governance Committee chair retainer was increased to $12,500 effective October 1, 2014. The aggregate amount of the annual retainer for service as chair of the Nominating and Governance Committee in fiscal year 2015 was $11,875.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	55

Effective July 1, 2015, the independent chair receives an annual cash retainer of $150,000 in addition to the annual director retainer paid to all non-employee directors.

Directors who serve as a Board member, lead director, independent chair, or committee chair for less than the full fiscal year receive pro-rated retainer amounts based on the number of days they served in such position during the fiscal year. In addition to the retainer amounts, each non-employee director is entitled to receive a fee of $2,500 per day for any special assignment requested by the Board. No special assignment fees were paid in fiscal year 2015.

Payment Elections

Under the Company’s Independent Directors’ Deferred Compensation Plan, a director may annually elect to receive all or a portion of his or her cash compensation in the form of cash, Common Stock, deferred cash, or deferred stock units.

Payment in Stock. Directors who elect to receive cash compensation amounts in the form of Common Stock are issued shares of Common Stock based on the fair market value of the Common Stock as determined by the closing price of the Common Stock on the last trading day of the quarter for which the fees were earned.

Elective Deferral Program. For directors who elect deferred cash, the amount deferred is credited to an unfunded cash account that is credited with interest at an annual interest rate equal to Wells Fargo Bank, N.A.’s prime lending rate in effect on January 1 of each year. Upon termination of service as a director, the amounts credited to the director’s deferred cash account are paid out in five annual cash installments or in one lump-sum cash payment, at the director’s election. For directors who elect deferred stock units, the amount deferred is credited to an unfunded account in the form of units equivalent to the fair market value of the Common Stock on the date on which the fees are scheduled to be paid. When dividends are declared, additional deferred stock units are allocated to the director’s deferred stock unit account in amounts equivalent to the dollar amount of Common Stock dividends paid by the Company divided by the fair market value of the Common Stock on the date the dividends are paid. Upon termination of service as a director, the amounts credited to the deferred stock unit account, which include any elective deferrals and the annual deferred stock unit grants described below, are paid out in shares of Common Stock in five annual installments or in one lump sum, at the director’s election.

Stock Unit Awards

In addition to the cash compensation amounts described above, each non-employee director also receives an annual grant of deferred stock units, the value of which was increased from $125,000 to $130,000 effective October 1, 2014. The aggregate value of the deferred stock unit award amount earned by a non-employee director serving for the full fiscal year 2015 was $128,750. Awards are made as of the last business day in the calendar year and represent payment for services provided during such calendar year.

Directors who serve as non-employee Board members for less than the full calendar year receive pro-rated awards based on the number of full fiscal quarters they served as a non-employee Board member during the calendar year. As noted above, deferred stock units accrue dividend equivalents and the balance of a director’s deferred stock unit account is paid out in Common Stock following the director’s termination of service.

Stock Ownership Guidelines for Directors

The Board believes that the alignment of directors’ interests with those of stockholders is strengthened when Board members are also stockholders. The Board therefore requires that each non-employee director, within five years of being first elected, own Common Stock or deferred stock units having a market value of at least five times his or her annual cash retainer. This program is designed to ensure that directors acquire a meaningful and significant ownership interest in the Company during their tenure on the Board. As of June 30, 2015, each non-employee director was in compliance with the guidelines.

56       THE CLOROX COMPANY - 2015 Proxy Statement

Compensation Committee Interlocks and Insider Participation

Each of Dr. Carmona and Messrs. Boggan, Friedman, Harad, Matschullat, Noddle, and Rebolledo served as a member of the Management Development and Compensation Committee during part or all of fiscal year 2015. None of the members was an officer or employee of the Company or any of the subsidiaries during fiscal year 2015 or in any prior fiscal year other than Mr. Matschullat, who served as interim Chief Executive Officer of the Company from March 2006 through October 2006. No executive officer of the Company served on the board of directors or compensation committee of any other entity that has or had one or more executive officers who served as a member of the Board or Management Development and Compensation Committee during fiscal year 2015.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and SEC regulations require the Company’s directors, certain officers, and holders of more than 10% of the Company’s Common Stock to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. The reporting directors, officers, and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of copies of such reports received or written representations from its directors and such covered officers, the Company believes that all Section 16(a) reports were filed timely in fiscal year 2015, except for one Form 4 for each of Jacqueline P. Kane, George Roeth, and Nikolaos Vlahos, which were filed late due to technical difficulties in the electronic transmission of the reports. In addition, a Form 3/A was recently filed for Stephen M. Robb to correct the inadvertent omission of certain shares and stock options from his Section 16(a) reports due to an administrative error.

THE CLOROX COMPANY - 2015 Proxy Statement       57

Proposal 2: Advisory Vote on Executive Compensation

In accordance with the provisions of Section 14A of the Exchange Act, as enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act in July 2010, we are providing our stockholders the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our named executive officers. This proposal gives our stockholders the opportunity to express their views on the Company’s executive compensation, and is commonly referred to as a “say-on-pay” proposal. This vote is only advisory and will not be binding upon the Company or the Board. However, the Management Development and Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders and encourages all stockholders to vote their shares on this matter.

The Company’s compensation programs are designed to enable and reinforce its overall business strategy by aligning pay with the achievement of short- and long-term financial and strategic objectives to build stockholder value and by providing a competitive level of compensation needed to recruit, retain, and motivate talented executives critical to the Company’s long-term success. The key principle underlying these compensation programs is pay for performance. Our pay-for-performance principle and the alignment of our compensation programs with the building of stockholder value are fully discussed in the Compensation Discussion and Analysis section of this proxy statement, which begins on page 24. The Board urges you to consider the factors discussed in the Compensation Discussion and Analysis section of this proxy statement when deciding how to vote on this Proposal 2.

At our 2014 Annual Meeting of Stockholders held on November 19, 2014, our stockholders overwhelmingly approved our executive compensation policies, with approximately 92% of votes cast in favor of our proposal. We value this positive endorsement by our stockholders and believe that the outcome signals our stockholders’ support of our compensation program. As a result, we continued our general approach to compensation for fiscal year 2015, specifically our pay-for-performance philosophy and our efforts to attract, retain, and motivate our named executive officers. We provide our stockholders the opportunity to vote on the compensation of our named executive officers every year. The next vote on executive compensation will be at the 2016 Annual Meeting of Stockholders.

Board of Directors’ Recommendation

The Board recommends a vote FOR the advisory vote on executive compensation. The Company is asking its stockholders to support the compensation of the named executive officers as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers in fiscal year 2015 and the philosophy, policies, and practices underlying that compensation, which are described in this proxy statement. The Board believes that the Company’s overall compensation process effectively implements its compensation philosophy and achieves its goals.

Accordingly, the Board recommends a vote FOR the adoption of the following advisory resolution, which will be presented at the Annual Meeting:

“RESOLVED, that the stockholders of The Clorox Company approve, on an advisory basis, the compensation of the named executive officers, as disclosed in The Clorox Company’s Proxy Statement for the 2015 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosure.”

58       THE CLOROX COMPANY - 2015 Proxy Statement

Proposal 2: Advisory Vote on Executive Compensation

Vote Required

The affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve this proposal.

This vote is advisory, and therefore not binding on the Company, the Board or the Management Development and Compensation Committee. However, the Board and the Management Development and Compensation Committee value the opinions of the Company’s stockholders and, to the extent there is any significant vote against the named executive officers’ compensation as disclosed in the proxy statement, we will consider such stockholders’ concerns and the Management Development and Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The people designated in the proxy and voting instruction card will vote your shares FOR approval unless you include instructions to the contrary.

THE CLOROX COMPANY - 2015 Proxy Statement	59

Proposal 3: Ratification of Independent Registered Public Accounting Firm

The Audit Committee has the authority to appoint (subject to ratification by the Company's stockholders), retain, compensate and oversee the Company’s independent registered public accounting firm. The Audit Committee of the Board has selected Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016. Ernst & Young LLP has been so engaged since February 15, 2003.

Board of Directors’ Recommendation

The Board unanimously recommends that stockholders vote FOR the ratification of the selection of Ernst & Young LLP. While ratification of the selection of Ernst & Young LLP by stockholders is not required by law, as a matter of policy, such selection is being submitted to the stockholders for ratification at the Annual Meeting (and it is the present intention of the Board to continue this policy). The Audit Committee and the Board believe that the continued retention of Ernst & Young LLP as the Company’s independent registered public accounting firm is in the best interests of the Company and its stockholders, and recommend the ratification of the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement should they desire to do so.

Vote Required

The affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP. If stockholders fail to ratify the appointment of this firm, the Audit Committee will reconsider the appointment.

The people designated in the proxy and voting instruction card will vote your shares represented by proxy FOR ratification unless you include instructions to the contrary.

60       THE CLOROX COMPANY - 2015 Proxy Statement

Audit Committee Report

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company. The Audit Committee operates in accordance with a written charter, which was adopted by the Board. A copy of that charter is available on the Company’s website at http://www.thecloroxcompany.com/corporate-responsibility/performance/corporate-governance/ company-charters, or in print by contacting The Clorox Company, c/o Secretary, 1221 Broadway, Oakland, CA 94612-1888. Each member of the Audit Committee is “independent,” as required by the applicable listing standards of the NYSE and the rules of the SEC.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the Company’s independent registered public accounting firm. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Company’s management has primary responsibility for the financial statements and reporting process, including the Company’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an integrated audit of the Company’s financial statements and internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board.

The Audit Committee appointed Ernst & Young LLP (“EY”) to audit the Company’s financial statements as of and for the year ended June 30, 2015, and the effectiveness of the Company’s internal control over financial reporting as of June 30, 2015. EY has served as the Company’s independent registered public accounting firm since February 2003. The Audit Committee considered several factors in selecting EY as the Company’s independent registered public accounting firm, including the firm’s independence and internal quality controls, the overall depth of talent, their experience with the Company’s industry, and their familiarity with the Company’s business and internal control over financial reporting. In determining whether to reappoint EY as the Company’s independent registered public accounting firm for the year ending June 30, 2016, the Audit Committee again took those factors into consideration along with its evaluation of the past performance of EY. The Audit Committee is responsible for the audit fee negotiations associated with the retention of EY. Further, in conjunction with the mandated rotation of the auditing firm’s coordinating partner, the Audit Committee and its chairperson are directly involved in the selection of EY’s new coordinating partner.

EY has also issued reports on its review of certain corporate responsibility and sustainability metrics and information provided in the Company’s Annual Report.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2015. This review included a discussion of the quality and the acceptability of the Company’s financial reporting and system of internal controls, including the clarity of disclosures in the financial statements, reasonableness of significant contingency accruals, reserves and allowances, critical accounting policies and estimates and risk assessment. The Audit Committee also reviewed and discussed with the Company’s independent registered public accounting firm the audited financial statements of the Company for the fiscal year ended June 30, 2015, the independent registered public accounting firm’s judgments as to the quality and acceptability of the Company’s financial reporting, critical accounting policies and estimates and such other matters as are required to be discussed by Auditing Standard No. 16, as adopted by the Public Company Accounting Oversight Board.

The Audit Committee obtained from the independent registered public accounting firm the written disclosures and the letter from the auditors required by the applicable requirements of the Public Company Accounting Oversight Board regarding communications with the Audit Committee concerning independence of the auditors and discussed with the auditors their independence. The Audit Committee meets periodically with the independent registered public accounting firm, with and without management present, to discuss the results of the independent registered public accounting firm’s examinations and evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015, for filing with the SEC.

THE AUDIT COMMITTEE

Carolyn Ticknor, Chair
Jeffrey Noddle
Rogelio Rebolledo
Pamela Thomas-Graham
Christopher Williams

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	61

Fees of the Independent Registered Public Accounting Firm

The table below includes fees related to fiscal years 2015 and 2014 of the Company’s independent registered public accounting firm, Ernst & Young LLP:

	2015	2014
Audit Fees(1)	$4,701,000	$4,678,000
Audit-Related Fees(2)	123,000	279,000
Tax Fees(3)	277,000	528,000
All Other Fees(4)	—	—
Total	5,101,000	$5,485,000

(1)	Consists of fees for professional services rendered for the audit of the Company’s annual financial statements and internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002, included in the Company’s Annual Reports on Form 10-K for each of the fiscal years ended June 30, 2015 and 2014, and for review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q during those fiscal years.
(2)	Consists of fees for assurance and related services (including the Company’s employee benefit plans) not included in the Audit Fees listed above.
(3)	Consists of fees for tax compliance, tax advice and tax planning for the fiscal years ended June 30, 2015 and 2014. These services included tax return preparation and review services for foreign subsidiaries and affiliates and advisory services on tax matters.
(4)	Consists of fees for all other services not included in the three categories set forth above. There were no such services in fiscal years 2015 and 2014.

The Audit Committee has established a policy that requires it to approve all services provided by the Company’s independent registered public accounting firm before services are provided. The Audit Committee has pre-approved the engagement of the independent registered public accounting firm for audit services, and certain specified audit-related services and tax services within defined limits. The Audit Committee has not pre-approved engagement of the independent registered public accounting firm for any other non-audit services.

62       THE CLOROX COMPANY - 2015 Proxy Statement

Proposal 4: Approval of Material Terms of Performance Goals Under the Company’s Executive Incentive Plan

The Company currently maintains The Clorox Company Executive Incentive Compensation Plan (the “EIC Plan”). The EIC Plan provides for annual or other short-term incentive awards to the Company’s CEO and other designated executive officers. The EIC Plan first became effective on July 1, 2005, upon approval by stockholders at the Company’s Annual Meeting in 2005, and the material terms of its performance goals were last re-approved by the stockholders at the Company’s Annual Meeting in 2010. In order to satisfy more clearly the requirements that should allow bonuses paid under the EIC Plan to continue to qualify as tax-deductible “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “IRC”), the Board is asking stockholders to re-approve the material terms of the performance goals under the EIC Plan.

Stockholders are being asked only to re-approve the material terms of the performance goals under the EIC Plan at the Annual Meeting. These terms are the same as those that the stockholders previously approved in 2005, and 2010. Stockholders are not being asked to approve any amendment to the EIC Plan or to approve the EIC Plan itself.

If the stockholders do not approve the material terms of the performance goals for performance-based bonuses, there will be no impact on the terms of the EIC Plan. The EIC Plan will continue to remain in existence, and awards may continue to be made in accordance with the terms of the EIC Plan. The only impact on the Company will be that some or all of the value of certain awards that are based on the achievement of one or more performance goals will no longer be deductible under the IRC as a result of the limitations imposed under Section 162(m) of the IRC.

The Board believes that it is in the best interests of the Company and its stockholders to enable the Company to pay bonuses and similar incentive compensation under arrangements that qualify as fully tax-deductible performance-based compensation in the EIC Plan. The Board is therefore asking stockholders to re-approve, for Section 162(m) purposes, the material terms of the performance goals set forth herein.

In general, Section 162(m) places a limit on the deductibility for federal income tax purposes of the compensation paid to the Company’s CEO or any of the Company’s three most highly compensated executive officers (other than the Company’s CEO and CFO). Under Section 162(m), compensation paid to such persons in excess of $1 million in a taxable year is not generally deductible. However, compensation that qualifies as “performance-based” under Section 162(m) does not count against the $1 million limitation. One of the requirements of “performance-based” compensation for purposes of Section 162(m) is that the material terms of the performance goals under which compensation may be paid be disclosed to and approved by the Company’s stockholders. In addition, Section 162(m) provides that if the Company retains the authority to change the targets under a performance goal, then the Company must, no later than the first stockholders meeting that occurs in the fifth year following the year in which prior stockholder approval was obtained, again disclose the material terms of the performance goals to stockholders for re-approval.

For purposes of Section 162(m), the material terms include (a) the employees eligible to receive compensation, (b) a description of the business criteria on which the performance goal is based, and (c) the maximum amount of compensation that can be paid to an employee under the performance goal. Each of these aspects of the EIC Plan is discussed below, and stockholder approval of this Proposal will be deemed to constitute approval of each of these aspects of the EIC Plan for purposes of the approval requirements of Section 162(m) of the IRC.

EIC Plan Summary

The following paragraphs provide a summary of the principal features of the EIC Plan. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the EIC Plan, which is attached to this proxy statement as Appendix A. Capitalized terms used herein and not defined shall have the same meanings as set forth in the EIC Plan.

Purpose. The purpose of the EIC Plan is to enhance the Company’s ability to attract and retain highly qualified executives and provide such executives with additional financial incentives (referred to herein as “Awards”) to promote the success of the Company and its Subsidiaries. Awards granted under the EIC Plan are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the IRC.

Eligibility. Participation in the EIC Plan is limited to the Company’s CEO and each other officer of the Company who the Committee (as defined below) determines is or may be a “covered employee” of the Company within the meaning of Section 162(m) of the IRC and is selected by the Committee to participate in the EIC Plan (collectively “Participants”). The number of persons eligible to participate in the EIC Plan is approximately 14.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	63

Administration. The EIC Plan currently is administered by the Management Development and Compensation Committee (“MDCC”) of the Company’s Board or a subcommittee of the MDCC (the MDCC or such subcommittee, the “Committee”), which is a committee of the Board consisting of two or more members of the Board who are “outside directors” within the meaning of Section 162(m) of the IRC, “non-employee directors” within the meaning of Rule 16b-3 (or any successor rule) of the Securities Exchange Act of 1934, as amended, and “independent directors” under the New York Stock Exchange Listing Standards. The Committee has the authority to (i) select the Participants to whom Awards shall be granted, (ii) designate the Performance Period, and (iii) specify the terms and conditions for the determination and payment of each Award. Except as otherwise provided by the Board and subject to applicable laws, the Committee has the full and final authority in its discretion to establish rules and take all actions determined by the Committee to be necessary in the administration of the EIC Plan, including, without limitation, interpreting the terms of the EIC Plan and any related documents, rules, or regulations and deciding all questions of fact arising in their application. All decisions, determinations, and interpretations of the Committee are final, binding, and conclusive on all persons, including the Company, its subsidiaries, its stockholders, the Participants, and their estates and beneficiaries.

Performance Goal. “Earnings Before Income Taxes” is the measure of performance provided for the payment of Awards under the EIC Plan. For purposes of the EIC Plan, Earnings Before Income Taxes consists of earnings before income taxes of the Company as reported on the Company’s income statement for the applicable Performance Period, and adjusted to exclude the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, as well as the cumulative effect of tax and accounting changes, each as determined in accordance with generally accepted accounting principles or identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis, or other filings with the United States Securities and Exchange Commission.

Performance Period. The Performance Period under the EIC Plan is the Company’s fiscal year, but may be a shorter or longer period as determined by the Committee. In no event will the Performance Period be less than six months or more than five years.

Maximum Award. The maximum Award that may be paid to any Participant other than the Company’s CEO for any Performance Period is 0.6% of Earnings Before Income Taxes for the Performance Period. The maximum Award that may be paid to the Company’s CEO for any Performance Period is 1.0% of Earnings Before Income Taxes for the Performance Period.

Awards. Within 90 days after the commencement of each Performance Period, or the number of days that is equal to 25% of such Performance Period, if less, the Committee shall select, in writing, the Participants to whom Awards shall be granted, designate the Performance Period, and specify the terms and conditions for the determination and payment of such Awards. Although each Participant is eligible to receive an Award equal to 0.6% of Earnings Before Income Taxes for the Performance Period, except for the Company’s CEO who is eligible to receive an Award equal to 1.0% of Earnings Before Income Taxes for the Performance Period, the actual amount of the Award may be conditioned by the Committee upon the satisfaction of such objective or subjective standards as it determines to be appropriate, such that the actual Award may be reduced (but not increased) from the maximum level permitted under the EIC Plan in the Committee’s discretion. See the section entitled “Annual Incentives” under the Compensation Discussion and Analysis on page 31 for a full discussion of the determination of Awards by the Committee.

Committee Certification. As soon as practicable after the end of each Performance Period, the Committee shall determine the amount of the Awards to be paid to each Participant for the Performance Period and shall certify its determination in writing.

Payment of Awards. All awards will be paid in cash, Shares or a combination thereof. Award payments made in Shares, in whole or in part, shall be made from the aggregate number of Shares authorized to be issued under the 2005 Stock Incentive Plan (or its successor). Awards shall be paid to Participants following the Committee’s certification no later than 90 days after the close of the Performance Period, unless all or a portion of an Award is deferred pursuant to an election the Participant has timely and validly made under Section 409A of the IRC. Since the effectiveness of the EIC Plan in 2005, all awards have been paid in cash.

Recoupment of Awards. In the event of a restatement of the Company’s financial results to correct a material error resulting from fraud or intentional misconduct, if a lower payment of performance-based compensation would have been made to the Participants based upon the restated financial results, the Board or the Committee will, to the extent permitted by law, seek to recoup the amount by which the individual Participant’s Award(s) for the restated years exceeded the lower payment that would have been made based on the restated financial results, plus a reasonable rate of interest; provided, however, neither the Board nor the Committee will seek to recoup Awards paid more than three years prior to the date on which the Company announces the need for the applicable financial statements to be restated, and only will seek to recoup Awards paid to Participants whose fraud or intentional misconduct was a significant contributing factor to the need for such restatement.

64       THE CLOROX COMPANY - 2015 Proxy Statement

Proposal 4: Approval of Material Terms of Performance Goals
Under the Company’s Executive Incentive Plan

Non-Transferability of Awards. Unless otherwise determined by the Committee, an Award granted under the EIC Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner by any Participant. During the lifetime of the Participant, payment of an Award shall only be made to such Participant. The Committee may, however, establish procedures necessary for a Participant to designate a beneficiary to whom any amounts would be payable in the event of the Participant’s death.

Amendment and Termination. The Board or Committee may at any time alter, amend, suspend, or terminate the EIC Plan, in whole or in part, provided, however, that no amendment that requires stockholder approval in order to maintain qualification of the Awards as performance-based compensation under Section 162(m) of the IRC shall be made without such approval. If changes are made to Section 162(m) of the IRC or the related regulations that permit greater flexibility with respect to any Award, the Committee may make adjustments to the EIC Plan and/or Awards as it deems appropriate.

Benefits to Be Received Upon Approval. Awards under the EIC Plan are determined based on future performance and, therefore, the value or benefits that may become payable under the terms of future Awards (including any Awards that may be granted with respect to the Company’s fiscal year ending on June 30, 2016) cannot now be determined.

Federal Income Tax Consequences

The following is a brief summary of the material United States federal income tax consequences associated with Awards granted under the EIC Plan. The summary is based on existing United States laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a Participant’s death, or the provisions of the income tax laws of any municipality, state, or foreign country in which the Participant may reside. The tax consequences for any particular Participant may vary based on individual circumstances.

Participants will recognize ordinary income equal to the amount of the Award received in the year of receipt (assuming, in the case of Participants who make an election to defer receipt of payment of their Award, that such election is timely and validly made under Section 409A of the IRC). That income will be subject to applicable income and employment tax withholding by the Company. If and to the extent that the EIC Plan payments satisfy the requirements of Section 162(m) of the IRC and otherwise satisfy the requirements of deductibility under federal income tax law, the Company will receive a deduction for the amount constituting ordinary income to the Participant. However, the rules and regulations promulgated under Section 162(m) are complicated and subject to change from time to time, sometimes with retroactive effect. In addition, a number of additional requirements must be met in order for particular compensation to so qualify. As such, there can be no assurance that any compensation awarded or paid under the EIC will be fully deductible under all circumstances.

Board of Directors’ Recommendation

The Board unanimously recommends that stockholders vote FOR the approval of the material terms of the performance goals under The Clorox Company Executive Incentive Compensation Plan. If the stockholders do not approve the material terms of the performance goals under the EIC Plan, the EIC Plan will continue to remain in existence, and awards may continue to be made in accordance with the terms of the EIC Plan. The only impact on the Company will be that some or all of the value of certain awards that are based on the achievement of one or more performance goals will no longer be deductible under the IRC. The Board believes that it is in the best interests of the Company and its stockholders to enable the Company to pay bonuses and similar incentive compensation under arrangements that should qualify as tax-deductible performance-based compensation in the EIC Plan.

Accordingly, the Board recommends a vote FOR the adoption of the following resolution, which will be presented at the Annual Meeting:

“RESOLVED, that the stockholders of the Company hereby approve and adopt the material terms of the performance goals under the Company’s Executive Incentive Compensation Plan attached as Appendix A to the proxy statement for this meeting.”

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	65

Vote Required

The affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the material terms of the performance goals under the EIC Plan.

The people designated in the proxy and voting instruction card will vote your shares represented by proxy FOR approval unless you include instructions to the contrary.

66       THE CLOROX COMPANY - 2015 Proxy Statement

Other Information

Form 10-K, Financial Statements, and Integrated Annual Report—Executive Summary

The following portions of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015, are attached as Appendix B to this proxy statement: Management’s Discussion and Analysis of Financial Condition and Results of Operations; Management’s Report on Internal Control over Financial Reporting; Report of Independent Registered Public Accounting Firm; Consolidated Financial Statements; Valuation and Qualifying Accounts and Reserves; and Reconciliation of

Economic Profit. The Company’s Form 10-K has been filed with the SEC and posted on the Company’s website and a copy may be obtained, without charge, by calling Clorox Stockholder Direct at 888-CLX-NYSE (259-6973) toll-free, 24 hours a day, seven days a week, or by contacting The Clorox Company, c/o Secretary, 1221 Broadway, Oakland, CA 94612-1888. The 2015 Integrated Annual Report—Executive Summary is available with the Proxy Statement at www.edocumentview.com/CLX.

Director Communications

Stockholders and interested parties may direct communications to individual directors, including the independent chair, to a Board committee, to the independent directors as a group, or to the Board as a whole, by addressing the communications to the named individual, to the committee, to the independent directors as a group, or to the Board as a whole and sending them to The Clorox Company, c/o Secretary, 1221 Broadway, Oakland, CA 94612-1888. The Secretary will review all communications so addressed and will forward to the addressee(s) all communications determined to bear substantively on the business, management or governance of the Company.

Solicitation of Proxies

We will pay for the entire cost of soliciting proxies on behalf of the Company. We will also reimburse brokerage firms, banks, and other agents for the cost of forwarding the Company’s proxy materials to beneficial owners. In addition, our directors and employees may solicit proxies in person, by telephone, via the Internet, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We have retained Innisfree M&A Incorporated (“Innisfree”) to assist in soliciting proxies for the Annual Meeting at an estimated cost of $20,000 plus out-of-pocket expenses. In addition, we have agreed to indemnify Innisfree against certain liabilities arising out of or in connection with its engagement.

Stockholder Proposals for the 2016 Annual Meeting

In the event that a stockholder wishes to have a proposal considered for presentation at the 2016 Annual Meeting of Stockholders and included in the Company’s proxy statement and form of proxy used in connection with such meeting, the proposal must be forwarded to the Company’s Secretary so that it is received no later than May 28, 2016. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act.

As further described in the Company’s Current Report on Form 8-K filed on August 28, 2015, we recently amended our Bylaws to permit a stockholder or group of up to 20 stockholders who have owned at least 3% of the Company’s Common Stock for at least three years the ability to submit director nominees (up to 20% of the Board) for inclusion in the Company’s proxy materials if the stockholder(s) provides timely written notice of such

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	67

nomination(s) and the stockholder(s) and the nominee(s) satisfy the requirements specified in the Company’s Bylaws. To be timely for inclusion in the Company’s proxy materials for the 2016 Annual Meeting of Stockholders, notice must be received by the Secretary at the principal executive offices of the Company no earlier than the close of business on April 28, 2016, and no later than the close of business on May 28, 2016. The notice must contain the information required by the Company’s Bylaws, and the stockholder(s) and nominee(s) must comply with the information and other requirements in our Bylaws relating to the inclusion of stockholder nominees in the Company’s proxy materials.

If a stockholder, rather than including a proposal or director nomination in the proxy statement as discussed above, seeks to nominate a director or propose other business for consideration at that meeting, notice must be received by the Secretary at the principal executive offices of the Company not later than the close of business on the 90th day or earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. To be timely for the 2016 Annual Meeting of Stockholders, the notice must be received by the Secretary on any date beginning no earlier than the close of business on July 21, 2016, and ending no later than the close of business on August 20, 2016. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

Householding

The SEC’s “householding” rules permit us to deliver only one Notice of Annual Meeting and Proxy Statement or Notice of Internet Availability of Proxy Materials to stockholders who share an address unless otherwise requested. This procedure reduces printing and mailing costs. If you share an address with another stockholder and have received only one set of proxy materials, you may request a separate copy of these materials at no cost to you by calling Clorox Stockholder Direct at 888-CLX-NYSE (259-6973) toll-free, 24 hours a day, seven days a week, or by contacting The Clorox Company, c/o Secretary, 1221 Broadway, Oakland, CA 94612-1888. Alternatively, if you are currently receiving multiple copies of the proxy materials at the same address and wish to receive a single copy in the future, you may contact us by calling or writing to us at the telephone number or address given above.

If you are a beneficial owner (i.e., your shares are held in the name of a bank, broker, or other holder of record), the bank, broker, or other holder of record may deliver only one copy of the proxy materials to stockholders who have the same address unless the bank, broker, or other holder of record has received contrary instructions from one or more of the stockholders. If you wish to receive a separate copy of the proxy materials, now or in the future, you may contact us at the address or telephone number above and we will promptly deliver a separate copy. Beneficial owners sharing an address who are currently receiving multiple copies of the proxy materials and wish to receive a single copy in the future should contact their bank, broker, or other holder of record to request that only a single copy be delivered to all stockholders at the shared address in the future.

68       THE CLOROX COMPANY - 2015 Proxy Statement

Attending the Annual Meeting

The Annual Meeting will be held on Wednesday, November 18, 2015, at 9:00 a.m. Pacific time, at the offices of the Company, 1221 Broadway, Oakland, CA 94612-1888. Check-in for the Annual Meeting begins promptly at 8:30 a.m. To attend the Annual Meeting, you must be a stockholder of the Company as of the close of business on the Record Date and provide proof that you owned Clorox Common Stock on the Record Date or hold a legal proxy from a Record Date stockholder. Please see the more detailed information below. Admission will be on a first-come, first-served basis, and seating is limited. Even if you plan to attend the Annual Meeting, we strongly urge you to vote in advance by proxy.

If you plan to attend the Annual Meeting this year, please be aware of the following information:

●	To be admitted to the Annual Meeting, you must have a current form of government-issued photo identification (such as a driver’s license or passport).
●	Because attendance at the Annual Meeting is limited to Record Date stockholders, you must provide proof that you owned Clorox Common Stock on the Record Date.
●

If you hold your shares with Clorox’s transfer agent, Computershare Trust Company, N.A. (“Computershare”), your ownership of Clorox Common Stock as of the Record Date will be verified through reports provided by Computershare prior to admittance to the meeting.

By Order of the Board of Directors,

Angela C. Hilt
Vice President – Corporate Secretary
& Associate General Counsel

September 25, 2015

●

If you hold your shares with a broker, trustee, bank, or nominee, you must provide proof of beneficial ownership as of the Record Date, such as a brokerage account statement showing that you owned Clorox Common Stock for the statement period immediately prior to the Record Date, a copy of your Notice of Internet Availability of Proxy Materials, a copy of your proxy and voting instruction card, a letter or legal proxy provided by your broker, trust, bank, or nominee, or other similar evidence of ownership on the Record Date.

●	If you are not a Record Date stockholder, you will be admitted to the Annual Meeting only if you have a legal proxy from a Record Date stockholder.
●	Cameras, recording equipment, and other electronic devices will not be allowed in the meeting except for use by the Company.
●	For your protection, briefcases, purses, packages, etc. may be subject to inspection as you enter the meeting. We regret any inconvenience this may cause you.

THE CLOROX COMPANY - 2015 Proxy Statement	69

Appendix A

THE CLOROX COMPANY
EXECUTIVE INCENTIVE COMPENSATION PLAN
As Amended and Restated Effective
as of February 7, 2008

1. ESTABLISHMENT, OBJECTIVES, DURATION.

The Clorox Company, a Delaware corporation (hereinafter referred to as the “Company”) hereby establishes a short-term incentive compensation plan to be known as the “The Clorox Company Executive Incentive Compensation Plan” (hereinafter referred to as the “Plan”).

The purpose of the Plan is to enhance the Company’s ability to attract and retain highly qualified executives and to provide such executives with additional financial incentives to promote the success of the Company and its Subsidiaries. Awards payable under the Plan are intended to constitute “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder, and the Plan shall be construed consistently with such intention.

The Plan is effective as of July 1, 2005, subject to the approval of the Plan by the stockholders of the Company at the 2005 Annual Meeting. The Plan will remain in effect until such time as it shall be terminated by the Board or the Committee, pursuant to Section 11 herein.

2. DEFINITIONS.

The following terms, when capitalized, shall have the meanings set forth below:

(a) “Award” means a bonus paid in cash, Shares or any combination thereof.

(b) “Board” means the Board of Directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as amended.

(d) “Committee” means the Committee, as specified in Section 3(a), appointed by the Board to administer the Plan.

(e) “Company” means The Clorox Company.

(f) “Earnings Before Income Taxes” means the earnings before income taxes of the Company as reported in the Company’s income statement for the applicable Performance Period. For purposes of the foregoing definition, Earnings Before Income Taxes shall be adjusted to exclude the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, as well as the cumulative effect of tax or accounting changes, each as determined in accordance with generally accepted accounting principles or identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or other filings with the U.S. Securities and Exchange Commission.

(g) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(h) “Fair Market Value” means, as of any date, the value of a Share determined as follows:

(i)	Where there exists a public market for the Share, the Fair Market Value shall be (A) the closing sales price for a Share on the date of the determination (or, if no sales were reported on that date, on the last trading date on which sales were reported) on the New York Stock Exchange, the NASDAQ Global Market or the principal securities exchange on which the Share is listed for trading, whichever is applicable, or (B) if the Share is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the NASDAQ Capital Market, in each case, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

THE CLOROX COMPANY - 2015 Proxy Statement	A-1

(ii)	In the absence of an established market of the type described above for the Share, the Fair Market Value thereof shall be determined by the Committee in good faith, and such determination shall be conclusive and binding on all persons.

(i) “Participant” means the Company’s Chief Executive Officer and each other executive officer of the Company that the Committee determines, in its discretion, is or may be a “covered employee” of the Company within the meaning of Section 162(m) of the Code and regulations promulgated thereunder who is selected by the Committee to participate in the Plan.

(j) “Performance Period” means the fiscal year of the Company, or such shorter or longer period as determined by the Committee; provided, however, that a Performance Period shall in no event be less than six (6) months nor more than five (5) years.

(k) “Plan” means The Clorox Company Executive Incentive Compensation Plan.

(l) “Share” means a share of common stock of the Company, par value $1.00 per share.

(m) “Subsidiary” means any corporation in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns, directly or indirectly, at least fifty percent (50%) of the combined equity thereof.

3. ADMINISTRATION OF THE PLAN.

(a) The Committee. The Plan shall be administered by the Management Development and Compensation Committee of the Board or such other committee (the “Committee”) as the Board shall select consisting of two or more members of the Board each of whom is intended to be a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, an “outside director” under regulations promulgated under Section 162(m) of the Code, and an “independent director” under New York Stock Exchange Listing standards. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.

(b) Authority of the Committee. Subject to applicable laws and the provisions of the Plan (including any other powers given to the Committee hereunder), and except as otherwise provided by the Board, the Committee shall have full and final authority in its discretion to establish rules and take all actions, including, without limitation, interpreting the terms of the Plan and any related rules or regulations or other documents enacted hereunder and deciding all questions of fact arising in their application, determined by the Committee to be necessary in the administration of the Plan.

(c) Effect of Committee’s Decision. All decisions, determinations and interpretations of the Committee shall be final, binding and conclusive on all persons, including the Company, its Subsidiaries, its stockholders, the Participants and their estates and beneficiaries.

4. ELIGIBILITY.

Eligibility under this Plan is limited to Participants designated by the Committee, in its sole and absolute discretion.

5. FORM OF PAYMENT OF AWARDS.

Payment of Awards under the Plan shall be made in cash, Shares or a combination thereof, as the Committee shall determine, subject to the limitations set forth in Sections 6 and 7 herein.

6. SHARES SUBJECT TO THE PLAN.

Award payments that are made in the form of Shares, in whole or in part, shall be made from the aggregate number of Shares authorized to be issued under and otherwise in accordance with the terms of The Clorox Company 2005 Stock Incentive Plan (or any successor stock incentive plan approved by the stockholders of the Company).

A-2       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix A

7. AWARDS.

(a) Selection of Participants and Designation of Performance Period and Terms of Award. Within 90 days after the beginning of each Performance Period or, if less than 90 days, the number of days which is equal to twenty-five percent (25%) of the relevant Performance Period applicable to an Award, the Committee shall, in writing, (i) select the Participants to whom Awards shall be granted, (ii) designate the applicable Performance Period, and (iii) specify terms and conditions for the determination and payment of the Award for each Participant for such Performance Period, including, without limitation, the extent to which the Participant shall have the right to receive an Award following termination of the Participant’s employment. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Awards, and may reflect distinctions based on the reasons for termination of employment.

(b) Maximum Award. The maximum Award that may be paid to any Participant other than the Company’s chief executive officer under the Plan for any Performance Period shall not exceed 0.6% of Earnings Before Income Taxes. The maximum Award that may be paid to the Company’s chief executive officer under the Plan for any Performance Period shall not exceed 1.0% of Earnings Before Income Taxes.

(c) Actual Award. Subject to the limitation set forth in paragraph (b) hereof, each Participant under the Plan shall be eligible to receive an Award equal to 0.6% of Earnings Before Income Taxes for the designated Performance Period, except for the Company’s chief executive officer who shall be eligible to receive an Award equal to 1.0% of Earnings Before Income Taxes for the designated Performance Period; provided, however, that the Committee may condition payment of an Award upon the satisfaction of such objective or subjective standards as the Committee shall determine to be appropriate, in its sole and absolute discretion, and shall retain the discretion to reduce the amount of any Award that would otherwise be payable to a Participant, including a reduction in such amount to zero.

(d) Clawback. In the event of a restatement of the Company’s financial results to correct a material error resulting from fraud or intentional misconduct, as determined by the Board or the Committee, the Board, or the Committee, will review all compensation that was made pursuant to this Plan on the basis of having met or exceeded specific performance targets for performance periods beginning after June 30, 2008 which occur during the years for which financial statements are restated. If a lower payment of performance-based compensation would have been made to the Participants based upon the restated financial results, the Board or the Committee, as applicable, will, to the extent permitted by governing law and subject to the following sentence, seek to recoup for the benefit of the Company the amount by which the individual Participant’s Award(s) for the restated years exceeded the lower payment that would have been made based on the restated financial results, plus a reasonable rate of interest; provided, however, that neither the Board nor the Committee will seek to recoup Awards paid more than three years prior to the date on which the Company announces the need for the applicable financial statements to be restated. The Board, or the Committee, will only seek to recoup Awards paid to Participants whose fraud or intentional misconduct was a significant contributing factor to the need for such restatement, as determined by the Board or the Committee, as applicable.

8. COMMITTEE CERTIFICATION AND PAYMENT OF AWARDS.

As soon as reasonably practicable following the end of each Performance Period, the Committee shall determine the amount of the Award to be paid to each Participant for such Performance Period and shall certify such determination in writing. Awards shall be paid to the Participants following such certification by the Committee no later than ninety (90) days following the close of the Performance Period with respect to which the Awards are made, unless all or a portion of a Participant’s Award is deferred pursuant to the Participant’s timely and validly made election made in accordance with such terms as the Company, the Board or a committee thereof may determine. A timely election is one that satisfies the requirements of Section 409A (as defined in Section 14(g) below) and typically for performance based compensation must be made at least six months before the end of the Performance Period, provided that the Participant performs services continuously from the later of the beginning of the Performance Period or the date the performance criteria are established through the date an election is made and provided further that in no event may a deferral be made after such compensation has become readily ascertainable as set forth in Code Section 409A (as defined in Section 14(g) below).

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	A-3

9. TERMINATION OF EMPLOYMENT.

Except as may be specifically provided in an Award pursuant to Section 7(a) or in any written agreement executed between the Participant and the Company, including employment or change in control agreements, a Participant shall have no right to an Award under the Plan for any Performance Period in which the Participant is not actively employed by the Company or a Subsidiary on the last day of the Performance Period to which such Award relates. In establishing Awards under Section 7(a), the Committee may also provide that in the event a Participant is not employed by the Company or a Subsidiary on the date on which the Award is paid, the Participant may forfeit his or her right to the Award paid under the Plan.

10. TAXES.

The Company shall have the power and right to deduct or withhold, or require a Participant to remit to the Company (or a Subsidiary), an amount (in cash or Shares) sufficient to satisfy any applicable tax withholding requirements applicable to an Award. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any applicable tax withholding requirements. Subject to such restrictions as the Committee may prescribe, a Participant may satisfy all or a portion of any tax withholding requirements relating to Awards payable in Shares by electing to have the Company withhold Shares having a Fair Market Value equal to the amount to be withheld.

11. AMENDMENT OR TERMINATION OF THE PLAN.

The Board or the Committee may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment that requires stockholder approval in order to maintain the qualification of Awards as performance-based compensation pursuant to Code Section 162(m) and regulations promulgated thereunder shall be made without such stockholder approval. If changes are made to Code Section 162(m) or regulations promulgated thereunder to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Section 11, make any adjustments to the Plan and/or Awards it deems appropriate.

12. NO RIGHTS TO EMPLOYMENT.

The Plan shall not confer upon any Participant any right with respect to continuation of employment with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate his or her employment at any time, with or without cause.

13. NO ASSIGNMENT.

Except as otherwise required by applicable law, any interest, benefit, payment, claim or right of any Participant under the Plan shall not be sold, transferred, assigned, pledged, encumbered or hypothecated by any Participant and shall not be subject in any manner to any claims of any creditor of any Participant or beneficiary, and any attempt to take any such action shall be null and void. During the lifetime of any Participant, payment of an Award shall only be made to such Participant. Notwithstanding the foregoing, the Committee may establish such procedures as it deems necessary for a Participant to designate a beneficiary to whom any amounts would be payable in the event of any Participant’s death.

14. LEGAL CONSTRUCTION.

(a) Gender, Number and References. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural. Any reference in the Plan to a Section of the Plan either in the Plan or to an act or code or to any section thereof or rule or regulation thereunder shall be deemed to refer to such Section of the Plan, act, code, section, rule or regulation, as may be amended from time to time, or to any successor Section of the Plan, act, code, section, rule or regulation.

A-4       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix A

(b) Severability. If any one or more of the provisions contained in this Plan, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and all other applications thereof shall not in any way be affected or impaired thereby. This Plan shall be construed and enforced as if such invalid, illegal or unenforceable provision has never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the invalid, illegal or unenforceable provision or by its severance herefrom. In lieu of such invalid, illegal or unenforceable provisions there shall be added automatically as a part hereof a provision as similar in terms and economic effect to such invalid, illegal or unenforceable provision as may be possible and be valid, legal and enforceable.

(c) Requirements of Law. The granting of Awards and the issuance of cash or Shares under the Plan shall be subject to all applicable laws and to such approvals by any governmental agencies or national securities exchanges as may be required.

(d) Unfunded Plan. Awards under the Plan will be paid from the general assets of the Company, and the rights of Participants under the Plan will be only those of general unsecured creditors of the Company.

(e) Governing Law. To the extent not preempted by federal law, the Plan shall be construed in accordance with and governed by the laws of the State of California, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.

(f) Non-Exclusive Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.

(g) Code Section 409A Compliance. To the extent applicable, it is intended that this Plan and any Awards granted hereunder comply with the requirements of Section 409A of the Code and any related regulations or other guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service (“Section 409A”). Any provision that would cause the Plan or any Award granted hereunder to fail to satisfy Section 409A shall have no force or effect until amended to comply with Section 409A, which amendment may be retroactive to the extent permitted by Section 409A.

THE CLOROX COMPANY - 2015 Proxy Statement	A-5

Appendix B

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS
The Clorox Company
(Dollars in millions, except per share amounts)

Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A) is designed to provide a reader of The Clorox Company’s (the Company or Clorox) financial statements with a narrative from the perspective of management on the Company’s financial condition, results of operations, liquidity and certain other factors that may affect future results. In certain instances, parenthetical references are made to relevant sections of the Notes to Consolidated Financial Statements to direct the reader to a further detailed discussion. This section should be read in conjunction with the Consolidated Financial Statements and Supplementary Data included in this Annual Report on Form 10-K.

The following sections are included herein:

●	Executive Overview
●	Results of Operations
●	Financial Position and Liquidity
●	Contingencies
●	Quantitative and Qualitative Disclosures about Market Risk
●	Recently Issued Accounting Pronouncements
●	Critical Accounting Policies and Estimates
●	Summary of Non-GAAP Financial Measures

EXECUTIVE OVERVIEW

Clorox is a leading multinational manufacturer and marketer of consumer and professional products with approximately 7,700 employees worldwide as of June 30, 2015 and fiscal year 2015 net sales of $5,655. Clorox sells its products primarily through mass retail outlets, e-commerce channels, wholesale distributors and medical supply distributors. Clorox markets some of the most trusted and recognized consumer brand names, including its namesake bleach and cleaning products, Pine-Sol® cleaners, Liquid-Plumr® clog removers, Poett® home care products, Fresh Step® cat litter, Glad® bags, wraps and containers, Kingsford® charcoal, Hidden Valley® dressings and sauces, Brita® water-filtration products and Burt’s Bees® natural personal care products. The Company also markets brands through professional services channels, including infection control products for the healthcare industry under Clorox Healthcare®, HealthLink®, Aplicare® and Dispatch® brands. The Company manufactures products in more than a dozen countries and markets them in more than 100 countries.

The Company primarily markets its leading brands in midsized categories considered to be financially attractive. Most of the Company’s products compete with other nationally advertised brands within each category and with “private label” brands.

As discussed more fully below under “Venezuela Discontinued Operations,” the Company’s Venezuela affiliate, Corporación Clorox de Venezuela S.A. (Clorox Venezuela), discontinued its operations effective September 22, 2014. The Company has reclassified the financial results of Clorox Venezuela as a discontinued operation in the consolidated financial statements for all periods presented herein.

The Company operates through strategic business units that are aggregated into four reportable segments: Cleaning, Household, Lifestyle and International.

●

Cleaning consists of laundry, home care and professional products marketed and sold in the United States. Products within this segment include laundry additives, including bleach products under the Clorox® brand and Clorox 2® stain fighter and color booster; home care products, primarily under the Clorox®, Formula 409®, Liquid-Plumr®, Pine-Sol®, S.O.S® and Tilex® brands; naturally derived products under the Green Works® brand; and professional cleaning and disinfecting products under the Clorox®, Dispatch®, Aplicare®, HealthLink® and Clorox Healthcare® brands.

THE CLOROX COMPANY - 2015 Proxy Statement	B-1

●

Household consists of charcoal, cat litter and plastic bags, wraps and container products marketed and sold in the United States. Products within this segment include plastic bags, wraps and containers under the Glad® brand; cat litter products under the Fresh Step®, Scoop Away® and Ever Clean® brands; and charcoal products under the Kingsford® and Match Light® brands.

●

Lifestyle consists of food products, water-filtration systems and filters and natural personal care products marketed and sold in the United States. Products within this segment include dressings and sauces, primarily under the Hidden Valley®, KC Masterpiece® and Soy Vay® brands; water-filtration systems and filters under the Brita® brand; and natural personal care products under the Burt’s Bees® brand.

●

International consists of products sold outside the United States. Products within this segment include laundry, home care, water-filtration, charcoal and cat litter products, dressings and sauces, plastic bags, wraps and containers and natural personal care products, primarily under the Clorox®, Glad®, PinoLuz®, Ayudin®, Limpido®, Clorinda®, Poett®, Mistolin®, Lestoil®, Bon Bril®, Brita®, Green Works®, Pine-Sol®, Agua Jane®, Chux®, Kingsford®, Fresh Step®, Scoop Away®, Ever Clean®, KC Masterpiece®, Hidden Valley® and Burt’s Bees® brands.

Non-GAAP Financial Measures

This Executive Overview, the succeeding sections of MD&A and Exhibit 99.3 include certain financial measures that are not defined by accounting principles generally accepted in the United States of America (U.S. GAAP). These measures, which are referred to as non-GAAP measures, are listed below.

●	Currency-neutral net sales growth
●	Economic profit (EP)
●	Free cash flow and free cash flow as a percentage of net sales
●	Earnings from continuing operations before interest and taxes (EBIT) margin (the ratio of EBIT to net sales)
●	Debt to earnings from continuing operations before interest, taxes, depreciation and amortization, and noncash intangible asset impairment charges ratio (Consolidated Leverage ratio)

For a discussion of these measures and the reasons management believes they are useful to investors, refer to “Summary of Non-GAAP Financial Measures” below. For a discussion of the Consolidated Leverage ratio, please refer to “Senior Notes and Credit Arrangements” below. This MD&A and Exhibit 99.3 include reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP.

Fiscal Year 2015 Financial Highlights

A detailed discussion of strategic goals, key initiatives and results of operations is included below. Key fiscal year 2015 financial results are summarized as follows:

●

The Company delivered diluted net earnings per share from continuing operations in fiscal year 2015 of $4.57, an increase of approximately 4% from fiscal year 2014 diluted net earnings per share of $4.39.

●

The Company’s fiscal year 2015 net sales increased by 3%, from $5,514 in fiscal year 2014 to $5,655 in fiscal year 2015, reflecting the benefit of price increases and higher volume, partially offset by unfavorable foreign currency exchange rates. On a currency-neutral basis, net sales increased 5%.

●

Gross margin increased 90 basis points to 43.6% in fiscal year 2015 from 42.7% in fiscal year 2014, reflecting the benefits of cost savings and price increases, partially offset by the impact of higher manufacturing and logistics costs.

●	The Company reported earnings from continuing operations of $606 in fiscal year 2015, compared to $579 in fiscal year 2014.
●	EP increased to $458 in fiscal year 2015 compared to $423 in fiscal year 2014 (refer to the reconciliation of EP to earnings from continuing operations before income taxes in Exhibit 99.3).

B-2       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

●

The Company’s net cash flows provided by continuing operations were $858 in fiscal year 2015, compared to $786 in fiscal year 2014. Free cash flow was $733 or 13% of net sales in fiscal year 2015, an increase from $649 or 12% of net sales in fiscal year 2014.

●

The Company returned $385 in cash dividends to stockholders in fiscal year 2015 compared to $368 in cash dividends in fiscal year 2014. In May 2015, the Company announced an increase of 4% in the quarterly cash dividend. In fiscal year 2015, the Company repurchased approximately 4 million shares of its common stock at a cost of approximately $434.

Venezuela Discontinued Operations

On September 22, 2014, Clorox Venezuela announced that it was discontinuing its operations, effective immediately, and seeking to sell its assets. Since fiscal year 2012, Clorox Venezuela was required to sell more than two thirds of its products at prices frozen by the Venezuelan government. During this same period, Clorox Venezuela experienced successive years of hyperinflation resulting in significant sustained increases in its input costs, including packaging, raw materials, transportation and wages. As a result, Clorox Venezuela had been selling its products at a loss, resulting in ongoing operating losses. Clorox Venezuela repeatedly met with government authorities in an effort to help them understand the rapidly declining state of the business, including the need for immediate, significant and ongoing price increases and other critical remedial actions to address these adverse impacts. Based on the Venezuelan government’s representations, Clorox Venezuela had expected significant price increases would be forthcoming much earlier; however, the price increases subsequently approved were insufficient and would have caused Clorox Venezuela to continue operating at a significant loss into the foreseeable future. As such, Clorox Venezuela was no longer financially viable and was forced to discontinue its operations.

On September 26, 2014, the Company reported that Venezuelan Vice President Jorge Arreaza announced, with endorsement by President Nicolás Maduro, that the Venezuelan government had occupied the Santa Lucía and Guacara production facilities of Clorox Venezuela. On November 6, 2014, the Company reported that the Venezuelan government had published a resolution granting a government-sponsored Special Administrative Board full authority to restart and operate the business of Clorox Venezuela, thereby reaffirming the government's expropriation of Clorox Venezuela’s assets. Further, President Nicolás Maduro announced the government's intention to facilitate the resumed production of bleach and other cleaning products at Clorox Venezuela plants. He also announced his approval of a financial credit to invest in raw materials and production at the plants. These actions by the Venezuelan government were taken without the consent or involvement of Clorox Venezuela, its parent Clorox Spain S.L. (Clorox Spain) or any of their affiliates. Clorox Venezuela, Clorox Spain and their affiliates reserved their rights under all applicable laws and treaties.

Strategic Goals and Initiatives

The Clorox Company’s 2020 Strategy serves as its strategic growth plan, directing the Company to the highest value opportunities for long-term, profitable growth and strong stockholder returns.

The long-term financial goals reflected in the Company’s 2020 Strategy include annual net sales growth of 3-5%, market share growth, annual EBIT margin growth between 25-50 basis points and annual free cash flow as a percentage of net sales of about 10-12%. Clorox anticipates using free cash flow to invest in the business, maintain appropriate debt levels and return excess cash to stockholders.

In fiscal year 2016, Clorox anticipates certain continuing challenges to impact its sales and margins, including unfavorable foreign currency exchange rates, particularly in Argentina, and a continuation of slowing international economies. In addition, the Company is monitoring changes to commodities costs and managing rising logistics costs. The Company’s priority in fiscal year 2016 is to continue investing strongly in its U.S. business, particularly in its “3D” demand-creation model of Desire, Decide and Delight, including advertising and consumer promotion, as well as trade promotion in order to drive category and market share growth. The Company is also focused on product innovation that will continue to delight and deliver superior value to consumers. Importantly, the Company anticipates supporting its margins by reducing exposure to inflation in its products and operations, continuing to slow the growth of selling and administrative expenses by driving out low-value activity and rebuilding margin in its international businesses.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-3

As the Company executes its 2020 Strategy, a particular focus on “Strategy Accelerators,” will help drive investment decisions – with the goal to deliver profitable growth:

●	Accelerating portfolio momentum takes advantage of tailwinds in faster-growing categories and brands in the portfolio by directing more demand investment to those categories and brands.
●

Accelerating 3D technology transformation addresses the shift in how today’s consumers research, shop and buy their products. The Company is investing in digital marketing and social media and focused on driving its e-commerce business.

●

Accelerating innovation across the Company’s demand-creation model of Desire, Decide and Delight will continue to support category growth and market share improvement. In particular, the Company is focused on delivering superior value to consumers through the introduction of new products and product improvements.

●

Accelerating the Company’s growth culture encourages Clorox employees to be even more consumer-centric and focus on driving out low-value activity and delivering growth for the Company as they conduct their day-to-day activities.

Looking forward, the Company will continue to execute against its 2020 Strategy and seek to achieve its goals to deliver long-term profitable growth.

RESULTS OF OPERATIONS

Unless otherwise noted, management’s discussion and analysis compares results of continuing operations from fiscal year 2015 to fiscal year 2014, and fiscal year 2014 to fiscal year 2013, with percentage and basis point calculations based on rounded numbers, except as noted.

CONSOLIDATED RESULTS

Continuing operations

Net sales in fiscal year 2015 increased 3%. Volume increased 2%, reflecting higher product shipments in the International segment, primarily due to growth in Latin America, Canada, Europe and Asia; higher shipments of Burt’s Bees® natural personal care products, largely due to innovation in lip and face care products combined with distribution gains; higher shipments of cleaning and healthcare products in the professional products business; higher shipments of Clorox® toilet bowl cleaner due to increased merchandising activities and distribution gains; and higher shipments of Kingsford® charcoal products behind increased merchandising support to launch the start of the grilling season. Volume results also reflected lower shipments of Clorox® liquid bleach due to the February 2015 price increase, category softness and increased competition; and lower shipments of Brita® water-filtration products, primarily due to continuing category softness and increased competition. The variance between volume and net sales was primarily due to the benefit of price increases, partially offset by unfavorable foreign currency exchange rates. On a currency-neutral basis, net sales increased about 5%.

Net sales in fiscal year 2014 remained essentially flat. Volume increased 0.6%, reflecting higher shipments of cleaning and healthcare products in the professional products business; higher shipments of charcoal products, primarily behind strong merchandising activities and improved weather conditions; higher shipments of Clorox® liquid bleach, driven by product innovation; and higher shipments of Hidden Valley® dry and bottled salad dressings, primarily due to continued

B-4       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

category growth and increased merchandising activity. These increases were partially offset by lower shipments due to heightened competitive activity in the disinfecting wipes category, including the distribution loss of Clorox® disinfecting wipes at a major club customer; and lower shipments of Glad® trash bags, primarily due to a price increase in the second half of the fiscal year. The variance between volume and net sales was primarily due to unfavorable foreign currency exchange rates, partially offset by the benefit of price increases. On a currency-neutral basis, net sales increased about 2%.

Gross profit increased 5% in fiscal year 2015, from $2,356 to $2,465, and gross margin, defined as gross profit as a percentage of net sales, increased 90 basis points from 42.7% to 43.6%. Gross margin expansion in fiscal year 2015 was driven by the benefits of cost savings and price increases, partially offset by the impact of higher manufacturing and logistics costs.

Gross profit decreased 1% in fiscal year 2014, from $2,391 to $2,356, and gross margin decreased 50 basis points from 43.2% to 42.7%. Gross margin decline in fiscal year 2014 was driven by higher manufacturing and logistics costs, including the impact of continued inflation in Argentina, and higher commodity costs. These factors were partially offset by the benefits of cost savings and price increases.

Expenses

				% Change		% of Net sales
	2015	2014	2013	2015 to 2014	2014 to 2013	2015	2014	2013
Selling and administrative expenses	$798	$751	$793	6%	(5)%	14.1%	13.6%	14.3%
Advertising costs	523	503	498	4	1	9.2	9.1	9.0
Research and development costs	136	125	130	9	(4)	2.4	2.3	2.3

Selling and administrative expenses increased 6% in fiscal year 2015, primarily from higher performance-based incentive costs as a result of fiscal year financial performance exceeding financial targets. Expenses in the prior year reflected lower performance-based incentive costs when the Company’s results fell below financial targets. In addition, the Company continued to experience inflationary pressures in international markets. These increases were partially offset by the benefit of cost savings, one-time costs in fiscal year 2014 related to the change in information technology (IT) service providers and a one-time impact related to a change in the Company’s long-term disability plan in fiscal year 2015 to bring it more in line with the marketplace.

Selling and administrative expenses decreased 5% in fiscal year 2014, primarily driven by lower performance-based incentive costs, cost savings and a comparison to one-time costs associated with an IT systems implementation in Latin America incurred in fiscal year 2013. These decreases were partially offset by one-time costs related to the transition to new IT service providers in fiscal year 2014.

Advertising costs as a percentage of net sales increased slightly during fiscal year 2015, reflecting continued support behind the Company’s brands, including driving the trial of new products. The Company’s U.S. retail advertising spend was approximately 10% of net sales during the year.

Advertising costs as a percentage of net sales increased slightly during fiscal year 2014, reflecting an increase in spending across our U.S. retail and international markets.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-5

Research and development costs increased slightly as a percentage of net sales in fiscal year 2015, driven by higher performance-based incentive costs.

Research and development costs were flat as a percentage of net sales in fiscal year 2014, and were impacted by lower performance-based incentive costs.

Interest expense, other income, net, and the effective tax rate on earnings

	2015	2014	2013
Interest expense	$100	$103	$122
Other income, net	(13)	(10)	(4)
Income taxes on continuing operations	315	305	279

Interest expense decreased $3 in fiscal year 2015, primarily due to a lower weighted-average interest rate on long-term debt resulting from the issuance of senior notes in December 2014 and the maturities of senior notes in January 2015, combined with less interest expense on a lower balance of commercial paper throughout fiscal year 2015.

Interest expense decreased $19 in fiscal year 2014, primarily due to a lower weighted-average interest rate on long-term debt resulting from the issuance of senior notes in September 2012 and the maturities of senior notes in October 2012 and March 2013.

Other income, net, of $(13) in fiscal year 2015 included $(14) of income from equity investees, $(13) gain on the sale of real estate assets by a low-income housing partnership and $(4) of interest income, partially offset by $9 of foreign currency exchange losses, $8 of amortization of trademarks and other intangible assets and $3 of noncash asset impairment charges.

Other income, net, of $(10) in fiscal year 2014 included $(13) of income from equity investees, $(5) of insurance and litigation settlements and other smaller items, partially offset by $8 of amortization of trademarks and other intangible assets and $3 of noncash asset impairment charges.

Other income, net, of $(4) in fiscal year 2013 included $(12) of income from equity investees, $(4) from gains on fixed asset sales, net and $(4) of a gain on the sale of real estate assets by a low-income housing partnership, partially offset by $9 of amortization of trademarks and other intangible assets and $8 of foreign currency exchange losses.

The effective tax rate on earnings was 34.2%, 34.6% and 32.7% in fiscal years 2015, 2014 and 2013, respectively. The lower effective tax rate in fiscal year 2015 compared to fiscal year 2014 was primarily due to higher uncertain tax position releases, partially offset by higher tax on foreign earnings, in the current period. The higher effective tax rate in fiscal year 2014 compared to fiscal year 2013 was primarily due to favorable tax settlements in fiscal year 2013 and higher tax on foreign earnings in fiscal year 2014.

Diluted net earnings per share

				% Change
	2015	2014	2013	2015 to 2014	2014 to 2013
Diluted net earnings per share from continuing operations	$4.57	$4.39	$4.31	4%	2%

Diluted net earnings per share (EPS) from continuing operations increased $0.18 in fiscal year 2015, driven by the benefits of higher sales and gross margin expansion, partially offset by increased selling and administrative expenses, primarily from higher performance-based incentive costs as a result of fiscal year financial performance exceeding financial targets. Expenses in the prior year reflected lower performance-based incentive costs when the Company’s results fell below financial targets. Increased investments in total demand-building programs also reduced fiscal year diluted EPS.

B-6       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

Diluted net earnings per share from continuing operations increased $0.08 in fiscal year 2014, driven by the benefits of cost savings, price increases and lower performance-based incentive costs, reflecting significantly lower year-over-year payouts, as well as lower interest expense. These factors were partially offset by higher manufacturing and logistics costs, higher commodity costs, increased investments in total demand-building programs, unfavorable foreign currency exchange rates and a higher effective tax rate.

Discontinued Operations

In addition to the $49 recognized in the fiscal year ended June 30, 2015, the Company believes it is reasonably possible that it will recognize $11 to $21 in after-tax exit costs and other related expenses in discontinued operations for Clorox Venezuela during fiscal years 2016 through 2019, for a total of $60 to $70 over the entire five-year period. Of this total, the Company believes $0 to $5 will be after-tax cash expenditures. Further significant changes to the exchange rate used for financial reporting purposes, among many other external factors, could have a significant impact on the above estimated costs.

See Notes to Consolidated Financial Statements for more information regarding discontinued operations of Clorox Venezuela.

In the fiscal year ended June 30, 2015, the Company recognized $32 of previously unrecognized tax benefits relating to other discontinued operations upon the expiration of the applicable statute of limitations. Recognition of these previously disclosed tax benefits had no impact on the Company’s cash flows or earnings from continuing operations for the fiscal year ended June 30, 2015.

SEGMENT RESULTS FROM CONTINUING OPERATIONS

The following presents the results from continuing operations of the Company’s reportable segments and certain unallocated costs reflected in Corporate (see Notes to Consolidated Financial Statements for a reconciliation of segment results to consolidated results):

Cleaning

				% Change
	2015	2014	2013	2015 to 2014	2014 to 2013
Net sales	$1,824	$1,776	$1,783	3%	–%
Earnings from continuing operations before income taxes	445	428	420	4	2

Fiscal year 2015 versus fiscal year 2014: Volume, net sales and earnings from continuing operations before income taxes increased by 2%, 3% and 4%, respectively, during fiscal year 2015. Both volume and net sales grew primarily due to higher shipments of Clorox® toilet bowl cleaner and Clorox® disinfecting wipes in Home Care, behind increased merchandising activities. The Professional Products Division also grew volume, which was driven primarily by distribution gains across a number of brands. These increases were partially offset by lower shipments of Clorox® liquid bleach in Laundry, primarily due to the February 2015 price increase. Net sales growth outpaced volume growth primarily due to the benefit of price increase. The increase in earnings from continuing operations before income taxes was driven by the benefit of sales growth and cost savings, partially offset by an increase in demand-building investments.

Fiscal year 2014 versus fiscal year 2013: Net sales were flat and earnings from continuing operations before income taxes increased 2%, while volume decreased 1% during fiscal year 2014. Volume in the Cleaning segment decreased driven by lower shipments due to heightened competitive activity in the disinfecting wipes category, including the distribution loss of Clorox® disinfecting wipes at a major club customer. These decreases were partially offset by higher shipments of cleaning and healthcare products in the professional products business, and higher shipments of Clorox® liquid bleach driven by product innovation. The variance between net sales and volume was primarily due to the benefit of price increases and other smaller items, partially offset by higher trade-promotion spending. The

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-7

increase in earnings from continuing operations before income taxes was driven by cost savings, primarily related to the Company’s conversion to concentrated bleach in fiscal year 2013; lower performance-based incentive costs; and various manufacturing and other efficiencies. These increases were partially offset by increased commodity costs, primarily resin; incremental demand-building investments; and other individually smaller items.

Household

				% Change
	2015	2014	2013	2015 to 2014	2014 to 2013
Net sales	$1,794	$1,709	$1,693	5%	1%
Earnings from continuing operations before income taxes	375	326	336	15	(3)

Fiscal year 2015 versus fiscal year 2014: Volume, net sales and earnings from continuing operations before income taxes increased by 2%, 5% and 15%, respectively, during fiscal year 2015. Both volume growth and net sales growth were driven by higher shipments of Kingsford® charcoal products behind increased merchandising activities. Net sales growth outpaced volume growth primarily due to the benefits of price increases on Glad® bags and wraps. The increase in earnings from continuing operations before income taxes was driven by strong sales growth and the benefit of cost savings, partially offset by an increase in demand building investments and manufacturing and logistics costs.

Fiscal year 2014 versus fiscal year 2013: Net sales and volume both increased 1%, while earnings from continuing operations before income taxes decreased 3% during fiscal year 2014. The increase in the volume in the Household segment was driven by higher shipments of Kingsford® charcoal products due to strong merchandising activities and improved weather conditions, partially offset by lower shipments of Glad® trash bags, primarily due to a price increase in the second half of fiscal year 2014. The decrease in earnings from continuing operations before income taxes was driven by higher commodity costs, primarily resin, higher manufacturing and logistics costs, including one-time supply chain costs in order to meet strong customer demand for charcoal products, and other individually smaller items. These decreases were partially offset by cost savings, higher net sales and lower performance-based incentive costs.

Lifestyle

				% Change
	2015	2014	2013	2015 to 2014	2014 to 2013
Net sales	$950	$936	$929	1%	1%
Earnings from continuing operations before income taxes	257	258	259	–	–

Fiscal year 2015 versus fiscal year 2014: Net sales and volume both increased by 1%, while earnings from continuing operations before income taxes remained flat during fiscal year 2015. Both net sales growth and volume growth were driven by higher shipments of Burt’s Bees® natural personal care products, largely due to innovation in lip and face care products combined with distribution gains. The increase was partially offset by lower shipments of Brita® water-filtration products, primarily due to continuing category softness and increased competition. Flat earnings from continuing operations before income taxes reflected lower commodity costs, cost savings and favorable product mix. These increases were offset by higher manufacturing and logistics costs and demand building investments.

Fiscal year 2014 versus fiscal year 2013: Net sales and volume both increased 1%, while earnings from continuing operations before income taxes remained flat during fiscal year 2014. Volume in the Lifestyle segment increased, driven by higher shipments of Hidden Valley® dry and bottled salad dressings, primarily due to continued category growth and increased merchandising activity, and higher shipments of Burt’s Bees® natural personal care products, driven by product innovation in lip and face care products. These increases were partially offset by lower shipments of Brita® water-filtration products, primarily due to increased private-label competition and category softness, and decreased merchandising activities. Flat earnings from continuing operations before income taxes reflected higher demand-building investments, primarily driven by increased advertising and sales promotion expenses in support of Burt’s Bees® natural personal care products, and other individually smaller items, offset by cost savings, primarily related to various manufacturing and other efficiencies and lower performance-based incentive costs.

B-8       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

International

				% Change
	2015	2014	2013	2015 to 2014	2014 to 2013
Net sales	$1,087	$1,093	$1,128	(1)%	(3)%
Earnings from continuing operations before income taxes	79	99	95	(20)	4

Fiscal year 2015 versus fiscal year 2014: Volume increased 3%, while net sales and earnings from continuing operations before income taxes decreased 1% and 20%, respectively, during fiscal year 2015. Volume grew primarily due to higher shipments in Latin America, Canada, Europe and Asia. Volume growth outpaced net sales growth primarily due to unfavorable foreign currency exchange rates, partially offset by the benefit of price increases and favorable product mix. The decrease in earnings from continuing operations before income taxes was primarily driven by unfavorable foreign currency exchange rates and inflation across multiple countries, primarily in Argentina (see “Argentina” below), which resulted in higher selling and administrative expenses, higher manufacturing and logistics costs and higher commodity costs. These decreases in earnings were partially offset by the benefit of price increases, favorable product mix and cost savings.

Fiscal year 2014 versus fiscal year 2013: Net sales decreased 3%, while volume and earnings from continuing operations before income taxes increased 2% and 4%, respectively, during fiscal year 2014. Volume in the International segment increased driven by higher shipments in Peru, Asia, the Middle East, Europe and Argentina, partially offset by lower shipments in Australia and Colombia. The variance between net sales and volume was primarily due to unfavorable foreign currency exchange rates, partially offset by the benefit of price increases and favorable product mix. While International segment net sales decreased during fiscal year 2014, excluding the negative foreign currency impact of 10%, segment sales grew about 7%. The increase in earnings from continuing operations before income taxes was primarily due to the benefit of price increases; cost savings, primarily related to various manufacturing and other efficiencies; favorable product mix; one-time costs incurred in fiscal year 2013 associated with an IT systems implementation in Latin America and lower performance-based incentive costs. These increases were partially offset by unfavorable foreign currency exchange rates, primarily in Argentina; higher manufacturing and logistics and other supply chain costs and higher selling and administrative costs, both factors mainly driven by continued inflation in Latin America; higher commodity costs, primarily resin; and increased advertising and sales promotion costs, primarily in Latin America. Also impacting fiscal year 2014 results were noncash tax deductible impairment charges on trademark values.

Argentina

The operating environment in Argentina presents business challenges, including price controls on some of the Company’s products, a devaluing currency and inflation. Although Argentina is not currently designated as a highly inflationary economy for accounting purposes, further volatility and declines in the exchange rate are expected. For the fiscal years ended June 30, 2015, 2014 and 2013, the official value of the Argentine peso (ARS) declined 10%, 34% and 16%, respectively, as compared to the U.S. dollar.

Net sales from the Company’s Argentine subsidiary represented approximately 4%, 3% and 4% of the Company’s consolidated net sales for each of the fiscal years ended June 30, 2015, 2014 and 2013, respectively. As such, and notwithstanding any actions the Company may undertake in the market in the event of further devaluations, significant future declines in the Argentine currency as compared to the U.S. dollar in the range of up to 50% or more, for example, could have a material impact on the Company’s total reported net sales and net earnings.

Further devaluations of the Argentine peso could also increase the risk for impairment of intangible assets and goodwill. As of June 30, 2015, using an exchange rate of 9.1 ARS per USD, the Company’s Argentine subsidiary had total assets of $100, including cash and cash equivalents of $35, net receivables of $18, inventories of $19, net property, plant and equipment of $19 and intangible assets excluding goodwill of $4. Goodwill for Argentina is aggregated and assessed for impairment at the Latin America reporting unit level, which is a component of the Company’s International segment. Based on the results of the annual impairment test performed in the fourth quarter of fiscal year 2015,

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-9

the fair value of the Latin America reporting unit exceeded its recorded value by more than 79% and reflected the Company’s expectations of continued challenges from the Argentina business consistent with the Company’s current long-range projections.

The Company is closely monitoring developments in Argentina and is taking steps intended to mitigate the adverse conditions, but there can be no assurances that these actions will mitigate these conditions.

Corporate

				% Change
	2015	2014	2013	2015 to 2014	2014 to 2013
Losses from continuing operations before income taxes	$(235)	$(227)	$(258)	4%	(12)%

Corporate includes certain non-allocated administrative costs, interest income, interest expense and other non-operating income and expenses. Corporate assets include cash and cash equivalents, property and equipment, other investments and deferred taxes.

Fiscal year 2015 versus fiscal year 2014: The increase in losses from continuing operations before income taxes was primarily due to higher performance-based incentive costs as a result of fiscal year financial performance exceeding financial targets, compared to the prior year which reflected lower performance-based incentive costs when the Company’s results fell below financial targets. This factor was partially offset by cost savings, a gain on the sale of real estate assets by a low-income housing partnership and benefits from a change in the Company’s long-term disability plan to bring it more in line with the marketplace.

Fiscal year 2014 versus fiscal year 2013: The decrease in losses from continuing operations before income taxes was primarily due to lower interest expense and lower performance-based incentive costs in fiscal year 2014. These factors were partially offset by one-time costs related to the transition to new IT service providers in fiscal year 2014, higher wages and employee benefit costs in fiscal year 2014 and the gain recorded upon the sale-leaseback of the Company’s Oakland, Calif., general office building in fiscal year 2013.

FINANCIAL POSITION AND LIQUIDITY

Management’s discussion and analysis of the Company’s financial position and liquidity describes its consolidated operating, investing and financing activities from continuing operations, contractual obligations and off-balance sheet arrangements.

The following table summarizes cash activities from continuing operations for the years ended June 30:

	2015	2014	2013
Net cash provided by operations	$858	$786	$780
Net cash used for investing activities	(106)	(137)	(51)
Net cash used for financing activities	(696)	(592)	(685)

The Company’s cash position includes amounts held by foreign subsidiaries and, as a result, the repatriation of certain cash balances from some of the Company’s foreign subsidiaries could result in additional tax costs in excess of tax benefits. Additionally, as of June 30, 2015 the Company’s Argentine subsidiary held cash and cash equivalents of $35, with no government-approved mechanism to convert local currency into U.S. dollars, which restricts the Company's ability to repatriate these funds. However, these cash balances held by foreign subsidiaries are generally available without legal restriction to fund local business operations.

B-10       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

In addition, a portion of the Company’s cash balance is held in U.S. dollars by foreign subsidiaries, whose functional currency is their local currency. Such U.S. dollar balances are reported on the foreign subsidiaries’ books, in their functional currency, with the impact from foreign currency exchange rate differences recorded in other income, net. The Company’s cash holdings at June 30 were as follows:

	2015	2014	2013
U.S. dollar balances held by U.S. dollar functional currency subsidiaries and at parent	$221	$180	$130
Non-U.S. dollar balances held by non-U.S. dollar functional currency subsidiaries	142	132	115
U.S. dollar balances held by non-U.S. dollar functional currency subsidiaries	19	12	36
Non-U.S. dollar balances held by U.S. dollar functional currency subsidiaries	–	5	18
Total	$382	$329	$299

The Company’s total cash balance was $382 as of June 30, 2015, as compared to $329 as of June 30, 2014. The increase of $53 was primarily attributable to $858 of net cash provided by continuing operations, $495 of net proceeds from the December 2014 long-term debt issuance and $251 of proceeds from the issuance of common stock for employee stock plans. These increases were partially offset by $575 of repayments of long-term debt, $434 of share repurchases, $385 of dividend payments, $125 of capital expenditures and $48 of repayments of commercial paper borrowings.

The Company’s total cash balance was $329 as of June 30, 2014, as compared to $299 as of June 30, 2013. The increase of $30 was primarily attributable to $786 of net cash provided by continuing operations and $96 of proceeds from the issuance of common stock for employee stock plans, partially offset by $368 of dividend payments, $260 of share repurchases, $137 of capital expenditures and $60 of repayments of commercial paper borrowings.

As of June 30, 2015, total current assets exceeded total current liabilities by $24, and as of June 30, 2014, total current liabilities exceeded total current assets by $243. The year-over-year change was primarily attributable to $575 of current maturities of long-term debt, which matured in January 2015, partially offset by current maturities of long-term debt of $300 maturing in November 2015. The Company anticipates that the debt repayment will be made with a combination of debt refinancing and the use of operating cash flows.

Operating Activities

Net cash provided by continuing operations increased to $858 in fiscal year 2015 from $786 in fiscal year 2014. The increase reflects the company’s fiscal year performance, including solid net sales growth and margin expansion. Other contributing factors include lower performance-based incentive payments related to the company's fiscal year 2014 performance and lower tax payments in the current period, as well as the initial funding of the company's non-qualified deferred compensation plan in the year-ago period. These benefits were partially offset by $25 in payments to settle interest-rate hedges related to the company's issuance of long-term debt in December 2014.

Net cash provided by continuing operations increased to $786 in fiscal year 2014 from $780 in fiscal year 2013. The increase was primarily due to favorable changes in working capital and higher earnings, partially offset by higher tax payments and the company’s funding of liabilities under certain nonqualified deferred compensation plans in fiscal year 2014.

Investing Activities

Capital expenditures were $125, $137 and $190, respectively, in fiscal years 2015, 2014 and 2013. Capital spending as a percentage of net sales was 2.2%, 2.5% and 3.4% for fiscal years 2015, 2014 and 2013, respectively. The relatively flat fiscal year 2015 capital spending as a percentage of net sales was due to prudent management of capital spending against manufacturing, technology and facility projects which meet growth, efficiency, replacement or compliance requirements. The decrease in fiscal year 2014 capital spending as a percentage of net sales was driven by prior-period investments in the Company’s Pleasanton, Calif., research and office facility and IT systems implementation in Latin America.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-11

In April 2015, a low-income housing partnership, in which the Company was a limited partner, sold its real estate holdings. The real property sale resulted in $15 in cash proceeds from investing activities and a gain of $14 recorded to other income, net, on the consolidated statement of earnings for the year ended June 30, 2015. The sale is also expected to result in approximately $8 of cash income tax payments that will be paid in the first quarter of fiscal year 2016 and reflected as operating activities in the condensed consolidated statement of cash flows for the three months ended September 30, 2015.

In fiscal year 2013, the Company completed sale-leaseback transactions under which it sold its general office building in Oakland, Calif., and former Technical and Data Center in Pleasanton, Calif., to unrelated parties for combined net proceeds of $135. The Company entered into operating lease agreements with the respective buyers for portions of the buildings for up to 15 years, all of which contain renewal options.

Free cash flow

	2015	2014	2013
Net cash provided by continuing operations	$858	$786	$780
Less: capital expenditures	(125)	(137)	(190)
Free cash flow	$733	$649	$590
Free cash flow as a percentage of net sales	13.0%	11.8%	10.7%

Free cash flow as a percentage of net sales increased in fiscal year 2015, primarily due to higher net cash provided by continuing operations and lower capital expenditures.

Free cash flow as a percentage of net sales increased in fiscal year 2014, primarily due to lower capital expenditures.

Financing Activities

Capital Resources and Liquidity

Net cash used for financing activities was $696 in fiscal year 2015, as compared to $592 in fiscal year 2014. Net cash used for financing activities was higher in fiscal year 2015 due to a net reduction in long-term debt and an increase in share repurchases and dividends paid. These factors were partially offset by an increase in proceeds from the issuance of common stock for employee stock plans.

Net cash used for financing activities was $592 in fiscal year 2014, as compared to $685 in fiscal year 2013. Net cash used for financing activities was higher in fiscal year 2013 due to repayment of company borrowings following the Company’s sale-leaseback transactions under which it sold its general office building in Oakland, Calif., and former Technical and Data Center in Pleasanton, Calif. This factor was partially offset by an increase in share repurchases and higher dividends paid in fiscal year 2014.

Senior Notes and Credit Arrangements

In January 2015, $575 of the Company’s senior notes with an annual fixed interest rate of 5.00% became due and were repaid using the net proceeds from the December 2014 debt issuance and commercial paper borrowings.

In December 2014, under a shelf registration statement filed with the SEC that will expire in December 2017, the Company issued $500 of senior notes with an annual fixed interest rate of 3.50%. Interest on the notes is payable semi-annually in June and December and the notes have a maturity date of December 15, 2024. The notes carry an effective interest rate of 4.10%, which includes the impact from the settlement of interest rate forward contracts in December 2014 (see Notes to Consolidated Financial Statements). The notes rank equally with all of the Company’s existing senior indebtedness.

In March 2013, $500 in senior notes with an annual fixed interest rate of 5.00% became due and were repaid. The repayment was funded in part with commercial paper borrowings and in part with a portion of the proceeds from the sale-leaseback transaction of the Company’s Oakland, Calif., general office building.

B-12       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

In October 2012, $350 in senior notes with an annual fixed interest rate of 5.45% became due and were repaid. The repayment was funded with a portion of the proceeds from the September 2012 issuance of $600 in senior notes with an annual fixed interest rate of 3.05%, payable semi-annually in March and September, and a maturity date of September 15, 2022. The remaining proceeds from the September 2012 issuance were used to repay commercial paper. The September 2012 notes were issued under the Company’s shelf registration statement filed in November 2011 and rank equally with all of the Company’s existing senior indebtedness.

As of June 30, 2015, the Company had a $1,100 revolving credit agreement (the Credit Agreement), which expires in October 2019. The Credit Agreement replaced a prior $1,100 revolving credit agreement in place since May 2012. There were no borrowings under the Credit Agreement as of June 30, 2015 or 2014, and the Company believes that borrowings under the Credit Agreement are and will continue to be available for general corporate purposes. The agreement includes certain restrictive covenants and limitations. The primary restrictive covenant is a maximum ratio of total debt to earnings before interest, taxes, depreciation and amortization and intangible asset impairment (Consolidated EBITDA) for the trailing four quarters (Consolidated Leverage ratio), as defined and described in the Credit Agreement, of 3.50.

The following table sets forth the calculation of the Consolidated Leverage ratio as of June 30, using Consolidated EBITDA for the trailing four quarters, as contractually defined:

2015
Earnings from continuing operations	$606
Add back:
Interest expense	100
Income tax expense	315
Depreciation and amortization	169
Noncash intangible asset impairment charges	3
Deduct:
Interest income	4
Consolidated EBITDA	$1,189
Total debt	$2,191
Consolidated Leverage ratio	1.84

The Company is in compliance with all restrictive covenants and limitations in the credit agreement as of June 30, 2015, and anticipates being in compliance with all restrictive covenants for the foreseeable future. The Company continues to monitor the financial markets and assess its ability to fully draw on its revolving credit agreement, and currently expects that any drawing on the agreement will be fully funded.

The Company had $29 of foreign and other credit lines as of June 30, 2015; $4 was outstanding and the remainder of $25 was available for borrowing.

Based on the Company’s working capital requirements, anticipated ability to generate positive cash flows from operations in the future, investment-grade credit ratings, demonstrated access to long- and short-term credit markets and current borrowing availability under credit agreements, the Company believes it will have the funds necessary to meet its financing requirements and other fixed obligations as they become due. Should the Company undertake other transactions requiring funds in excess of its current cash levels and available credit lines, it would consider the issuance of additional debt or other securities to finance acquisitions, repurchase shares, refinance debt or fund other activities for general business purposes. The Company’s access to or cost of such additional funds could be adversely affected by any decrease in credit ratings, which were the following as of June 30:

	2015		2014
	Short-term	Long-term	Short-term	Long-term
Standard and Poor’s	A-2	BBB+	A-2	BBB+
Moody’s	P-2	Baa1	P-2	Baa1

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-13

Share Repurchases and Dividend Payments

On May 13, 2013, the Company’s board of directors terminated the share repurchase programs previously authorized on May 13, 2008, and May 18, 2011, and authorized a new share repurchase program for an aggregate purchase amount of up to $750. This open market share repurchase program is in addition to the Company’s evergreen repurchase program (Evergreen Program), the purpose of which is to offset the impact of stock dilution related to stock-based awards. The Evergreen Program has no authorization limit as to amount or timing of repurchases.

Share repurchases under authorized programs were as follows during the fiscal years ended June 30:

	2015		2014		2013
	Amount	Shares (000)	Amount	Shares (000)	Amount	Shares (000)
Open-market purchase programs	$—	—	$—	—	$—	—
Evergreen Program	434	4,016	260	3,046	128	1,500
Total	$434	4,016	$260	3,046	$128	1,500

During fiscal years 2015, 2014 and 2013, the Company declared dividends per share of $2.99, $2.87 and $2.63, respectively. During fiscal years 2015, 2014 and 2013, the Company paid dividends per share of $2.96, $2.84 and $2.56, respectively, equivalent to $385, $368 and $335, respectively.

Contractual Obligations

The Company had contractual obligations as of June 30, 2015, payable or maturing in the following fiscal years:

2016		2017	2018	2019	2020	Thereafter	Total
Long-term debt maturities including interest payments	$377	$72	$460	$48	$47	$1,542	$2,546
Notes and loans payable	95	—	—	—	—	—	95
Purchase obligations(1)	176	57	37	30	7	—	307
Capital leases	3	3	2	1	—	—	9
Operating leases	50	46	42	34	29	100	301
Payments related to nonqualified postretirement plans(2)	20	21	21	17	18	75	172
Venture Agreement net terminal obligation(3)	—	—	—	—	—	294	294
Total	$721	$199	$562	$130	$101	$2,011	$3,724

(1)	Purchase obligations are defined as purchase agreements that are enforceable and legally binding and that contain specified or determinable significant terms, including quantity, price and the approximate timing of the transaction. For purchase obligations subject to variable price and/or quantity provisions, an estimate of the price and/or quantity has been made. Examples of the Company’s purchase obligations include contracts to purchase raw materials, commitments to contract manufacturers, commitments for information technology and related services, advertising contracts, capital expenditure agreements, software acquisition and license commitments and service contracts. The raw material contracts included above are entered into during the regular course of business based on expectations of future purchases. Many of these raw material contracts are flexible to allow for changes in the Company’s business and related requirements. If such changes were to occur, the Company believes its exposure could differ from the amounts listed above. Any amounts reflected in the consolidated balance sheets as accounts payable and accrued liabilities are excluded from the table above.
(2)	Represents expected payments through 2025. Based on the accounting rules for retirement and postretirement benefit plans, the liabilities reflected in the Company’s consolidated balance sheets differ from these expected future payments (see Notes to Consolidated Financial Statements).
(3)	This amount represents the net liability related to the Company’s venture agreement with The Procter and Gamble Company (P&G), as further described in the Notes to Consolidated Financial Statements. Upon termination of the agreement, the Company will purchase P&G’s interest for cash at fair value. As such, the amount of the ultimate settlement of the agreement, which could be impacted by a number of factors including the estimated value of the Glad business at the time of termination, could differ from the current carrying value of the obligation.

B-14       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

As of June 30, 2015, the liability recorded for uncertain tax positions, excluding associated interest and penalties, was approximately $38. During the fiscal year ended June 30, 2015, $32 of gross unrecognized tax benefits relating to other discontinued operations for periods prior to fiscal year 2015 were recognized upon the expiration of the applicable statute of limitations. Recognition of these previously disclosed tax benefits had no impact on the Company’s cash flow or earnings from continuing operations for the fiscal years ended June 30, 2015, 2014 and 2013. Since audit outcomes and the timing of audit settlements are subject to significant uncertainty, liabilities for uncertain tax positions are excluded from the contractual obligations table (see Notes to Consolidated Financial Statements).

Off-Balance Sheet Arrangements

In conjunction with divestitures and other transactions, the Company may provide typical indemnifications (e.g., indemnifications for representations and warranties and retention of previously existing environmental, tax and employee liabilities) that have terms that vary in duration and in the potential amount of the total obligation and, in many circumstances, are not explicitly defined. The Company has not made, nor does it believe that it is probable that it will make, any payments relating to its indemnifications, and believes that any reasonably possible payments would not have a material adverse effect, individually or in the aggregate, on the Company’s consolidated financial statements taken as a whole.

The Company had not recorded any liabilities on the aforementioned indemnifications as of June 30, 2015 and 2014.

As of June 30, 2015, the Company was a party to letters of credit of $11, primarily related to one of its insurance carriers, of which $0 had been drawn upon.

CONTINGENCIES

The Company is involved in certain environmental matters, including response actions at various locations. The Company had a recorded liability of $12 and $14 as of June 30, 2015 and 2014, respectively, for its share of aggregate future remediation costs related to these matters. One matter in Dickinson County, Michigan, for which the Company is jointly and severally liable, accounted for a substantial majority of the recorded liability as of both June 30, 2015 and 2014. The Company has agreed to be liable for 24.3% of the aggregate remediation and associated costs for this matter pursuant to a cost-sharing arrangement with a third party. With the assistance of environmental consultants, the Company maintains an undiscounted liability representing its current best estimate of its share of the capital expenditures, maintenance and other costs that may be incurred over an estimated 30-year remediation period. Currently, the Company cannot accurately predict the timing of future payments that may be made under this obligation. In addition, the Company’s estimated loss exposure is sensitive to a variety of uncertain factors, including the efficacy of remediation efforts, changes in remediation requirements and the future availability of alternative clean-up technologies. Although it is reasonably possible that the Company’s exposure may exceed the amount recorded, any amount of such additional exposures, or range of exposures, is not estimable at this time.

In October 2012, a Brazilian appellate court issued an adverse decision in a lawsuit pending in Brazil against the Company and one of its wholly owned subsidiaries, The Glad Products Company (Glad). The lawsuit, which was initially filed in a Brazilian lower court in 2002 by two Brazilian companies and one Uruguayan company (collectively, Petroplus), relates to joint venture agreements for the distribution of STP auto-care products in Brazil with three companies that became subsidiaries of the Company as a result of the Company’s merger with First Brands Corporation in January 1999 (collectively, Clorox Subsidiaries). The pending lawsuit seeks indemnification for damages and losses for alleged breaches of the joint venture agreements and abuse of economic power by the Company and Glad. Petroplus had previously unsuccessfully raised the same claims and sought damages from the Company and the Clorox Subsidiaries in an International Chamber of Commerce (ICC) arbitration proceeding in Miami, Florida, filed in 2001. The ICC arbitration panel unanimously ruled against Petroplus in a final decision in November 2003 (Final ICC Arbitration Award). The Final ICC Arbitration Award was ratified by the Superior Court of Justice of Brazil in May 2007 (Foreign Judgment), and the United States District Court for the Southern District of Florida subsequently confirmed the Final ICC Arbitration Award and recognized and adopted the Foreign Judgment as a judgment of the United States District Court for the Southern District of Florida (U.S. Judgment). Despite this, in March 2008, a Brazilian lower court ruled against the Company and Glad in the pending lawsuit. The value of the judgment against the Company, including interest and foreign exchange fluctuations as of June 30, 2015, was approximately $32.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-15

Among other defenses, because the Final ICC Arbitration Award, the Foreign Judgment and the U.S. Judgment relate to the same claims as those in the pending lawsuit, the Company believes that Petroplus is precluded from re-litigating these claims. Based on the unfavorable appellate court decision, however, the Company believes that it is reasonably possible that a loss could be incurred in this matter in excess of amounts accrued, and that the estimated range of such loss in this matter is from $0 to $26.

The Company continues to believe that its defenses are meritorious, and has appealed the decision to the highest courts of Brazil. In December 2013, in the first stage of the appellate process, the appellate court declined to admit the Company’s appeals to the highest courts. The Company then appealed directly to the highest courts. While in May 2014 the Superior Court of Justice originally agreed to consider the Company’s appeal, in December 2014 the same court declined to admit the appeal based on procedural grounds. The Company successfully appealed that decision and the court agreed to admit the appeal in March 2015. The appeal is currently pending and it is possible that a final decision in this case could be issued as early as the first quarter of fiscal year 2016. Expenses related to this litigation have been, and any potential additional loss would be, reflected in discontinued operations, consistent with the Company’s classification of expenses related to its discontinued Brazil operations.

In a separate action filed in 2004 by Petroplus, in January 2013, a lower Brazilian court nullified the Final ICC Arbitration Award. The Company believes this judgment is inconsistent with the Foreign Judgment and the U.S. Judgment and that it is without merit. The Company appealed this decision, and the lower court decision was overturned by the appellate court in April 2014. Petroplus has appealed this decision to Brazil’s highest court.

Glad and the Clorox Subsidiaries have also filed separate lawsuits against Petroplus alleging misuse of the STP trademark and related matters, which are currently pending before Brazilian courts, and have taken other legal actions against Petroplus, which are pending. Additionally, in November 2013, the Clorox Subsidiaries initiated a new ICC arbitration seeking damages against Petroplus.

The Company is subject to various other lawsuits, claims and loss contingencies relating to issues such as contract disputes, product liability, patents and trademarks, advertising, commercial, administrative, employee and other matters. Based on management’s analysis, it is the opinion of management that the ultimate disposition of these matters, to the extent not previously provided for, will not have a material adverse effect, individually or in the aggregate, on the Company’s consolidated financial statements taken as a whole.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

As a multinational company, the Company is exposed to the impact of foreign currency fluctuations, changes in commodity prices, interest-rate risk and other types of market risk.

In the normal course of business, where available at a reasonable cost, the Company manages its exposure to market risk using contractual agreements and a variety of derivative instruments. The Company’s objective in managing its exposure to market risk is to limit the impact of fluctuations on earnings and cash flow through the use of swaps, forward purchases and futures contracts. Derivative contracts are entered into for non-trading purposes with major credit-worthy institutions, thereby decreasing the risk of credit loss.

The Company uses different methodologies, when necessary, to estimate the fair value of its derivative contracts. The estimated fair values of the majority of the Company’s contracts are based on quoted market prices, traded exchange market prices or broker price quotations, and represent the estimated amounts that the Company would pay or receive to terminate the contracts.

Sensitivity Analysis for Derivative Contracts

For fiscal years 2015 and 2014, the Company’s exposure to market risk was estimated using sensitivity analyses, which illustrate the change in the fair value of a derivative financial instrument assuming hypothetical changes in foreign exchange rates, commodity prices or interest rates. The results of the sensitivity analyses for foreign currency derivative contracts, commodity derivative contracts and interest rate contracts are summarized below. Actual changes in foreign

B-16       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

exchange rates, commodity prices or interest rates may differ from the hypothetical changes, and any changes in the fair value of the contracts, real or hypothetical, would be partly to fully offset by an inverse change in the value of the underlying hedged items.

The changes in the fair value of derivatives are recorded as either assets or liabilities in the consolidated balance sheets with an offset to net earnings or other comprehensive income, depending on whether or not, for accounting purposes, the derivative is designated and qualified as a cash flow hedge. During the fiscal years ended June 30, 2015, 2014 and 2013, the Company had no hedging instruments designated as fair value hedges. In the event the Company has contracts not designated as hedges for accounting purposes, the Company recognizes the changes in the fair value of these contracts in other income, net.

Foreign Currency Risk

The Company seeks to minimize the impact of certain foreign currency fluctuations by hedging transactional exposures with foreign currency forward contracts. As of June 30, 2015 and 2014, the Company’s foreign currency transactional exposures pertaining to derivative contracts existed with the Canadian, Australian and New Zealand dollars. Based on a hypothetical decrease of 10% in the value of the U.S. dollar against the Canadian, Australian and New Zealand dollars as of June 30, 2015, the estimated fair value of the Company’s then-existing foreign currency derivative contracts would decrease by $12. Based on a hypothetical increase of 10% in the value of the U.S. dollar against the Canadian, Australian and New Zealand dollars as of June 30, 2015, the estimated fair value of the Company’s then-existing foreign currency derivative contracts would increase by $10. Based on a hypothetical decrease of 10% in the value of the U.S. dollar against the Canadian, Australian and New Zealand dollars as of June 30, 2014, the estimated fair value of the Company’s then-existing foreign currency derivative contracts would decrease by $10. Based on a hypothetical increase of 10% in the value of the U.S. dollar against the Canadian, Australian and New Zealand dollars as of June 30, 2014, the estimated fair value of the Company’s then-existing foreign currency derivative contracts would increase by $8.

Commodity Price Risk

The Company is exposed to changes in the price of commodities used as raw materials in the manufacturing of its products. The Company uses various strategies to manage cost exposures on certain raw material purchases with the objective of obtaining more predictable costs for these commodities, including long-term commodity purchase contracts and commodity derivative contracts, where available at a reasonable cost. During fiscal years 2015 and 2014, the Company’s raw materials exposures pertaining to derivative contracts existed with jet fuel, soybean oil and crude oil. Based on a hypothetical decrease or increase of 10% in these commodity prices as of June 30, 2015, and June 30, 2014, the estimated fair value of the Company’s then-existing commodity derivative contracts would decrease or increase by $4 in both fiscal years, with the corresponding impact included in accumulated other comprehensive income.

Interest Rate Risk

The Company is exposed to interest rate volatility with regard to existing and anticipated future issuances of debt. Primary exposures related to existing debt include movements in U.S. commercial paper rates. Weighted average interest rates for commercial paper have been less than 1% during fiscal years 2015 and 2014. Assuming average variable rate debt levels during fiscal years 2015 and 2014, a 100 basis point increase in interest rates would increase interest expense from commercial paper by approximately $1 and $3, respectively. Assuming average variable rate debt levels in fiscal years 2015 and 2014, a decrease in interest rates to zero percent would decrease interest expense from commercial paper by $1 in both fiscal years.

The Company is also exposed to interest rate volatility with regard to anticipated future issuances of debt. Primary exposures include movements in U.S. Treasury rates. The Company used interest rate forward contracts to reduce interest rate volatility on fixed rate long-term debt during fiscal year 2015 and 2014. The Company had no outstanding interest rate forward contracts as of June 30, 2015.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-17

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

A summary of recently issued accounting pronouncements is contained in Note 1 of Notes to Consolidated Financial Statements.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

The methods, estimates, and judgments the Company uses in applying its most critical accounting policies have a significant impact on the results the Company reports in its consolidated financial statements. Specific areas requiring the application of management’s estimates and judgment include, among others, assumptions pertaining to accruals for consumer and trade-promotion programs, stock-based compensation costs, pension and post-employment benefit costs, future cash flows associated with impairment testing of goodwill and other long-lived assets, credit worthiness of customers, uncertain tax positions, tax valuation allowances and legal, environmental and insurance matters. Accordingly, a different financial presentation could result depending on the judgments, estimates or assumptions that are used. The most critical accounting policies are those that are most important to the portrayal of the Company’s financial condition and results, and require the Company to make the most difficult and subjective judgments, often estimating the outcome of future events that are inherently uncertain. The Company’s most critical accounting policies are related to: revenue recognition; valuation of intangible assets and property, plant and equipment; employee benefits, including estimates related to stock-based compensation; and income taxes. The Company’s critical accounting policies have been reviewed with the Audit Committee of the Board of Directors. A summary of the Company’s significant accounting policies is contained in Note 1 of Notes to Consolidated Financial Statements.

Revenue Recognition

Sales are recognized as revenue when the risk of loss and title pass to the customer and when all of the following have occurred: a firm sales arrangement exists, pricing is fixed or determinable and collection is reasonably assured. Sales are recorded net of allowances for returns, trade promotions, coupons and other discounts. The Company routinely commits to one-time or ongoing trade-promotion programs with customers. Programs include shelf-price reductions, end-of-aisle or in-store displays of the Company’s products and graphics and other trade-promotion activities conducted by the customer. Costs related to these programs are recorded as a reduction of sales. The Company’s estimated costs of trade promotions incorporate historical sales and spending trends by customer and category. The determination of these estimated costs requires judgment and may change in the future as a result of changes in customer promotion participation, particularly for new programs and for programs related to the introduction of new products. Final determination of the total cost of a promotion is dependent upon customers providing information about proof of performance and other information related to the promotional event. This process of analyzing and settling trade-promotion programs with customers could impact the Company’s results of operations and trade spending accruals depending on how actual results of the programs compare to original estimates. If the Company’s trade spending accrual estimates as of June 30, 2015 were to differ by 10%, the impact on net sales would be approximately $11.

Valuation of Intangible Assets and Property, Plant and Equipment

The Company tests its goodwill and other indefinite-lived intangible assets for impairment annually in the fiscal fourth quarter unless there are indications during a different interim period that these assets may have become impaired.

Goodwill

Consistent with fiscal year 2014, the Company’s reporting units for goodwill impairment testing purposes are its domestic Strategic Business Units (SBUs), Canada, Latin America and AMEA (Asia, Middle East, Europe and Australia), previously referred to as Rest of World. These reporting units are components of the Company’s business that are either operating segments or one level below an operating segment and for which discrete financial information is available that is reviewed by the managers of the respective operating segments. No instances of impairment were identified during the fiscal year 2015 annual impairment review and all of the Company’s reporting units had fair values that significantly exceeded recorded values. However, future changes in the judgments, assumptions and estimates that are used in the impairment testing for goodwill and indefinite-lived intangible assets as described below could result in significantly different estimates of the fair values.

B-18       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

In its evaluation of goodwill impairment, the Company has the option to first assess qualitative factors such as maturity and stability of the reporting unit, magnitude of excess fair value over book value from the prior year’s impairment testing, other reporting unit operating results as well as new events and circumstances impacting the operations at the reporting unit level. If the result of a qualitative test indicates a potential for impairment, a quantitative test is performed. The quantitative test is a two-step process. In the first step, the Company compares the estimated fair value of each reporting unit to its carrying value. In all instances, the estimated fair value exceeded the carrying value of the reporting unit. Had the estimated fair value of any reporting unit been less than its carrying value, the Company would have performed a second step to determine the implied fair value of the reporting unit’s goodwill. If the carrying amount of a reporting unit’s goodwill had exceeded its implied fair value, an impairment charge would have been recorded for the difference between the carrying amount and the implied fair value of the reporting unit’s goodwill.

To determine the fair value of a reporting unit as part of its quantitative test, the Company uses a discounted cash flow (DCF) approach, as it believes that this approach is the most reliable indicator of the fair value of its businesses and the fair value of their future earnings and cash flows. Under this approach, the Company estimates the future cash flows of each reporting unit and discounts these cash flows at a rate of return that reflects their relative risk. The cash flows used in the DCF are consistent with those the Company uses in its internal planning, which gives consideration to actual business trends experienced, and the broader business strategy for the long term. The other key estimates and factors used in the DCF include, but are not limited to, future sales volumes, revenue and expense growth rates, changes in working capital, foreign exchange rates, currency devaluation, inflation and a perpetuity growth rate. Changes in such estimates or the application of alternative assumptions could produce different results.

Trademarks and Other Indefinite-Lived Intangible Assets

For trademarks and other intangible assets with indefinite lives, the Company performs a quantitative analysis to test for impairment. When a quantitative test is performed, the estimated fair value of an asset is compared to its carrying amount. If the carrying amount of such asset exceeds its estimated fair value, an impairment charge is recorded for the difference between the carrying amount and the estimated fair value. The Company uses the income approach to estimate the fair value of its trademarks and other intangible assets with indefinite lives. This approach requires significant judgments in determining both the assets’ estimated cash flows as well as the appropriate discount and foreign exchange rates applied to those cash flows to determine fair value. Changes in such estimates or the use of alternative assumptions could produce different results.

As a result of the effective devaluation of the Venezuelan currency in the third quarter of fiscal year 2014, the Company assessed whether recorded values of intangible assets attributable to Clorox Venezuela and goodwill of the reporting unit, which included Venezuela, were impaired. As a result of its assessment, the Company identified indications of impairment and recorded noncash tax deductible impairment charges on trademark values totaling $4. The Company used the income approach to estimate the fair value of the trademarks. The $4 impairment charge was reflected in the International reportable segment, of which $3 relates to continuing operations and is reflected in other income, net and $1 relates to trademarks held on the books of Clorox Venezuela and is reflected in earnings from discontinued operations, net. Based on the results of the annual impairment test performed in the fourth quarter of fiscal year 2015, there were no additional indications of impairment of assets in Venezuela. There were no instances of impairment identified during fiscal years 2013.

Property, Plant and Equipment and Finite-Lived Intangible Assets

Property, plant and equipment and finite-lived intangible assets are reviewed for possible impairment whenever events or changes in circumstances occur that indicate that the carrying amount of an asset (or asset group) may not be recoverable. The Company’s impairment review requires significant management judgment, including estimating the future success of product lines, future sales volumes, revenue and expense growth rates, alternative uses for the assets and estimated proceeds from the disposal of the assets. The Company conducts quarterly reviews of idle and underutilized equipment, and reviews business plans for possible impairment indicators. Impairment occurs when the carrying amount of the asset (or asset group) exceeds its estimated future undiscounted cash flows and the impairment is viewed as other than temporary. When impairment is indicated, an impairment charge is recorded for the difference between the asset’s book value and its estimated fair value. Depending on the asset, estimated fair value may be determined either by use of a DCF model or by reference to estimated selling values of assets in similar condition. The use of different assumptions would increase or decrease the estimated fair value of assets and would increase or decrease any impairment measurement.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-19

Employee Benefits

The Company’s critical accounting policies in this area relate to its stock-based compensation and retirement income programs.

Stock-based Compensation

The Company grants various nonqualified stock-based compensation awards to eligible employees, including stock options, performance units and restricted stock. The stock-based compensation expense and related income tax benefit recognized in the consolidated statement of earnings in fiscal year 2015 were $32 and $12, respectively. As of June 30, 2015, there was $34 of unrecognized compensation costs related to non-vested stock options, restricted stock and performance unit awards, which are expected to be recognized over a weighted average remaining vesting period of one year. The Company estimates the fair value of each stock option award on the date of grant using the Black-Scholes valuation model, which requires management to make estimates regarding expected option life, stock price volatility and other assumptions. Groups of employees that have similar historical exercise behavior are considered separately for valuation purposes. The total number of stock options expected to vest is adjusted by actual and estimated forfeitures. Changes to the actual and estimated forfeitures will result in a cumulative catch-up adjustment in the period of change.

The use of different assumptions in the Black-Scholes valuation model could lead to a different estimate of the fair value of each stock option. The expected volatility is based on implied volatility from publicly traded options on the Company’s stock at the date of grant, historical implied volatility of the Company’s publicly traded options and other factors. If the Company’s assumption for the volatility rate is increased by one percentage point, the fair value of options granted in fiscal year 2015 would have increased by $1. The expected life of the stock options is based on observed historical exercise patterns. If the Company’s assumption for the expected life is increased by one year, the fair value of options granted in fiscal year 2015 would have increased by less than $1.

The Company’s performance unit grants provide for the issuance of common stock to certain managerial staff and executive management if the Company achieves specified performance targets. The performance period is three years and the payout determination is made at the end of the three-year performance period. The fair value of each grant issued is estimated on the date of grant based on the current market price of the stock. The total amount of compensation expense recognized reflects estimated forfeiture rates and the initial assumption that performance goals will be achieved. Compensation expense is adjusted based on management’s assessment of the probability that performance goals will be achieved. If such goals are not met or it is determined that achievement of performance goals is not probable, previously recognized compensation expense is trued up in the current period to reflect the expected payout level. If it is determined that the performance goals will be exceeded, additional compensation expense is recognized, subject to a cap of 150% of target.

Retirement Income Plans

The determination of net periodic pension cost is based on actuarial assumptions including a discount rate to reflect the time value of money, the long-term rate of return on plan assets, employee compensation rates and demographic assumptions to determine the probability and timing of benefit payments. The selection of assumptions is based on historical trends and known economic and market conditions at the time of valuation. The expected long-term rate of return assumption is based on an analysis of historical experience of the portfolio and the summation of prospective returns for each asset class in proportion to the fund’s current asset allocation. The actual net periodic pension cost could differ from the expected results because actuarial assumptions and estimates are used. In the calculation of pension expense related to domestic plans for 2015, the Company used a beginning-of-year discount rate assumption of 4.0% and a long-term rate of return on plan assets assumption of 5.3%. The use of a different discount rate or long-term rate of return on domestic plan assets can significantly impact pension expense. For example, as of June 30, 2015, a decrease of 100 basis points in the discount rate would increase pension liability by approximately $39, and decrease fiscal year 2015 pension expense by less than $1. A 100 basis point decrease in the long-term rate of return on plan assets would increase fiscal year 2015 pension expense by $4. At the end of fiscal year 2015, the long-term

B-20       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

rate of return is assumed to be 4.3% for the domestic plan assets. This change is a result of the change in the plan’s target investment allocation. The Company also has defined benefit pension plans for eligible international employees, including Canadian and Australian employees, and different assumptions are used in the determination of pension expense for those plans, as appropriate. See Notes to Consolidated Financial Statements for further discussion of pension and other retirement plan obligations.

Income Taxes

The Company’s effective tax rate is based on income by tax jurisdiction, statutory tax rates and tax planning opportunities available to the Company in the various jurisdictions in which the Company operates. Significant judgment is required in determining the Company’s effective tax rate and in evaluating its tax positions.

The Company maintains valuation allowances when it is likely that all or a portion of a deferred tax asset will not be realized. Changes in valuation allowances from period to period are included in the Company’s income tax provision in the period of change. In determining whether a valuation allowance is warranted, the Company takes into account such factors as prior earnings history, expected future earnings, unsettled circumstances that, if unfavorably resolved, would adversely affect the utilization of a deferred tax asset, statutory carry-back and carry-forward periods and tax strategies that could potentially enhance the likelihood of realization of a deferred tax asset. Valuation allowances maintained by the Company relate mostly to deferred tax assets arising from the Company’s currently anticipated inability to use net operating losses in certain foreign countries.

In addition to valuation allowances, the Company provides for uncertain tax positions when such tax positions do not meet certain recognition thresholds or measurement standards. Amounts for uncertain tax positions are adjusted in quarters when new information becomes available or when positions are effectively settled.

United States income taxes and foreign withholding taxes are not provided when foreign earnings are indefinitely reinvested. The Company determines whether its foreign subsidiaries will invest their undistributed earnings indefinitely and reassesses this determination on a periodic basis. A change to the Company’s determination may be warranted based on the Company’s experience as well as plans regarding future international operations and expected remittances. Changes in the Company’s determination would likely require an adjustment to the income tax provision in the quarter in which the determination is made.

SUMMARY OF NON-GAAP FINANCIAL MEASURES

The non-GAAP financial measures included in this MD&A and Exhibit 99.3 and the reasons management believes they are useful to investors are described below. These measures should be considered supplemental in nature and are not intended to be a substitute for the related financial information prepared in accordance with U.S. GAAP. In addition, these measures may not be the same as similarly named measures presented by other companies.

Free cash flow is calculated as net cash provided by continuing operations less capital expenditures related to continuing operations. The Company’s management uses this measure and free cash flow as a percentage of net sales to help assess the cash generation ability of the business and funds available for investing activities, such as acquisitions, investing in the business to drive growth and financing activities, including debt payments, dividend payments and share repurchases. Free cash flow does not represent cash available only for discretionary expenditures, since the Company has mandatory debt service requirements and other contractual and non-discretionary expenditures. Refer to “Free cash flow” and “Free cash flow as a percentage of net sales” above for a reconciliation of these non-GAAP measures.

EBIT represents earnings from continuing operations before income taxes, interest income and interest expense. EBIT margin is the ratio of EBIT to net sales. The company's management believes these measures provide useful additional information to investors about trends in the company's operations and are useful for period-over-period comparisons.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-21

Currency-neutral net sales growth represents U.S. GAAP net sales growth excluding the impact of foreign currency exchange rates. The Company’s management believes these measures provide useful additional information to investors about trends in the Company’s core business operations. The following table presents the currency-neutral net sales growth reconciliation for fiscal year 2015:

2015
Net sales growth – GAAP	3%
Less: foreign exchange impact	(2)
Currency-neutral net sales growth – non-GAAP	5%

Economic profit (EP) is defined by the Company as earnings from continuing operations before income taxes, excluding noncash U.S. GAAP restructuring and intangible asset impairment costs, and interest expense; less an amount of tax based on the effective tax rate and less a charge equal to average capital employed multiplied by the weighted-average cost of capital. EP is a key financial metric the Company’s management uses to evaluate business performance and allocate resources, and is a component in determining management’s incentive compensation. The Company’s management believes EP provides additional perspective to investors about financial returns generated by the business and represents profit generated over and above the cost of capital used by the business to generate that profit. Refer to Exhibit 99.3 for a reconciliation of EP to earnings from continuing operations before income taxes.

CAUTIONARY STATEMENT

This Annual Report on Form 10-K (this Report), including the exhibits hereto and the information incorporated by reference herein, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such forward-looking statements involve risks and uncertainties. Except for historical information, matters discussed below, including statements about future volume, sales, foreign currencies, costs, cost savings, margin, earnings, earnings per share, diluted earnings per share, foreign currency exchange rates, cash flows, plans, objectives, expectations, growth or profitability, are forward-looking statements based on management’s estimates, assumptions and projections. Words such as “could,” “may,” “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates” and variations on such words, and similar expressions that reflect our current views with respect to future events and financial performance, are intended to identify such forward-looking statements. These forward-looking statements are only predictions, subject to risks and uncertainties, and actual results could differ materially from those discussed below. Important factors that could affect performance and cause results to differ materially from management’s expectations are described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this Report, as updated from time to time in the Company’s Securities and Exchange Commission filings. These factors include, but are not limited to:

●	intense competition in the Company’s markets;
●	worldwide, regional and local economic conditions and financial market volatility;
●	the ability of the Company to drive sales growth, increase price and market share, grow its product categories and achieve favorable product and geographic mix;
●	risks related to international operations, including political instability; government-imposed price controls or other regulations; foreign currency exchange rate controls, including periodic changes in such controls, fluctuations and devaluations; labor claims, labor unrest and inflationary pressures, particularly in Argentina; and potential harm and liabilities from the use, storage and transportation of chlorine in certain international markets where chlorine is used in the production of bleach;
●	risks related to the possibility of nationalization, expropriation of assets or other government action in foreign jurisdictions;
●	risks related to the Company’s discontinuation of operations in Venezuela;
●	volatility and increases in commodity costs such as resin, sodium hypochlorite and agricultural commodities, and increases in energy, transportation or other costs;
●	supply disruptions and other risks inherent in reliance on a limited base of suppliers;
●	the ability of the Company to develop and introduce commercially successful products;
●	dependence on key customers and risks related to customer consolidation and ordering patterns;
●	costs resulting from government regulations;
●	the ability of the Company to successfully manage global political, legal, tax and regulatory risks, including changes in regulatory or administrative activity;

B-22       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

●	risks related to reliance on information technology systems, including potential security breaches, cyber-attacks or privacy breaches that result in the unauthorized disclosure of consumer, customer, employee or Company information, or service interruptions;
●	risks relating to acquisitions, new ventures and divestitures, and associated costs, including the potential for asset impairment charges related to, among others, intangible assets and goodwill;
●	the success of the Company’s business strategies;
●	the ability of the Company to implement and generate anticipated cost savings and efficiencies;
●	the impact of product liability claims, labor claims and other legal proceedings, including in foreign jurisdictions and the Company’s litigation related to its discontinued operations in Brazil;
●	the Company’s ability to attract and retain key personnel;
●	the Company’s ability to maintain its business reputation and the reputation of its brands;
●	environmental matters, including costs associated with the remediation of past contamination and the handling and/or transportation of hazardous substances;
●	the impact of natural disasters, terrorism and other events beyond the Company’s control;
●	the Company’s ability to maximize, assert and defend its intellectual property rights;
●	any infringement or claimed infringement by the Company of third-party intellectual property rights;
●	the effect of the Company’s indebtedness and credit rating on its operations and financial results;
●	the Company’s ability to maintain an effective system of internal controls;
●	uncertainties relating to tax positions, tax disputes and changes in the Company’s tax rate;
●	the accuracy of the Company’s estimates and assumptions on which its financial statement projections are based;
●	the Company’s ability to pay and declare dividends or repurchase its stock in the future; and
●	the impacts of potential stockholder activism.

The Company’s forward-looking statements in this Report are based on management’s current views and assumptions regarding future events and speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws.

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

The Company’s management is responsible for establishing and maintaining adequate internal control over financial reporting. The Company’s internal control over financial reporting is a process designed under the supervision of its Chief Executive Officer and Chief Financial Officer to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the Company’s financial statements for external reporting in accordance with accounting principles generally accepted in the United States of America. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions or that the degree of compliance with the policies or procedures may deteriorate.

Management evaluated the effectiveness of the Company’s internal control over financial reporting using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control-Integrated Framework published in 2013. Management, under the supervision and with the participation of the Company’s Chief Executive Officer and Chief Financial Officer, assessed the effectiveness of the Company’s internal control over financial reporting at June 30, 2015, and concluded that it is effective.

The Company’s independent registered public accounting firm, Ernst & Young LLP, has audited the effectiveness of the Company’s internal control over financial reporting as of June 30, 2015.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of The Clorox Company

We have audited the accompanying consolidated balance sheets of The Clorox Company as of June 30, 2015 and 2014, and the related consolidated statements of earnings, comprehensive income, stockholders’ equity and cash flows for each of the three years in the period ended June 30, 2015. Our audits also included the financial statement schedule in Exhibit 99.2. These financial statements and schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Clorox Company at June 30, 2015 and 2014, and the consolidated results of its operations and its cash flows for each of the three years in the period ended June 30, 2015, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), The Clorox Company’s internal control over financial reporting as of June 30, 2015, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework) and our report dated August 21, 2015 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP

San Francisco, CA
August 21, 2015

B-24       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of The Clorox Company

We have audited The Clorox Company’s internal control over financial reporting as of June 30, 2015, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework) (the COSO criteria). The Clorox Company’s management is responsible for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, The Clorox Company maintained, in all material respects, effective internal control over financial reporting as of June 30, 2015, based on the COSO criteria (2013 framework).

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets of The Clorox Company as of June 30, 2015 and 2014, and the related consolidated statements of earnings, comprehensive income, stockholders’ equity, and cash flows for each of the three years in the period ended June 30, 2015 of The Clorox Company and our report dated August 21, 2015 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP

San Francisco, CA
August 21, 2015

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-25

CONSOLIDATED STATEMENTS OF EARNINGS
The Clorox Company

Years ended June 30 Dollars in millions, except per share amounts	2015	2014	2013
Net sales	$5,655	$5,514	$5,533
Cost of products sold	3,190	3,158	3,142
Gross profit	2,465	2,356	2,391

Selling and administrative expenses	798	751	793
Advertising costs	523	503	498
Research and development costs	136	125	130
Interest expense	100	103	122
Other income, net	(13)	(10)	(4)
Earnings from continuing operations before income taxes	921	884	852
Income taxes on continuing operations	315	305	279
Earnings from continuing operations	606	579	573
Losses from discontinued operations, net of tax	(26)	(21)	(1)
Net earnings	$580	$558	$572

Net earnings (losses) per share
Basic
Continuing operations	$4.65	$4.47	$4.37
Discontinued operations	(0.20)	(0.16)	—
Basic net earnings per share	$4.45	$4.31	$4.37

Diluted
Continuing operations	$4.57	$4.39	$4.31
Discontinued operations	(0.20)	(0.16)	(0.01)
Diluted net earnings per share	$4.37	$4.23	$4.30

Weighted average shares outstanding (in thousands)
Basic	130,310	129,558	131,075
Diluted	132,776	131,742	132,969

See Notes to Consolidated Financial Statements

B-26       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
The Clorox Company

Years ended June 30 Dollars in millions	2015	2014	2013
Earnings from continuing operations	$606	$579	$573
Losses from discontinued operations, net of tax	(26)	(21)	(1)
Net earnings	580	558	572
Other comprehensive (losses) income:
Foreign currency adjustments, net of tax	(54)	(37)	(11)
Net unrealized (losses) gains on derivatives, net of tax	(14)	(9)	3
Pension and postretirement benefit adjustments, net of tax	(17)	(4)	37
Total other comprehensive (losses) income, net of tax	(85)	(50)	29
Comprehensive income	$495	$508	$601

See Notes to Consolidated Financial Statements

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-27

CONSOLIDATED BALANCE SHEETS
The Clorox Company

As of June 30 Dollars in millions, except per share amounts	2015	2014
ASSETS
Current assets
Cash and cash equivalents	$382	$329
Receivables, net	519	546
Inventories, net	385	386
Other current assets	143	134
Total current assets	1,429	1,395
Property, plant and equipment, net	918	977
Goodwill	1,067	1,101
Trademarks, net	535	547
Other intangible assets, net	50	64
Other assets	165	174
Total assets	$4,164	$4,258

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Notes and loans payable	$95	$143
Current maturities of long-term debt	300	575
Accounts payable	431	440
Accrued liabilities	548	472
Income taxes payable	31	8
Total current liabilities	1,405	1,638
Long-term debt	1,796	1,595
Other liabilities	750	768
Deferred income taxes	95	103
Total liabilities	4,046	4,104

Commitments and contingencies

Stockholders’ equity
Preferred stock: $1.00 par value; 5,000,000 shares authorized; none
issued or outstanding	—	—
Common stock: $1.00 par value; 750,000,000 shares authorized; 158,741,461 shares issued at June 30, 2015 and 2014; and 128,614,310 and 128,796,228
shares outstanding at June 30, 2015 and 2014, respectively	159	159
Additional paid-in capital	775	709
Retained earnings	1,923	1,739
Treasury shares, at cost: 30,127,151 and 29,945,233 shares
at June 30, 2015 and 2014, respectively	(2,237)	(2,036)
Accumulated other comprehensive net loss	(502)	(417)
Stockholders’ equity	118	154
Total liabilities and stockholders’ equity	$4,164	$4,258

See Notes to Consolidated Financial Statements

B-28       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
The Clorox Company

	Common Stock				Treasury Shares
Dollars in millions	Shares (000)	Amount	Additional Paid-in Capital	Retained Earnings	Shares (000)	Amount	Accumulated Other Comprehensive Net (Losses) Income	Total
Balance at June 30, 2012	158,741	$159	$633	$1,350	(29,179)	$(1,881)	$(396)	$(135)
Net earnings				572				572
Other comprehensive income							29	29
Accrued dividends				(348)				(348)
Stock-based compensation			35					35
Other employee stock plan activities			(7)	(13)	2,304	141		121
Treasury stock purchased					(1,500)	(128)		(128)
Balance at June 30, 2013	158,741	159	661	1,561	(28,375)	(1,868)	(367)	146
Net earnings				558				558
Other comprehensive loss							(50)	(50)
Accrued dividends				(374)				(374)
Stock-based compensation			36					36
Other employee stock plan activities			12	(6)	1,476	92		98
Treasury stock purchased					(3,046)	(260)		(260)
Balance at June 30, 2014	158,741	159	709	1,739	(29,945)	(2,036)	(417)	154
Net earnings				580				580
Other comprehensive loss							(85)	(85)
Accrued dividends				(391)				(391)
Stock-based compensation			32					32
Other employee stock plan activities			34	(5)	(4,198)	233		262
Treasury stock purchased					4,016	(434)		(434)
Balance at June 30, 2015	158,741	$159	$775	$1,923	(30,127)	$(2,237)	$(502)	$118

See Notes to Consolidated Financial Statements

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-29

CONSOLIDATED STATEMENTS OF CASH FLOWS
The Clorox Company

Years ended June 30
Dollars in millions	2015	2014	2013
Operating activities:
Net earnings	$580	$558	$572
Deduct: Losses from discontinued operations, net of tax	(26)	(21)	(1)
Earnings from continuing operations	606	579	573
Adjustments to reconcile earnings from continuing operations to net cash provided by continuing operations:
Depreciation and amortization	169	177	180
Stock-based compensation	32	36	35
Deferred income taxes	(16)	(21)	(8)
Settlement of interest rate forward contracts	(25)	—	—
Other	(17)	6	20
Changes in:
Receivables, net	6	20	(10)
Inventories, net	(25)	1	(11)
Other current assets	6	5	12
Accounts payable and accrued liabilities	93	(12)	(29)
Income taxes payable	29	(5)	18
Net cash provided by continuing operations	858	786	780
Net cash provided by (used for) discontinued operations	16	(19)	(5)
Net cash provided by operations	874	767	775

Investing activities:
Capital expenditures	(125)	(137)	(190)
Proceeds from sale-leasebacks, net of transaction costs	—	—	135
Other	19	—	4
Net cash used for investing activities from continuing operations	(106)	(137)	(51)
Net cash used for investing activities by discontinued operations	—	(1)	(4)
Net cash used for investing activities	(106)	(138)	(55)

Financing activities:
Notes and loans payable, net	(48)	(60)	(98)
Long-term debt borrowings, net of issuance costs	495	—	593
Long-term debt repayments	(575)	—	(850)
Treasury stock purchased	(434)	(260)	(128)
Cash dividends paid	(385)	(368)	(335)
Issuance of common stock for employee stock plans and other	251	96	133
Net cash used for financing activities	(696)	(592)	(685)
Effect of exchange rate changes on cash and cash equivalents	(19)	(7)	(3)
Net increase in cash and cash equivalents	53	30	32
Cash and cash equivalents:
Beginning of year	329	299	267
End of year	$382	$329	$299

Supplemental cash flow information:
Interest paid	$104	$76	$129
Income taxes paid, net of refunds	236	312	263
Noncash financing activities:
Cash dividends declared and accrued, but not paid	99	95	93

See Notes to Consolidated Financial Statements

B-30       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The Clorox Company
(Dollars in millions, except per share amounts)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations and Basis of Presentation

The Company is principally engaged in the production, marketing and sales of consumer products through mass retail outlets, e-commerce channels, distributors and medical supply distributors. The consolidated financial statements include the statements of the Company and its wholly owned and controlled subsidiaries. All significant intercompany transactions and accounts were eliminated in consolidation. Certain prior year reclassifications were made in the consolidated financial statements and related notes to the consolidated financial statements to conform to the current year presentation.

Effective September 22, 2014, the Company’s Venezuela affiliate, Corporación Clorox de Venezuela S.A. (Clorox Venezuela), discontinued its operations. Consequently, the Company reclassified the financial results of Clorox Venezuela as a discontinued operation in the consolidated financial statements for all periods presented herein.

Use of Estimates

The preparation of these consolidated financial statements in conformity with generally accepted accounting principles in the United States of America (U.S. GAAP) requires management to reach opinions as to estimates and assumptions that affect reported amounts and related disclosures. Specific areas requiring management’s opinion on estimates and judgments include assumptions pertaining to accruals for consumer and trade-promotion programs, stock-based compensation costs, pension and post-employment benefit costs, future cash flows associated with impairment testing of goodwill and other long-lived assets, the credit worthiness of customers, uncertain tax positions, tax valuation allowances and legal, environmental and insurance matters. Actual results could materially differ from estimates and assumptions made.

Cash and Cash Equivalents

Cash equivalents consist of highly liquid instruments, time deposits and money market funds with an initial maturity at purchase of three months or less. The fair value of cash and cash equivalents approximates the carrying amount.

The Company’s cash position includes amounts held by foreign subsidiaries and, as a result, the repatriation of certain cash balances from some of the Company’s foreign subsidiaries could result in additional tax costs in the United States and in certain foreign jurisdictions. However, these cash balances are generally available without legal restriction to fund local business operations. In addition, a portion of the Company’s cash balance is held in U.S. dollars by foreign subsidiaries, whose functional currency is their local currency. Such U.S. dollar balances are reported on the foreign subsidiaries’ books, in their functional currency, with the impact from foreign currency exchange rate differences recorded in other income, net. The Company’s cash holdings were as follows as of June 30:

	2015	2014
U.S. dollar balances held by U.S. dollar functional currency subsidiaries and at parent	$221	$180
Non-U.S. dollar balances held by non-U.S. dollar functional currency subsidiaries	142	132
U.S. dollar balances held by non-U.S. dollar functional currency subsidiaries	19	12
Non-U.S. dollar balances held by U.S. dollar functional currency subsidiaries	—	5
Total	$382	$329

Inventories

Inventories are stated at the lower of cost or market. When necessary, the Company provides allowances to adjust the carrying value of its inventory to the lower of cost or market, including any costs to sell or dispose. Appropriate consideration is given to obsolescence, excessive inventory levels, product deterioration and other factors in evaluating net realizable value for the purposes of determining the lower of cost or market.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-31

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property, Plant and Equipment and Finite-Lived Intangible Assets

Property, plant and equipment and finite-lived intangible assets are stated at cost. Depreciation and amortization expense are calculated by the straight-line method using the estimated useful lives or lives determined by lease contracts for the related assets. The table below provides estimated useful lives of property, plant and equipment by asset classification.

Estimated Useful Lives
Buildings and leasehold improvements	10 - 40 years
Land improvements	10 - 30 years
Machinery and equipment	3 - 15 years
Computer equipment	3 - 5 years
Capitalized software costs	3 - 7 years

Property, plant and equipment and finite-lived intangible assets are reviewed for impairment whenever events or changes in circumstances occur that indicate that the carrying amount of an asset (or asset group) may not be fully recoverable. The risk of impairment is initially assessed based on an estimate of the undiscounted cash flows at the lowest level for which identifiable cash flows exist. Impairment occurs when the book value of the asset exceeds the estimated future undiscounted cash flows generated by the asset. When impairment is indicated, an impairment charge is recorded for the difference between the book value of the asset and its estimated fair market value. Depending on the asset, estimated fair market value may be determined either by use of a discounted cash flow model or by reference to estimated selling values of assets in similar condition.

Capitalization of Software Costs

The Company capitalizes certain qualifying costs incurred in the acquisition and development of software for internal use, including the costs of the software, materials, consultants, interest and payroll and payroll-related costs for employees during the application development stage. Internal and external costs incurred during the preliminary project stage and post implementation-operation stage, mainly training and maintenance costs, are expensed as incurred. Once the application is substantially complete and ready for its intended use, qualifying costs are amortized on a straight-line basis over the software’s useful life.

Impairment Review of Goodwill and Indefinite-Lived Intangible Assets

The Company tests its goodwill, trademarks with indefinite lives and other indefinite-lived intangible assets annually for impairment in the fiscal fourth quarter unless there are indications during a different interim period that these assets may have become impaired.

With respect to goodwill, the Company has the option to first assess qualitative factors such as maturity and stability of the reporting unit, magnitude of excess fair value over book value from the prior year’s impairment testing, other reporting unit specific operating results as well as new events and circumstances impacting the operations at the reporting unit level. If the result of a qualitative test indicates a potential for impairment of a reporting unit, a quantitative test is performed. The quantitative test is a two-step process. In the first step, the Company compares the estimated fair value of the reporting unit to its carrying value. In all instances, the estimated fair value exceeded the carrying value of the reporting unit. Had the estimated fair value of any reporting unit been less than its carrying value, the Company would have performed a second step to determine the implied fair value of the reporting unit’s goodwill. If the carrying amount of a reporting unit’s goodwill had exceeded its implied fair value, an impairment charge would have been recorded for the difference between the carrying amount and the implied fair value of the reporting unit’s goodwill.

To determine the fair value of a reporting unit as part of its quantitative test, the Company uses a discounted cash flow (DCF) approach, as it believes that this approach is the most reliable indicator of the fair value of its businesses and the fair value of their future earnings and cash flows. Under this approach, the Company estimates the future cash flows of each reporting unit and discounts these cash flows at a rate of return that reflects their relative risk. The cash flows

B-32       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

used in the DCF are consistent with those the Company uses in its internal planning, which gives consideration to actual business trends experienced, and the broader business strategy for the long term. The other key estimates and factors used in the DCF include, but are not limited to, future sales volumes, revenue and expense growth rates, changes in working capital, foreign exchange rates, currency devaluation, inflation and a perpetuity growth rate. Changes in such estimates or the application of alternative assumptions could produce different results.

For trademarks and other intangible assets with indefinite lives, the Company performs a quantitative analysis to test for impairment and compares the estimated fair value of an asset to its carrying amount. If the carrying amount of such asset exceeds its estimated fair value, an impairment charge is recorded for the difference between the carrying amount and the estimated fair value. The Company uses the income approach to estimate the fair value of its trademarks and other intangible assets with indefinite lives. This approach requires significant judgments in determining both the assets’ estimated cash flows as well as the appropriate discount and foreign exchange rates applied to those cash flows to determine fair value. Changes in such estimates or the use of alternative assumptions could produce different results.

Stock-based Compensation

The Company grants various nonqualified stock-based compensation awards to eligible employees, including stock options and performance units.

For stock options, the Company estimates the fair value of each award on the date of grant using the Black-Scholes valuation model, which requires management to make estimates regarding expected option life, stock price volatility and other assumptions. Groups of employees that have similar historical exercise behavior are considered separately for valuation purposes. The Company estimates stock option forfeitures based on historical data for each employee grouping. The total number of stock options expected to vest is adjusted by actual and estimated forfeitures. Changes to the actual and estimated forfeitures will result in a cumulative catch-up adjustment in the period of change. Compensation expense is recorded by amortizing the grant date fair values on a straight-line basis over the vesting period, adjusted for estimated forfeitures.

The Company’s performance unit grants provide for the issuance of common stock to certain managerial staff and executive management if the Company achieves specified performance targets. The performance period is three years and the payout determination is made at the end of the three-year performance period. The fair value of each grant issued is estimated on the date of grant based on the current market price of the stock. The total amount of compensation expense recognized reflects estimated forfeiture rates and the initial assumption that performance goals will be achieved. Compensation expense is adjusted based on management’s assessment of the probability that performance goals will be achieved. If such goals are not met or it is determined that achievement of performance goals is not probable, previously recognized compensation expense is trued up in the current period to reflect the expected payout level. If it is determined that the performance goals will be exceeded, additional compensation expense is recognized, subject to a cap of 150% of target.

Cash flows resulting from tax deductions in excess of the cumulative compensation cost recognized for stock-based payment arrangements (excess tax benefits) are primarily classified as financing cash inflows.

Employee Benefits

The Company accounts for its defined benefit retirement income and retirement health care plans using actuarial methods. These methods use an attribution approach that generally spreads “plan events” over the service lives or expected lifetime (for frozen plans) of plan participants. Examples of plan events are plan amendments and changes in actuarial assumptions such as the expected return on plan assets, discount rate, rate of compensation increase and certain employee-related factors, such as retirement age and mortality. The principle underlying the attribution approach is that employees render service over their employment period on a relatively “smooth” basis and, therefore, the statement of earnings effects of retirement income and retirement health care plans are recognized in the same pattern. One of the principal assumptions used in the net periodic benefit cost calculation is the expected return on plan assets. The required use of an expected return on plan assets may result in recognized pension expense or income that differs from the actual returns of those plan assets in any given year. Over time, however, the goal is for the expected

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-33

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

long-term returns to approximate the actual returns and, therefore, the expectation is that the pattern of income and expense recognition should closely match the pattern of the services provided by the participants. The Company uses a market-related value method for calculating plan assets for purposes of determining the amortization of actuarial gains and losses. The differences between actual and expected returns are recognized in the net periodic benefit cost calculation over the average remaining service period or expected lifetime (for frozen plans) of the plan participants using the corridor approach. Under this approach, only actuarial gains (losses) that exceed 5% of the greater of the projected benefit obligation or the market-related value of assets are amortized to pension expense by the Company. In developing its expected return on plan assets, the Company considers the long-term actual returns relative to the mix of investments that comprise its plan assets and also develops estimates of future investment returns by considering external sources.

The Company recognizes an actuarial-based obligation at the onset of disability for certain benefits provided to individuals after employment, but before retirement, that include medical, dental, vision, life and other benefits.

Environmental Costs

The Company is involved in certain environmental remediation and ongoing compliance activities. Accruals for environmental matters are recorded on a site-by-site basis when it is probable that a liability has been incurred and based upon a reasonable estimate of the liability. The Company’s accruals reflect the anticipated participation of other potentially responsible parties in those instances where it is probable that such parties are legally responsible and financially capable of paying their respective shares of the relevant costs. These accruals are adjusted periodically as assessment and remediation efforts progress or as additional technical or legal information become available. Actual costs to be incurred at identified sites in future periods may vary from the estimates, given the inherent uncertainties in evaluating environmental exposures. The accrual for environmental matters is included in Other liabilities in the Company’s consolidated balance sheets on an undiscounted basis due to uncertainty regarding the timing of future payments.

Revenue Recognition

Sales are recognized as revenue when the risk of loss and title pass to the customer and when all of the following have occurred: a firm sales arrangement exists, pricing is fixed or determinable and collection is reasonably assured. Sales are recorded net of allowances for returns, trade promotions, coupons and other discounts. The Company routinely commits to one-time or ongoing trade-promotion programs with customers and consumer coupon programs that require the Company to estimate and accrue the expected costs of such programs. Programs include shelf price reductions, end-of-aisle or in-store displays of the Company’s products and graphics and other trade-promotion activities conducted by the customer. Coupons are recognized as a liability when distributed based upon expected consumer redemptions. The Company maintains liabilities related to these programs for the estimated expenses incurred, but not paid, at the end of each period. Trade-promotion and coupon redemption costs are recorded as a reduction of sales.

The Company provides an allowance for doubtful accounts based on its historical experience and ongoing assessment of its customers’ credit risk. Receivables were presented net of an allowance for doubtful accounts of $4 and $3 as of June 30, 2015 and 2014, respectively. Receivables, net, included non-customer receivables of $12 and $15 as of June 30, 2015 and 2014, respectively.

Cost of Products Sold

Cost of products sold represents the costs directly related to the manufacture and distribution of the Company’s products and primarily includes raw materials, packaging, contract packer fees, shipping and handling, warehousing, package design, depreciation, amortization, direct and indirect labor and operating costs for the Company’s manufacturing and distribution facilities including salary, benefit costs and incentive compensation, and royalties and amortization related to the Company’s Glad Venture Agreement (see Note 9).

Costs associated with developing and designing new packaging are expensed as incurred and include design, artwork, films and labeling. Expenses for fiscal years ended June 30, 2015, 2014 and 2013 were $11, $12 and $10, respectively, all of which were reflected in cost of products sold or discontinued operations, as appropriate, in the consolidated statements of earnings.

B-34       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Selling and Administrative Expenses

Selling and administrative expenses represent costs incurred by the Company in generating revenues and managing the business and include market research, commissions and certain administrative expenses. Administrative expenses include salary, benefits, incentive compensation, professional fees and services, software and licensing fees and other operating costs associated with the Company’s non-manufacturing, non-research and development staff, facilities and equipment.

Advertising and Research and Development Costs

The Company expenses advertising and research and development costs in the period incurred.

Income Taxes

The Company uses the asset and liability method to account for income taxes. Deferred tax assets and liabilities are recognized for the anticipated future tax consequences attributable to differences between financial statement amounts and their respective tax bases. Management reviews the Company’s deferred tax assets to determine whether their value can be realized based upon available evidence. A valuation allowance is established when management believes that it is more likely than not that some portion of its deferred tax assets will not be realized. Changes in valuation allowances from period to period are included in the Company’s tax provision in the period of change. In addition to valuation allowances, the Company provides for uncertain tax positions when such tax positions do not meet certain recognition thresholds or measurement standards. Amounts for uncertain tax positions are adjusted in quarters when new information becomes available or when positions are effectively settled.

U.S. income tax expense and foreign withholding taxes are provided on unremitted foreign earnings that are not indefinitely reinvested at the time the earnings are generated. Where foreign earnings are indefinitely reinvested, no provision for U.S. income or foreign withholding taxes is made. When circumstances change and the Company determines that some or all of the undistributed earnings will be remitted in the foreseeable future, the Company accrues an expense in the current period for U.S. income taxes and foreign withholding taxes attributable to the anticipated remittance.

Foreign Currency Transactions and Translation

Local currencies are the functional currencies for substantially all of the Company’s foreign operations. When the transactional currency is different than the functional currency, transaction gains and losses are included as a component of other income, net. In addition, certain assets and liabilities denominated in currencies different than a foreign subsidiary’s functional currency are reported on the subsidiary’s books in its functional currency, with the impact from exchange rate differences recorded in other income, net. Assets and liabilities of foreign operations are translated into U.S. dollars using the exchange rates in effect at the balance sheet date, while income and expenses are translated at the average monthly exchange rates during the year.

Gains and losses on foreign currency translations are reported as a component of other comprehensive income. Deferred taxes are not provided on cumulative translation adjustments where the Company expects earnings of a foreign subsidiary to be indefinitely reinvested. The income tax effect of currency translation adjustments related to foreign subsidiaries and joint ventures for which earnings are not considered indefinitely reinvested is recorded as a component of deferred taxes with an offset to other comprehensive income.

Derivative Instruments

The Company’s use of derivative instruments, principally swaps, futures and forward contracts, is limited to non-trading purposes and is designed to partially manage exposure to changes in commodity prices, interest rates and foreign currencies. The Company’s contracts are hedges for transactions with notional amounts and periods consistent with the related exposures and do not constitute investments independent of these exposures.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-35

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The changes in the fair value (i.e., gains or losses) of a derivative instrument are recorded as either assets or liabilities in the consolidated balance sheets with an offset to net earnings or other comprehensive income depending on whether, for accounting purposes, it has been designated and qualifies as an accounting hedge and, if so, on the type of hedging relationship. The criteria used to determine if hedge accounting treatment is appropriate are: (a) formal designation and documentation of the hedging relationship, the risk management objective and hedging strategy at hedge inception; (b) eligibility of hedged items, transactions and corresponding hedging instrument; and (c) effectiveness of the hedging relationship both at inception of the hedge and on an ongoing basis in achieving the hedging objectives. For those derivative instruments designated and qualifying as hedging instruments, the Company must designate the hedging instrument either as a fair value hedge or as a cash flow hedge. The Company designates its commodity forward and future contracts for forecasted purchases of raw materials, interest rate forward contracts for forecasted interest payments, and foreign currency forward contracts for forecasted purchases of inventory as cash flow hedges. During the fiscal years ended June 30, 2015, 2014 and 2013, the Company had no hedging instruments designated as fair value hedges.

For derivative instruments designated and qualifying as cash flow hedges, the effective portion of gains or losses is reported as a component of other comprehensive income and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. From time to time, the Company may have contracts not designated as hedges for accounting purposes, for which it recognizes changes in the fair value in other income, net. Cash flows from hedging activities are classified as operating activities in the consolidated statements of cash flows.

The Company de-designates cash flow hedge relationships when it determines that the hedge relationships are no longer highly effective or that the forecasted transaction is no longer probable. Upon de-designation of a hedge, the portion of gains or losses on the derivative instrument that was previously accumulated in other comprehensive income remains in accumulated other comprehensive income until the forecasted transaction is recognized in net earnings, or is recognized in net earnings immediately if it is determined that there is any ineffectiveness or the forecasted transaction is no longer probable.

The Company uses different methodologies, when necessary, to estimate the fair value of its derivative contracts. The estimated fair values of the majority of the Company’s contracts are based on quoted market prices, traded exchange market prices, or broker price quotations, and represent the estimated amounts that the Company would pay or receive to terminate the contracts.

Recently Issued Accounting Pronouncements

In April 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-03, “Simplifying the Presentation of Debt Issuance Cost,” which requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The new guidance is effective for the Company beginning in the first quarter of fiscal year 2017, with early adoption permitted. The Company is currently evaluating the impact that adoption of ASU 2015-03 will have on its consolidated financial statements.

In February 2015, the FASB issued ASU No. 2015-02, “Amendments to the Consolidation Analysis,” which changes the guidance for evaluating whether to consolidate certain legal entities. The amendments modify the evaluation of whether limited partnerships and similar legal entities are variable interest entities ("VIEs") or voting interest entities. The new guidance is effective for the Company beginning in the first quarter of fiscal year 2017, with early adoption permitted. The Company is currently evaluating the impact that adoption of ASU 2015-02 will have on its consolidated financial statements.

In May 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers (Topic 606),” which replaces most existing U.S. GAAP revenue recognition guidance and is intended to improve and converge with international standards the financial reporting requirements for revenue from contracts with customers. The core principle of ASU 2014-09 is that an entity should recognize revenue for the transfer of goods or services equal to the amount that it

B-36       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

expects to be entitled to receive for those goods or services. ASU 2014-09 also requires additional disclosures about the nature, timing and uncertainty of revenue and cash flows arising from contracts with customers, including information about significant judgments and changes in judgments. The new guidance is effective for the Company beginning in the first quarter of fiscal year 2019, with the option to early adopt in the first quarter of fiscal year 2018. The Company is currently evaluating the impact that adoption of ASU 2014-09 will have on its consolidated financial statements.

In April 2014, the FASB issued ASU No. 2014-08, “Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity (Topic 205),” which will change the criteria for reporting discontinued operations. The amendments will also require new disclosures about discontinued operations and disposals of components of an entity that do not qualify for discontinued operations reporting. The amendments are effective for the Company for new disposals (or classifications as held for sale) of components of the Company, should they occur, beginning in the first quarter of fiscal year 2016. Early adoption is permitted for disposals (or classifications as held for sale) that have not been previously reported. The Company will adopt this ASU beginning in the first quarter of fiscal year 2016, as required. Adoption of the new standard will not impact the Company’s reporting or disclosures for discontinued operations of Clorox Venezuela or other previously discontinued operations.

NOTE 2. DISCONTINUED OPERATIONS

On September 22, 2014, Clorox Venezuela announced that it was discontinuing its operations, effective immediately, and seeking to sell its assets. Since fiscal year 2012, Clorox Venezuela was required to sell more than two thirds of its products at prices frozen by the Venezuelan government. During this same period, Clorox Venezuela experienced successive years of hyperinflation resulting in significant sustained increases in its input costs, including packaging, raw materials, transportation and wages. As a result, Clorox Venezuela had been selling its products at a loss, resulting in ongoing operating losses. Clorox Venezuela repeatedly met with government authorities in an effort to help them understand the rapidly declining state of the business, including the need for immediate, significant and ongoing price increases and other critical remedial actions to address these adverse impacts. Based on the Venezuelan government’s representations, Clorox Venezuela had expected significant price increases would be forthcoming much earlier; however, the price increases subsequently approved were insufficient and would have caused Clorox Venezuela to continue operating at a significant loss into the foreseeable future. As such, Clorox Venezuela was no longer financially viable and was forced to discontinue its operations.

On September 26, 2014, the Company reported that Venezuelan Vice President Jorge Arreaza announced, with endorsement by President Nicolás Maduro, that the Venezuelan government had occupied the Santa Lucía and Guacara production facilities of Clorox Venezuela. On November 6, 2014, the Company reported that the Venezuelan government had published a resolution granting a government-sponsored Special Administrative Board full authority to restart and operate the business of Clorox Venezuela, thereby reaffirming the government's expropriation of Clorox Venezuela’s assets. Further, President Nicolás Maduro announced the government's intention to facilitate the resumed production of bleach and other cleaning products at Clorox Venezuela plants. He also announced his approval of a financial credit to invest in raw materials and production at the plants. These actions by the Venezuelan government were taken without the consent or involvement of Clorox Venezuela, its parent Clorox Spain S.L. (Clorox Spain) or any of their affiliates. Clorox Venezuela, Clorox Spain and their affiliates reserved their rights under all applicable laws and treaties.

With this exit, the financial results of Clorox Venezuela are reflected as discontinued operations in the Company’s consolidated financial statements. The results of Clorox Venezuela have historically been part of the International reportable segment.

Net sales for Clorox Venezuela were $11, $77 and $90 for the fiscal years ended June 30, 2015, 2014 and 2013, respectively.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-37

NOTE 2. DISCONTINUED OPERATIONS (Continued)

The following table provides a summary of (losses) gains from discontinued operations for Clorox Venezuela and gains (losses) from discontinued operations other than Clorox Venezuela for the years ended June 30:

	2015	2014	2013
Operating (losses) earnings from Clorox Venezuela before income taxes	$(6)	$(23)	$1
Exit costs and other related expenses for Clorox Venezuela	(78)	—	—
Total losses from Clorox Venezuela before income taxes	(84)	(23)	1
Income tax benefit attributable to Clorox Venezuela	29	6	—
Total (losses) gains from Clorox Venezuela, net of tax	(55)	(17)	1
Gains (losses) from discontinued operations other than Clorox Venezuela, net of tax	29	(4)	(2)
Losses from discontinued operations, net of tax	$(26)	$(21)	$(1)

Unrelated to Clorox Venezuela, in the fiscal year ended June 30, 2015, $32 of gross unrecognized tax benefits relating to other discontinued operations for periods prior to fiscal year 2015 were recognized upon the expiration of the applicable statute of limitations. Recognition of these previously disclosed tax benefits had no impact on the Company’s cash flow or earnings from continuing operations for the fiscal years ended June 30, 2015, 2014 and 2013. (See Note 17.)

Summary of Operating Losses, Asset Charges and Other Costs

The following provides a breakdown of (losses) gains from discontinued operations for Clorox Venezuela and gains from discontinued operations other than Clorox Venezuela for the fiscal year ended June 30:

2015
Operating losses from Clorox Venezuela before income taxes	$(6)
Net asset charges:
Inventories	(11)
Property, plant and equipment	(16)
Trademark and other intangible assets	(6)
Other assets	(2)
Other exit and business termination costs:
Severance	(3)
Recognition of deferred foreign currency translation loss	(30)
Other	(10)
Total losses from Clorox Venezuela before income taxes	(84)
Income tax benefit attributable to Clorox Venezuela	29
Total losses from Clorox Venezuela, net of tax	(55)
Gains from discontinued operations other than Clorox Venezuela, net of tax	29
Losses from discontinued operations, net of tax	$(26)

Prior to Clorox Venezuela being consolidated under the rules governing the preparation of financial statements in a highly inflationary economy, cumulative translation gains (losses) were included as a component of accumulated other comprehensive net (losses) income. The charge of $30 to discontinued operations in September 2014 represents the recognition of these losses as a result of Clorox Venezuela discontinuing its operations effective September 22, 2014.

B-38       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

NOTE 2. DISCONTINUED OPERATIONS (Continued)

Goodwill related to Clorox Venezuela was previously aggregated and assessed for impairment at the Latin America reporting unit level, which is a component of the Company's International segment. In the first quarter of fiscal year 2015, after Clorox Venezuela discontinued its operations, the Company reviewed the relative fair value of its components of the Latin America reporting unit and concluded that no goodwill should be allocated to the Clorox Venezuela component and that there were no indicators of impairment within the remaining Latin America reporting unit. Based on the results of the annual impairment test performed in the fourth quarter of fiscal year 2015, the fair value of the Latin America reporting unit exceeded its recorded value by approximately 79%.

Financial Reporting: Hyperinflation and the Selection of Exchange Rates

Due to a sustained inflationary environment, the financial statements of Clorox Venezuela are consolidated under the rules governing the preparation of financial statements in a highly inflationary economy. As such, Clorox Venezuela’s non-U.S. dollar (non-USD) monetary assets and liabilities were remeasured into U.S. dollars (USD) each reporting period with the resulting gains and losses now reflected in discontinued operations.

Subsequent to Clorox Venezuela discontinuing operations in September 2014, the Venezuelan government has continued to evolve its currency exchange mechanisms; however, these changes have not had a material impact on the Company’s financial results because the balance of net bolivar assets and liabilities on the local books of Clorox Venezuela was $0 as of June 30, 2015. As of June 30, 2014, the local books of Clorox Venezuela carried a net asset position of $42. In addition, as of June 30, 2015 and 2014, the Company held $13 and $17, respectively, of tax asset balances related to Clorox Venezuela in Corporate in the reconciliation of the results of the Company’s reportable segments to consolidated results.

NOTE 3. INVENTORIES

Inventories consisted of the following as of June 30:

	2015	2014
Finished goods	$316	$312
Raw materials and packaging	101	108
Work in process	3	2
LIFO allowances	(35)	(36)
Total	$385	$386

The last-in, first-out (LIFO) method was used to value approximately 38% and 34% of inventories as of June 30, 2015 and 2014, respectively. The carrying values for all other inventories, including inventories of all international businesses, are determined on the first-in, first-out (FIFO) method. The effect on earnings of the liquidation of LIFO layers was a benefit of $0, $2 and $3 for the fiscal years ended June 30, 2015, 2014 and 2013, respectively.

The Company had inventory consigned to others of $2 and $4 as of June 30, 2015 and 2014, respectively.

NOTE 4. OTHER CURRENT ASSETS

Other current assets consisted of the following as of June 30:

	2015	2014
Deferred tax assets	$99	$81
Prepaid expenses	39	42
Other	5	11
Total	$143	$134

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-39

NOTE 4. OTHER CURRENT ASSETS (Continued)

As of June 30, 2015 and 2014, Other in the table above included $3 and $9 of restricted cash, respectively. As of June 30, 2015 and 2014, the Company had restricted cash of $3 and $3, respectively, held in escrow related to fiscal year 2012 acquisitions. Additionally, as of June 30, 2015 and 2014, restricted cash of $0 and $5, respectively, was held by a foreign subsidiary as a prepayment received for intercompany services.

NOTE 5. PROPERTY, PLANT AND EQUIPMENT, NET

The components of property, plant and equipment, net, consisted of the following as of June 30:

	2015	2014
Machinery and equipment	$1,608	$1,593
Buildings	515	506
Capitalized software costs	371	374
Land and improvements	122	122
Construction in progress	65	79
Computer equipment	76	79
	2,757	2,753
Less: accumulated depreciation and amortization	(1,839)	(1,776)
Total	$918	$977

Included in Machinery and equipment above are $12 and $0 of equipment under capital leases as of June 30, 2015 and 2014, respectively. Accumulated depreciation for assets under capital leases was $2 and $0 as of June 30, 2015 and 2014, respectively.

Included in Land and improvements above are $2 and $0 of asset retirement obligations as of June 30, 2015 and 2014, respectively, for two leased properties. The liability of $2 incurred in fiscal year 2015 was recorded in Other liabilities.

Depreciation and amortization expense related to property, plant and equipment, net, was $157, $161 and $162 in fiscal years 2015, 2014 and 2013, respectively, which includes depreciation of assets under capital leases. This also includes amortization of capitalized software of $19, $22 and $21 in fiscal years 2015, 2014 and 2013, respectively.

Non-cash capital expenditures were $18, $0 and $0 in fiscal years 2015, 2014 and 2013, respectively.

NOTE 6. GOODWILL, TRADEMARKS AND OTHER INTANGIBLE ASSETS

The changes in the carrying amount of goodwill by reportable segment for the fiscal years ended June 30, 2015 and 2014 were as follows:

	Goodwill
	Cleaning	Lifestyle	Household	International	Total
Balance June 30, 2013	$323	$244	$85	$453	$1,105
Effect of foreign currency translation	—	—	—	(4)	(4)
Balance June 30, 2014	323	244	85	449	1,101
Effect of foreign currency translation	—	—	—	(34)	(34)
Balance June 30, 2015	$323	$244	$85	$415	$1,067

During the fourth quarter of fiscal years 2015, 2014 and 2013, the Company completed its annual impairment tests of goodwill and no instances of impairment were identified.

B-40       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

NOTE 6. GOODWILL, TRADEMARKS AND OTHER INTANGIBLE ASSETS (Continued)

The changes in the carrying amount of trademarks and other intangible assets for the fiscal years ended June 30, 2015 and 2014 were as follows:

	As of June 30, 2015			As of June 30, 2014
	Gross carrying amount	Accumulated amortization	Net carrying amount	Gross carrying amount	Accumulated amortization	Net carrying amount
Trademarks not subject to amortization	$524	$—	$524	$533	$—	$533
Trademarks subject to amortization	33	22	11	36	22	14
Other intangible assets:
Technology and product formulae	137	133	4	139	129	10
Other	188	142	46	194	140	54
Total	$882	$297	$585	$902	$291	$611

Amortization expense relating to our intangible assets was $12, $15 and $15 for the years ended June 30, 2015, 2014 and 2013, respectively. Estimated amortization expense for these intangible assets is $8, $8, $7, $7 and $6 for fiscal years 2016, 2017, 2018, 2019 and 2020, respectively.

In the first quarter of fiscal year 2015, the Company recorded impairment of trademarks and other intangible assets of $6 related to the discontinuation of operations in Venezuela. This amount is included as part of losses from discontinued operations, net of tax.

In fiscal year 2014, as a result of the effective devaluation of the Venezuelan currency in the third quarter, the Company assessed whether recorded values of intangible assets attributable to the Venezuela subsidiary and goodwill of the reporting unit that included Venezuela were impaired. As a result of its assessment, the Company identified indications of impairment and recorded noncash tax deductible impairment charges on trademark values totaling $4, which is reflected in the International reportable segment. Of this amount, $3 is related to continuing operations and is reflected in Other income, net and $1 is related to trademarks held on the books of Clorox Venezuela and is reflected in losses from discontinued operations, net. The Company used the income approach to estimate the fair value of the trademarks, and as such, the fair value measurement was classified as Level 3. For a further discussion of Clorox Venezuela’s intangible and other asset balances, see Note 2.

In fiscal year 2014, the Company entered into an exclusivity agreement with a manufacturer. In connection with the agreement, the Company recorded an Other intangible asset valued at $4 that will be amortized over the 7 year term of the agreement. The agreement may be renewed for an additional 3 years at no cost upon mutual consent.

During the fourth quarter of fiscal years 2015, 2014 and 2013, the Company completed its annual impairment tests of indefinite-lived intangible assets and no instances of impairment were identified.

NOTE 7. ACCRUED LIABILITIES

Accrued liabilities consisted of the following as of June 30:

	2015	2014
Compensation and employee benefit costs	$189	$102
Trade and sales promotion	115	113
Dividends	103	100
Royalties	16	11
Insurance	15	18
Interest	14	27
Derivatives	8	17
Other	88	84
Total	$548	$472

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-41

NOTE 8. DEBT

Notes and loans payable, which mature in less than one year, included the following as of June 30:

	2015	2014
Commercial paper	$93	$141
Foreign borrowings	2	2
Total	$95	$143

The weighted average interest rates incurred on average outstanding notes and loans payable during the fiscal years ended June 30, 2015, 2014 and 2013, including fees associated with the Company’s undrawn revolving credit facility, were 2.05%, 0.97% and 1.68%, respectively. The weighted average effective interest rates on commercial paper balances as of June 30, 2015 and 2014, were 0.39% and 0.28%, respectively.

Long-term debt, carried at face value net of unamortized discounts or premiums, included the following as of June 30:

	2015	2014
Senior unsecured notes and debentures:
5.00%, $575 due January 2015	$—	$575
3.55%, $300 due November 2015	300	300
5.95%, $400 due October 2017	399	399
3.80%, $300 due November 2021	298	298
3.05%, $600 due September 2022	599	598
3.50%, $500 due December 2024	500	—
Total	2,096	2,170
Less: Current maturities of long-term debt	(300)	(575)
Long-term debt	$1,796	$1,595

The weighted average interest rates incurred on average outstanding long-term debt during the fiscal years ended June 30, 2015, 2014 and 2013, were 4.44%, 4.56% and 4.76%, respectively. The weighted average effective interest rates on long-term debt balances as of June 30, 2015 and 2014, were 4.31% and 4.56%, respectively.

In January 2015, $575 of the Company’s senior notes with an annual fixed interest rate of 5.00% became due and were repaid using the net proceeds from the December 2014 debt issuance and commercial paper borrowings.

In December 2014, under a shelf registration statement filed with the SEC that will expire in December 2017, the Company issued $500 of senior notes with an annual fixed interest rate of 3.50%. Interest on the notes is payable semi-annually in June and December and the notes have a maturity date of December 15, 2024. The notes carry an effective interest rate of 4.10%, which includes the impact from the settlement of interest rate forward contracts in December 2014 (see Note 10). The notes rank equally with all of the Company’s existing senior indebtedness.

In March 2013, $500 in senior notes with an annual fixed interest rate of 5.00% became due and were repaid. The repayment was funded in part with commercial paper borrowings and in part with a portion of the proceeds from the sale-leaseback transaction of the Company’s Oakland, Calif., general office building (see Note 9).

In October 2012, $350 in senior notes with an annual fixed interest rate of 5.45% became due and were repaid. The repayment was funded with a portion of the proceeds from the September 2012 issuance of $600 in senior notes with an annual fixed interest rate of 3.05%, payable semi-annually in March and September, and a maturity date of September 15, 2022. The remaining proceeds from the September 2012 issuance were used to repay commercial paper. The September 2012 notes were issued under the Company’s shelf registration statement filed in November 2011 and rank equally with all of the Company’s existing senior indebtedness.

B-42       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

NOTE 8. DEBT (Continued)

The Company’s borrowing capacity under other financing arrangements as of June 30 was as follows:

	2015	2014
Revolving credit facility	$1,100	$1,100
Foreign credit lines	11	31
Other credit lines	18	13
Total	$1,129	$1,144

As of June 30, 2015, the Company had a $1,100 revolving credit agreement (the Credit Agreement), which expires in October 2019. The Credit Agreement replaced a prior $1,100 revolving credit agreement in place since May 2012. There were no borrowings under the Credit Agreement as of June 30, 2015 or 2014, and the Company believes that borrowings under the Credit Agreement are and will continue to be available for general corporate purposes. The agreement includes certain restrictive covenants and limitations, with which the Company was in compliance as of June 30, 2015.

Of the $29 of foreign and other credit lines as of June 30, 2015, $4 was outstanding and the remainder of $25 was available for borrowing. Of the $44 of foreign and other credit lines as of June 30, 2014, $5 was outstanding and the remainder of $39 was available for borrowing. As of June 30, 2014, $7 of the foreign credit lines related to Clorox Venezuela, of which $1 was outstanding.

Long-term debt maturities as of June 30, 2015, are $300, $0, $400, $0, $0 and $1,400 in fiscal years 2016, 2017, 2018, 2019, 2020 and thereafter, respectively.

NOTE 9. OTHER LIABILITIES

Other liabilities consisted of the following as of June 30:

	2015	2014
Employee benefit obligations	$299	$289
Venture agreement net terminal obligation	294	290
Taxes	38	76
Other	119	113
Total	$750	$768

Venture Agreement

The Company has an agreement with The Procter & Gamble Company (P&G) for its Glad® plastic bags, wraps and containers business. The Company maintains a net terminal obligation liability, which reflects the estimated value of the contractual requirement to repurchase P&G’s interest at the termination of the agreement. As of June 30, 2015 and 2014, P&G had a 20% interest in the venture. The Company pays a royalty to P&G for its interest in the profits, losses and cash flows, as contractually defined, of the Glad® business, which is included in cost of products sold.

The agreement, entered into in 2003, has a 20-year term, with a 10-year renewal option by mutual agreement and can be terminated under certain circumstances, including at P&G’s option upon a change in control of the Company or, at either party’s option, upon the sale of the Glad® business by the Company. Upon termination of the agreement, the Company will purchase P&G’s interest for cash at fair value as established by predetermined valuation procedures. Following termination, the Glad® business will retain the exclusive core intellectual property licenses contributed by P&G on a royalty-free basis for the licensed products marketed.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-43

NOTE 9. OTHER LIABILITIES (Continued)

Deferred Gain on Sale-leaseback Transaction

In December 2012, the Company completed a sale-leaseback transaction under which it sold its general office building in Oakland, Calif. to an unrelated third party for net proceeds of $108 and entered into a 15-year operating lease agreement with renewal options with the buyer for a portion of the building. The Company deferred recognition of the portion of the total gain on the sale that was equivalent to the present value of the lease payments and will continue to amortize such amount to earnings ratably over the lease term. As of June 30, 2015 and 2014, the long-term portion of the deferred gain of $40 and $43, respectively, was included in Other in the table above.

NOTE 10. FINANCIAL INSTRUMENTS AND FAIR VALUE MEASUREMENTS

Financial assets and liabilities measured at fair value on a recurring basis in the consolidated balance sheets are required to be classified and disclosed in one of the following three categories of the fair value hierarchy:

Level 1: Quoted market prices in active markets for identical assets or liabilities.
Level 2: Observable market-based inputs or unobservable inputs that are corroborated by market data.
Level 3: Unobservable inputs reflecting the reporting entity’s own assumptions.

As of June 30, 2015 and 2014, the Company’s financial assets and liabilities that were measured at fair value on a recurring basis during the period included derivative financial instruments, which were all classified as Level 2, and trust assets to fund certain of the Company’s nonqualified deferred compensation plans, which were classified as Level 1.

Financial Risk Management and Derivative Instruments

The Company is exposed to certain commodity, interest rate and foreign currency risks related to its ongoing business operations and uses derivative instruments to mitigate its exposure to these risks.

Commodity Price Risk Management

The Company may use commodity exchange traded futures and over-the-counter swap contracts to fix the price of a portion of its forecasted raw material requirements. Contract maturities, which are generally no longer than 2 years, are matched to the length of the raw material purchase contracts. Commodity purchase contracts are measured at fair value using market quotations obtained from commodity derivative dealers.

As of June 30, 2015, the notional amount of commodity derivatives was $47, of which $27 related to jet fuel swaps and $20 related to soybean oil futures. As of June 30, 2014, the notional amount of commodity derivatives was $36, of which $19 related to jet fuel swaps and $17 related to soybean oil futures.

Interest Rate Risk Management

The Company may enter into over-the-counter interest rate forward contracts to fix a portion of the benchmark interest rate prior to the anticipated issuance of fixed rate debt. These interest rate forward contracts generally have durations of less than 12 months. The interest rate contracts are measured at fair value using information quoted by U.S. government bond dealers.

As of June 30, 2015 and 2014, the notional amount of interest rate forward contracts was $0 and $288, respectively.

B-44       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

NOTE 10. FINANCIAL INSTRUMENTS AND FAIR VALUE MEASUREMENTS (Continued)

During fiscal year 2015, the Company paid $25 to settle interest rate forward contracts related to the December 2014 issuance of $500 in senior notes. The settlement payments are reflected as operating cash flows in the consolidated statements of cash flows for the fiscal year ended June 30, 2015. The loss is reflected in accumulated other comprehensive net loss on the consolidated balance sheet as of June 30, 2015, and will be amortized into interest expense on the consolidated statements of earnings over the 10-year term of the notes.

Foreign Currency Risk Management

The Company may also enter into certain over-the-counter foreign currency-related derivative contracts to manage a portion of the Company’s forecasted foreign currency exposure associated with the purchase of inventory and certain intercompany transactions. These foreign currency contracts generally have durations of no longer than 16 months. The foreign exchange contracts are measured at fair value using information quoted by foreign exchange dealers.

The notional amounts of outstanding foreign currency forward contracts used by the Company’s subsidiaries in Canada, Australia and New Zealand to hedge forecasted purchases of inventory were $64, $35 and $6, respectively, as of June 30, 2015, and $54, $28 and $5, respectively, as of June 30, 2014.

Counterparty Risk Management

The Company utilizes a variety of financial institutions as counterparties for over-the counter derivative instruments. The Company enters into agreements governing the use of over-the-counter derivative instruments and sets internal limits on the aggregate over-the-counter derivative instrument positions held with each counterparty. Certain terms of these agreements require the Company or the counterparty to post collateral when the fair value of the derivative instruments exceeds contractually defined counterparty liability position limits. Of the $8 and $17 of the derivative instruments reflected in accrued liabilities as of June 30, 2015 and 2014, respectively, $8 and $11, respectively, contained such terms. As of both June 30, 2015 and 2014, neither the Company nor any counterparty was required to post any collateral.

Certain terms of the agreements governing the Company’s over-the-counter derivative instruments require the credit ratings, as assigned by Standard & Poor’s and Moody’s to the Company and its counterparties, to remain at a level equal to or better than the minimum of an investment grade credit rating. If the Company’s credit ratings were to fall below investment grade, the counterparties to the derivative instruments could request full collateralization on derivative instruments in net liability positions.

As of both June 30, 2015 and 2014, the Company and each of its counterparties had been assigned investment grade ratings by both Standard & Poor’s and Moody’s.

Certain of the Company’s exchange-traded futures contracts used for commodity price risk management include requirements for the Company to post collateral in the form of a cash margin account held by the Company’s broker for trades conducted on that exchange. As of June 30, 2015 and June 30, 2014, the Company maintained cash margin balances related to exchange-traded futures contracts of $2 and $1, respectively, which are classified as Other current assets on the consolidated balance sheets.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-45

NOTE 10. FINANCIAL INSTRUMENTS AND FAIR VALUE MEASUREMENTS (Continued)

Fair Value of Financial Instruments

The following table summarizes the Company’s assets and liabilities that were measured at fair value in the consolidated balance sheets as of June 30:

			2015		2014
	Balance sheet classification	Fair value hierarchy level	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
Assets
Investments including money market funds(a)	Cash and cash equivalents	1	$212	$212	$150	$150
Time deposits(a)	Cash and cash equivalents	2	84	84	75	75
Foreign exchange derivative contracts	Other current assets	2	1	1	—	—
Interest rate contracts	Other current assets	2	—	—	—	—
Commodity purchase derivative contracts	Other current assets	2	—	—	1	1
Trust assets for nonqualified deferred compensation plans	Other assets	1	38	38	31	31
			$335	$335	$257	$257
Liabilities
Commodity purchase derivative contracts	Accrued liabilities	2	$8	$8	$1	$1
Interest rate derivative contracts	Accrued liabilities	2	—	—	13	13
Foreign exchange derivative contracts	Accrued liabilities	2	—	—	3	3
Commodity purchase derivative contracts	Other liabilities	2	—	—	—	—
Notes and loans payable(b)	Notes and loans payable	2	95	95	143	143
Long-term debt(c)	Other liabilities	2	2,096	2,137	2,170	2,265
			$2,199	$2,240	$2,330	$2,425

(a)	Cash equivalents are composed of time deposits and other interest bearing investments including money market funds with original maturity dates of 90 days or less. Cash equivalents are recorded at cost, which approximates fair value.
(b)	Short-term debt is composed of U.S. commercial paper and/or other similar short-term debts issued by non-U.S. subsidiaries, all of which are recorded at cost, which approximates fair value.
(c)	Long-term debt, which is recorded at cost, includes the current portion of debt instruments, which approximates fair value. The fair value of long-term debt was determined using secondary market prices quoted by corporate bond dealers, and was classified as Level 2.

Derivatives

The Company designates its commodity forward and future contracts for forecasted purchases of raw materials, interest rate forward contracts for forecasted interest payments, and foreign currency forward contracts for forecasted purchases of inventory as cash flow hedges.

The effects of derivative instruments designated as hedging instruments on other comprehensive net (losses) income and the consolidated statements of earnings and the consolidated statements of comprehensive income were as follows during the fiscal years ended June 30:

	Gains (losses) recognized in other comprehensive net loss			Gains (losses) reclassified from accumulated other comprehensive net loss and recognized in earnings
	2015	2014	2013	2015	2014	2013
Commodity purchase derivative contracts	$(13)	$2	$(1)	$(5)	$—	$—
Interest rate derivative contracts	(12)	(13)	(1)	(5)	(4)	(3)
Foreign exchange derivative contracts	7	(3)	3	3	4	—
Total	$(18)	$(14)	$1	$(7)	$—	$(3)

B-46       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

NOTE 10. FINANCIAL INSTRUMENTS AND FAIR VALUE MEASUREMENTS (Continued)

The gains (losses) reclassified from accumulated other comprehensive net (losses) income and recognized in earnings during the fiscal years ended June 30, 2015, 2014 and 2013, for commodity purchase and foreign exchange contracts were included in cost of products sold. The losses reclassified from accumulated other comprehensive net (losses) income and recognized in earnings during the fiscal years ended June 30, 2015, 2014 and 2013, for interest rate contracts were included in interest expense.

The estimated amount of the existing net loss in accumulated other comprehensive net (losses) income as of June 30, 2015, which is expected to be reclassified into earnings within the next twelve months, is $13. Gains and losses on derivative instruments representing either hedge ineffectiveness or hedge components excluded from the assessment of effectiveness are recognized in current earnings. During each of the fiscal years ended June 30, 2015, 2014 and 2013, hedge ineffectiveness was not significant.

Trust Assets

The Company has held interests in mutual funds and cash equivalents as part of trust assets related to certain of its nonqualified deferred compensation plans. The trusts represent variable interest entities for which the Company is considered the primary beneficiary, and therefore, trust assets are consolidated and included in Other assets in the consolidated balance sheets. The interests in mutual funds are measured at fair value using quoted market prices. The Company has designated these marketable securities as trading investments. The participants in the deferred compensation plans may select among certain mutual funds in which their compensation deferrals are invested in accordance with the terms of the plans and within the confines of the trusts which hold the marketable securities.

The value of the trust assets related to certain of the Company’s nonqualified deferred compensation plans increased by $7 as compared to June 30, 2014, primarily due to current quarter employees’ contributions to these plans and market returns.

NOTE 11. OTHER CONTINGENCIES AND GUARANTEES

Contingencies

The Company is involved in certain environmental matters, including response actions at various locations. The Company had a recorded liability of $12 and $14 as of June 30, 2015 and 2014, respectively, for its share of aggregate future remediation costs related to these matters. One matter in Dickinson County, Michigan, for which the Company is jointly and severally liable, accounted for a substantial majority of the recorded liability as of both June 30, 2015 and 2014. The Company has agreed to be liable for 24.3% of the aggregate remediation and associated costs for this matter pursuant to a cost-sharing arrangement with a third party. With the assistance of environmental consultants, the Company maintains an undiscounted liability representing its current best estimate of its share of the capital expenditures, maintenance and other costs that may be incurred over an estimated 30-year remediation period. Currently, the Company cannot accurately predict the timing of future payments that may be made under this obligation. In addition, the Company’s estimated loss exposure is sensitive to a variety of uncertain factors, including the efficacy of remediation efforts, changes in remediation requirements and the future availability of alternative clean-up technologies. Although it is reasonably possible that the Company’s exposure may exceed the amount recorded, any amount of such additional exposures, or range of exposures, is not estimable at this time.

In October 2012, a Brazilian appellate court issued an adverse decision in a lawsuit pending in Brazil against the Company and one of its wholly owned subsidiaries, The Glad Products Company (Glad). The lawsuit, which was initially filed in a Brazilian lower court in 2002 by two Brazilian companies and one Uruguayan company (collectively, Petroplus), relates to joint venture agreements for the distribution of STP auto-care products in Brazil with three companies that became subsidiaries of the Company as a result of the Company’s merger with First Brands Corporation in January 1999 (collectively, Clorox Subsidiaries). The pending lawsuit seeks indemnification for damages and losses for alleged breaches of the joint venture agreements and abuse of economic power by the Company and Glad. Petroplus had previously unsuccessfully raised the same claims and sought damages from the Company and the Clorox Subsidiaries in an International Chamber of Commerce (ICC) arbitration proceeding in Miami, Florida, filed in

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-47

NOTE 11. OTHER CONTINGENCIES AND GUARANTEES (Continued)

2001. The ICC arbitration panel unanimously ruled against Petroplus in a final decision in November 2003 (Final ICC Arbitration Award). The Final ICC Arbitration Award was ratified by the Superior Court of Justice of Brazil in May 2007 (Foreign Judgment), and the United States District Court for the Southern District of Florida subsequently confirmed the Final ICC Arbitration Award and recognized and adopted the Foreign Judgment as a judgment of the United States District Court for the Southern District of Florida (U.S. Judgment). Despite this, in March 2008, a Brazilian lower court ruled against the Company and Glad in the pending lawsuit. The value of the judgment against the Company, including interest and foreign exchange fluctuations as of June 30, 2015, was approximately $32.

Among other defenses, because the Final ICC Arbitration Award, the Foreign Judgment and the U.S. Judgment relate to the same claims as those in the pending lawsuit, the Company believes that Petroplus is precluded from re-litigating these claims. Based on the unfavorable appellate court decision, however, the Company believes that it is reasonably possible that a loss could be incurred in this matter in excess of amounts accrued, and that the estimated range of such loss in this matter is from $0 to $26.

The Company continues to believe that its defenses are meritorious, and has appealed the decision to the highest courts of Brazil. In December 2013, in the first stage of the appellate process, the appellate court declined to admit the Company’s appeals to the highest courts. The Company then appealed directly to the highest courts. While in May 2014 the Superior Court of Justice originally agreed to consider the Company’s appeal, in December 2014 the same court declined to admit the appeal based on procedural grounds. The Company successfully appealed that decision and the court agreed to admit the appeal in March 2015. The appeal is currently pending and it is possible that a final decision in this case could be issued as early as the first quarter of fiscal year 2016. Expenses related to this litigation have been, and any potential additional loss would be, reflected in discontinued operations, consistent with the Company’s classification of expenses related to its discontinued Brazil operations.

In a separate action filed in 2004 by Petroplus, in January 2013, a lower Brazilian court nullified the Final ICC Arbitration Award. The Company believes this judgment is inconsistent with the Foreign Judgment and the U.S. Judgment and that it is without merit. The Company appealed this decision, and the lower court decision was overturned by the appellate court in April 2014. Petroplus has appealed this decision to Brazil’s highest court.

Glad and the Clorox Subsidiaries have also filed separate lawsuits against Petroplus alleging misuse of the STP trademark and related matters, which are currently pending before Brazilian courts, and have taken other legal actions against Petroplus, which are pending. Additionally, in November 2013, the Clorox Subsidiaries initiated a new ICC arbitration seeking damages against Petroplus.

The Company is subject to various other lawsuits, claims and loss contingencies relating to issues such as contract disputes, product liability, patents and trademarks, advertising, commercial, administrative, employment claims and other matters. Based on management’s analysis, it is the opinion of management that the ultimate disposition of these matters, to the extent not previously provided for, will not have a material adverse effect, individually or in the aggregate, on the Company’s consolidated financial statements taken as a whole.

Guarantees

In conjunction with divestitures and other transactions, the Company may provide typical indemnifications (e.g., indemnifications for representations and warranties and retention of previously existing environmental, tax and employee liabilities) that have terms that vary in duration and in the potential amount of the total obligation and, in many circumstances, are not explicitly defined. The Company has not made, nor does it believe that it is probable that it will make, any material payments relating to its indemnifications, and believes that any reasonably possible payments would not have a material adverse effect, individually or in the aggregate, on the Company’s consolidated financial statements taken as a whole.

The Company had not recorded any liabilities on the aforementioned indemnifications as of June 30, 2015 and 2014.

As of June 30, 2015, the Company was a party to letters of credit of $11, primarily related to one of its insurance carriers, of which $0 had been drawn upon.

B-48       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

NOTE 12. LEASES AND OTHER COMMITMENTS

The Company leases transportation and manufacturing equipment, certain information technology equipment and various manufacturing, warehousing, and office facilities. The majority of the Company’s leases are classified as operating leases, and the Company’s existing contracts will expire by 2027. The Company expects that, in the normal course of business, existing contracts will be renewed or replaced by other leases. Rental expense for all operating leases was $76, $71 and $71 in fiscal years 2015, 2014 and 2013, respectively.

The future minimum annual lease commitments required under the Company’s existing non-cancelable operating and capital lease agreements as of June 30, 2015, were as follows:

Year	Operating leases	Capital leases
2016	$50	$3
2017	46	3
2018	42	2
2019	34	1
2020	29	—
Thereafter	100	—
Total	$301	$9

Included within the future minimum lease commitments for operating leases disclosed above are future minimum rental payments required under the Company’s existing non-cancelable lease agreements for the corporate headquarters and primary research and development facility as of June 30, 2015, in the amounts of $6, $7, $7, $7, $7 and $22 in fiscal years 2016, 2017, 2018, 2019, 2020 and thereafter, respectively.

The Company is also a party to certain purchase obligations, which are defined as purchase agreements that are enforceable and legally binding and that contain specified or determinable significant terms, including quantity, price and the approximate timing of the transaction. Examples of the Company’s purchase obligations include contracts to purchase raw materials, commitments to contract manufacturers, commitments for information technology and related services, advertising contracts, capital expenditure agreements, software acquisition and license commitments and service contracts. The Company enters into purchase obligations during the regular course of business based on expectations of future needs. Many of these purchase obligations contracts are short term in nature and are flexible to allow for changes in the Company’s business and related requirements. As of June 30, 2015, the Company’s purchase obligations totaled $176, $57, $37, $30, $7 and $0 for fiscal years 2016, 2017, 2018, 2019, 2020 and thereafter, respectively.

NOTE 13. STOCKHOLDERS’ EQUITY

On May 13, 2013, the Company’s board of directors terminated the share repurchase programs previously authorized on May 13, 2008, and May 18, 2011, and authorized a new share repurchase program for an aggregate purchase amount of up to $750. This open market share repurchase program is in addition to the Company’s evergreen repurchase program (Evergreen Program), the purpose of which is to offset the impact of stock dilution related to stock-based awards. The Evergreen Program has no authorization limit as to amount or timing of repurchases.

Share repurchases under authorized programs were as follows during the fiscal years ended June 30:

	2015		2014		2013
	Amount	Shares (in 000's)	Amount	Shares (in 000's)	Amount	Shares (in 000's)
Open-market purchase programs	$—	—	$—	—	$—	—
Evergreen Program	434	4,016	260	3,046	128	1,500
Total	$434	4,016	$260	3,046	$128	1,500

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-49

NOTE 13. STOCKHOLDERS’ EQUITY (Continued)

During fiscal years 2015, 2014 and 2013, the Company declared dividends per share of $2.99, $2.87 and $2.63, respectively, and paid dividends per share of $2.96, $2.84 and $2.56, respectively.

Changes in accumulated other comprehensive net (losses) income by component were as follows for the fiscal years ended June 30:

	2015	2014	2013
Foreign currency adjustments
Other comprehensive (loss) income before reclassifications	$(92)	$(26)	$(16)
Amounts reclassified from accumulated other comprehensive net losses:
Recognition of deferred foreign currency translation loss	30	—	—
Income tax benefit (expense)	8	(11)	5
Foreign currency adjustments, net of tax	$(54)	$(37)	$(11)

Net unrealized (losses) gains on derivatives
Other comprehensive income (loss) before reclassifications	$(18)	$(15)	$1
Amounts reclassified from accumulated other comprehensive net losses	7	—	3
Income tax (expense) benefit	(3)	6	(1)
Net unrealized (losses) gains on derivatives, net of tax	$(14)	$(9)	$3

Pension and postretirement benefit adjustments
Other comprehensive (loss) income before reclassifications	$(29)	$(16)	$49
Amounts reclassified from accumulated other comprehensive net losses	—	8	10
Income tax benefit (expense)	12	4	(22)
Pension and postretirement benefit adjustments, net of tax	$(17)	$(4)	$37

Total changes in other comprehensive (losses) income, net of tax	$(85)	$(50)	$29

Included in foreign currency adjustments are re-measurement losses on long-term intercompany loans where settlement is not planned or anticipated in the foreseeable future. For the fiscal years ended June 30, 2015, 2014 and 2013, other comprehensive losses on these loans totaled $9, $12 and $1, respectively, and there were no amounts reclassified from accumulated other comprehensive net (losses) income.

Pension and postretirement benefit reclassification adjustments are reflected in cost of products sold and selling and administrative expenses.

NOTE 14. NET EARNINGS PER SHARE (EPS)

The following is the reconciliation of the weighted average number of shares outstanding (in thousands) used to calculate basic net EPS to those used to calculate diluted net EPS:

	2015	2014	2013
Basic	130,310	129,558	131,075
Dilutive effect of stock options and other	2,466	2,184	1,894
Diluted	132,776	131,742	132,969

During fiscal years 2015, 2014 and 2013, there were approximately zero stock options and restricted stock units that were considered antidilutive and excluded from the diluted net EPS calculation.

B-50       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

NOTE 15. STOCK-BASED COMPENSATION PLANS

In November 2012, the Company’s stockholders voted to approve the amended and restated 2005 Stock Incentive Plan (the Plan). The Plan permits the Company to grant various nonqualified stock-based compensation awards, including stock options, restricted stock, performance units, deferred stock units, stock appreciation rights and other stock-based awards. The primary amendment reflected in the Plan was an increase of approximately 3 million common shares that may be issued for stock-based compensation purposes. Pursuant to the Plan, the Company is authorized to issue up to 7 million common shares. As of June 30, 2015, approximately 7 million common shares were available for grant under the plan.

Compensation cost and the related income tax benefit recognized for stock-based compensation plans were classified as indicated below for the fiscal years ended June 30.

	2015	2014	2013
Cost of products sold	$4	$4	$4
Selling and administrative expenses	25	29	28
Research and development costs	3	3	3
Total compensation cost	$32	$36	$35
Related income tax benefit	$12	$13	$13

Cash received during fiscal years 2015, 2014 and 2013 from stock options exercised under all stock-based payment arrangements was $230, $86 and $121, respectively. The Company issues shares for stock-based compensation plans from treasury stock. The Company may repurchase shares under its Evergreen Program to offset the estimated impact of share dilution related to stock-based awards (see Note 13).

Details regarding the valuation and accounting for stock options, restricted stock awards, performance units and deferred stock units for non-employee directors follow.

Stock Options

The fair value of each stock option award granted during fiscal years 2015, 2014 and 2013 was estimated on the date of grant using the Black-Scholes valuation model and assumptions noted in the following table:

	2015	2014	2013
Expected life	5.6 to 5.8 years	5.7 years	5.7 years
Weighted-average expected life	5.7 years	5.7 years	5.7 years
Expected volatility	16.3% to 18.6%	18.4% to 18.5%	18.7% to 19.2%
Weighted-average volatility	16.6%	18.5%	19.1%
Risk-free interest rate	1.4% to 2.0%	1.8% to 1.9%	0.6% to 0.8%
Weighted-average risk-free interest rate	1.9%	1.8%	0.7%
Dividend yield	2.8% to 3.4%	3.4%	3.2%-3.6%
Weighted-average dividend yield	3.3%	3.4%	3.6%

The expected life of the stock options is based on observed historical exercise patterns. Groups of employees having similar historical exercise behavior are considered separately for valuation purposes. The Company estimates stock option forfeitures based on historical data for employee groups. The total number of stock options expected to vest is adjusted by actual and estimated forfeitures.

The expected volatility is based on implied volatility from publicly traded options on the Company’s stock at the date of grant, historical implied volatility of the Company’s publicly traded options and other factors. The risk-free interest rate is based on the implied yield on a U.S. Treasury zero-coupon issue with a remaining term equal to the expected term of the option. The dividend yield is based on the projected annual dividend payment per share, divided by the stock price at the date of grant.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-51

NOTE 15. STOCK-BASED COMPENSATION PLANS (Continued)

Details of the Company’s stock option activities are summarized below:

	Number of Shares (In thousands)	Weighted- Average Exercise Price per Share	Average Remaining Contractual Life	Aggregate Intrinsic Value
Options outstanding as of June 30, 2014	10,368	$69	6 years	$232
Granted	1,895	91
Exercised	(3,605)	64
Cancelled	(301)	82
Options outstanding as of June 30, 2015	8,357	$76	7 years	$236
Options vested as of June 30, 2015	4,094	$68	5 years	$148

The weighted-average fair value per share of each option granted during fiscal years 2015, 2014 and 2013, estimated at the grant date using the Black-Scholes option pricing model was $9.65, $9.69 and $6.96, respectively. The total intrinsic value of options exercised in fiscal years 2015, 2014 and 2013 was $140, $42 and $45, respectively.

Stock option awards outstanding as of June 30, 2015, have been granted at prices that are equal to the market value of the stock on the date of grant. Stock option grants generally vest over four years and expire no later than ten years after the grant date. The Company recognizes compensation expense ratably over the vesting period. As of June 30, 2015, there was $17 of total unrecognized compensation cost related to non-vested options, which is expected to be recognized over a remaining weighted-average vesting period of one year, subject to forfeiture changes.

Restricted Stock Awards

The fair value of restricted stock awards is estimated on the date of grant based on the market price of the stock and is amortized to compensation expense on a straight-line basis over the related vesting periods, which are generally three to four years. The total number of restricted stock awards expected to vest is adjusted by actual and estimated forfeitures. Restricted stock grants receive dividend distributions earned during the vesting period upon vesting.

As of June 30, 2015, there was $1 of total unrecognized compensation cost related to non-vested restricted stock awards, which is expected to be recognized over a remaining weighted-average vesting period of one year. The total fair value of the shares that vested in each of the fiscal years 2015, 2014 and 2013 was $1. The weighted-average grant-date fair value of awards granted was $95.67, $89.25 and $72.28 per share for fiscal years 2015, 2014 and 2013, respectively.

A summary of the status of the Company’s restricted stock awards is presented below:

	Number of Shares (In thousands)	Weighted-Average Grant Date Fair Value per Share
Restricted stock awards as of June 30, 2014	21	$81
Granted	10	96
Vested	(8)	78
Forfeited	(5)	81
Restricted stock awards as of June 30, 2015	18	$91

B-52       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

NOTE 15. STOCK-BASED COMPENSATION PLANS (Continued)

Performance Units

The Company’s performance unit grants provide for the issuance of common stock to certain managerial staff and executive management if the Company achieves certain performance targets. The performance period is three years and the final payout determination is made at the end of the three-year performance period. Performance unit grants receive dividends earned during the vesting period upon vesting.

The fair value of each grant issued is estimated on the date of grant based on the current market price of the stock. The total amount of compensation expense recognized reflects actual and estimated forfeitures, and the initial assumption that performance goals will be achieved. Compensation expense is adjusted, as necessary, on a quarterly basis based on management’s assessment of the probability that performance goals will be achieved. If such goals are not met or it is determined that achievement of performance goals is not probable, any previously recognized compensation expense is adjusted in the current period to reflect the expected payout level. If it is determined that the performance goals will be exceeded, additional compensation expense is recognized, subject to a cap of 150% of the grant day target.

The number of shares issued will be dependent upon vesting and the achievement of specified performance targets. As of June 30, 2015, there was $16 in unrecognized compensation cost related to non-vested performance unit grants that is expected to be recognized over a remaining weighted-average performance period of one year. The weighted-average grant-date fair value of awards granted was $89.75, $84.45 and $72.11 per share for fiscal years 2015, 2014 and 2013, respectively.

A summary of the status of the Company’s performance unit awards is presented below:

	Number of Shares (In thousands)	Weighted-Average Grant Date Fair Value per Share
Performance unit awards as of June 30, 2014	1,221	$73
Granted	332	90
Distributed	(349)	68
Forfeited	(81)	80
Performance unit awards as of June 30, 2015	1,123	$79
Performance units vested and deferred as of June 30, 2015	179	$58

The non-vested performance units outstanding as of June 30, 2015 and 2014 were 944,000 and 1,053,000, respectively, and the weighted average grant date fair value was $81.92 and $74.68 per share, respectively. Total shares vested during fiscal year 2015 were 357,000, which had a weighted average grant date fair value per share of $68.15. During fiscal year 2015, $23 of the vested awards was paid by the issuance of shares and $1 of the vested awards was deferred. Deferred shares continue to earn dividends, which are also deferred. The total fair value of shares vested was $24, $0 and $14 during fiscal years 2015, 2014 and 2013, respectively. Upon vesting, the recipients of the grants receive the distribution as shares or, if previously elected by eligible recipients, as deferred stock.

Deferred Stock Units for Nonemployee Directors

Nonemployee directors receive annual grants of deferred stock units under the Company’s director compensation program and can elect to receive all or a portion of their annual retainers and fees in the form of deferred stock units. The deferred stock units receive dividend distributions, which are reinvested as deferred stock units, and are recognized at their fair value on the date of grant. Each deferred stock unit represents the right to receive one share of the Company’s common stock following the completion of a director’s service.

During fiscal year 2015, the Company granted 14,000 deferred stock units, reinvested dividends of 7,000 units and distributed 14,000 shares, which had a weighted-average fair value on grant date of $103.99, $100.59 and $62.82 per share, respectively. As of June 30, 2015, 241,000 units were outstanding, which had a weighted-average fair value on the grant date of $66.26 per share.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-53

NOTE 16. OTHER INCOME, NET

The major components of other income, net, for the fiscal years ended June 30 were:

	2015	2014	2013
Income from equity investees	$(14)	$(13)	$(12)
Low income housing partnership gains, net	(13)	—	(2)
Interest income	(4)	(3)	(3)
Income from transition and related services	(1)	(1)	(3)
Foreign exchange transaction losses, net	9	1	8
Amortization of trademarks and other intangible assets	8	8	9
Intangible asset impairment charges	3	3	—
Restructuring charges	2	—	—
Insurance and other settlements	—	(5)	—
Other	(3)	—	(1)
Total	$(13)	$(10)	$(4)

Investment in Low-Income Housing Partnerships

The Company owns, directly or indirectly, limited partnership interests in low-income housing partnerships, which are accounted for using the equity method of accounting. The Company’s investment balance as of June 30, 2015 and 2014, was $0 and $4, respectively. These partnerships are considered to be variable interest entities; however, the Company does not consolidate them because it does not have the power to direct the partnerships’ activities that significantly impact their economic performance. The purpose of the partnerships is to develop and operate low-income housing rental properties. The general partners, who typically hold 1% of the partnership interests, are third parties unrelated to the Company and its affiliates, and are responsible for controlling and managing the business and financial operations of the partnerships. As a limited partner, the Company is not responsible for any of the liabilities and obligations of the partnerships nor do the partnerships or their creditors have any recourse to the Company other than for the capital requirements. All available tax benefits from low-income housing tax credits provided by the partnerships were claimed as of fiscal year 2012. The risk that previously claimed low-income housing tax credits might be recaptured or otherwise retroactively invalidated is considered remote.

In April 2015, a low-income housing partnership, in which the Company was a limited partner, sold its real estate holdings. The real property sale resulted in $15 in cash proceeds from investing activities and a gain of $14 recorded to Other income, net, on the consolidated statement of earnings for the year ended June 30, 2015.

B-54       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

NOTE 17. INCOME TAXES

The provision for income taxes on continuing operations, by tax jurisdiction, consisted of the following as of June 30:

	2015	2014	2013
Current
Federal	$265	$247	$245
State	28	34	23
Foreign	38	45	19
Total current	331	326	287
Deferred
Federal	(13)	(19)	(1)
State	(1)	2	(2)
Foreign	(2)	(4)	(5)
Total deferred	(16)	(21)	(8)
Total	$315	$305	$279

The components of earnings from continuing operations before income taxes, by tax jurisdiction, consisted of the following as of June 30:

	2015	2014	2013
United States	$829	$754	$724
Foreign	92	130	128
Total	$921	$884	$852

A reconciliation of the statutory federal income tax rate to the Company’s effective tax rate on continuing operations follows as of June 30:

	2015	2014	2013
Statutory federal tax rate	35.0%	35.0%	35.0%
State taxes (net of federal tax benefits)	2.1	2.6	1.7
Tax differential on foreign earnings	(0.3)	(0.3)	(2.9)
Domestic manufacturing deduction	(2.1)	(2.3)	(2.3)
Change in valuation allowance	0.6	0.6	0.7
Other differences	(1.1)	(1.0)	0.5
Effective tax rate	34.2%	34.6%	32.7%

The lower effective tax rate for fiscal year 2015 compared to fiscal year 2014 was primarily due to higher uncertain tax position releases, partially offset by higher tax on foreign earnings.

Applicable U.S. income taxes and foreign withholding taxes have not been provided on approximately $204 of undistributed earnings of certain foreign subsidiaries as of June 30, 2015, because these earnings are considered indefinitely reinvested. The estimated net federal income tax liability that could arise if these earnings were not indefinitely reinvested is approximately $54. Applicable U.S. income and foreign withholding taxes are provided on these earnings in the periods in which they are no longer considered indefinitely reinvested.

Tax benefits resulting from stock-based payment arrangements that are in excess of the tax benefits recorded in net earnings over the vesting period of those arrangements (excess tax benefits) are recorded as increases to additional paid-in capital. Excess tax benefits of approximately $42, $11, and $11, were realized and recorded to additional paid-in capital for fiscal years 2015, 2014 and 2013, respectively.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-55

NOTE 17. INCOME TAXES (Continued)

The components of net deferred tax assets (liabilities) as of June 30 are shown below:

	2015	2014
Deferred tax assets
Compensation and benefit programs	$191	$171
Basis difference related to Venture Agreement	30	30
Accruals and reserves	43	53
Inventory costs	19	20
Net operating loss and tax credit carryforwards	41	37
Other	61	63
Subtotal	385	374
Valuation allowance	(34)	(51)
Total deferred tax assets	351	323
Deferred tax liabilities
Fixed and intangible assets	(277)	(269)
Low-income housing partnerships	(22)	(24)
Unremitted foreign earnings	(7)	(8)
Other	(24)	(26)
Total deferred tax liabilities	(330)	(327)
Net deferred tax assets (liabilities)	$21	$(4)

The Company periodically reviews its deferred tax assets for recoverability. A valuation allowance is established when the Company believes that it is more likely than not that some portion of its deferred tax assets will not be realized. Valuation allowances have been provided to reduce deferred tax assets to amounts considered recoverable. Details of the valuation allowance were as follows as of June 30:

	2015	2014
Valuation allowance at beginning of year	$(51)	$(36)
Net decrease/(increase) for other foreign deferred tax assets	15	(12)
Net decrease/(increase) for foreign net operating loss carryforwards and tax credits	2	(3)
Valuation allowance at end of year	$(34)	$(51)

As of June 30, 2015, the Company had foreign tax credit carryforwards of $24 for U.S. income tax purposes with expiration dates between fiscal years 2023 and 2025. Tax credit carryforwards in foreign jurisdictions of $18 have expiration dates in fiscal year 2016. Tax benefits from foreign net operating loss carryforwards of $13 have expiration dates between fiscal years 2016 and 2025. Tax benefits from foreign net operating loss carryforwards of $10 may be carried forward indefinitely.

The Company files income tax returns in the U.S. federal and various state, local and foreign jurisdictions. The federal statute of limitations has expired for all tax years through June 30, 2011. Various income tax returns in state and foreign jurisdictions are currently in the process of examination.

The Company recognizes interest and penalties related to uncertain tax positions as a component of income tax expense. As of June 30, 2015 and 2014, the total balance of accrued interest and penalties related to uncertain tax positions was $10 and $11, respectively. Interest and penalties related to uncertain tax positions included in income tax expense resulted in a net benefit of $1, a net expense of $3, and a net expense of $1 in fiscal years 2015, 2014 and 2013, respectively.

B-56       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

NOTE 17. INCOME TAXES (Continued)

The following is a reconciliation of the beginning and ending amounts of the Company’s gross unrecognized tax benefits:

	2015	2014	2013
Unrecognized tax benefits at beginning of year	$71	$69	$80
Gross increases - tax positions in prior periods	3	3	3
Gross decreases - tax positions in prior periods	(8)	(5)	(19)
Gross increases - current period tax positions	6	7	7
Gross decreases - current period tax positions	—	—	—
Lapse of applicable statute of limitations	(34)	(1)	(2)
Settlements	—	(2)	—
Unrecognized tax benefits at end of year	$38	$71	$69

Included in the balance of unrecognized tax benefits as of June 30, 2015, 2014 and 2013, are potential benefits of $27, $58 and $56, respectively, which if recognized, would affect net earnings. During the fiscal year ended June 30, 2015, $32 of gross unrecognized tax benefits relating to other discontinued operations for periods prior to fiscal year 2015 were recognized upon the expiration of the applicable statute of limitations. Recognition of these previously disclosed tax benefits had no impact on the Company’s cash flow or earnings from continuing operations for the fiscal years ended June 30, 2015, 2014 and 2013.

NOTE 18. EMPLOYEE BENEFIT PLANS

Retirement Income Plans

Effective July 1, 2011, and as part of a set of long-term, cost-neutral enhancements to the Company’s overall employee benefit plans, the domestic qualified retirement income pension plan was frozen for service accrual and eligibility purposes for most participants, however, interest credits have continued to accrue on participant balances. As of June 30, 2015 and 2014, the benefits of the domestic qualified plan are based on either employee years of service and compensation or a stated dollar amount per year of service. The Company is the sole contributor to the plan in amounts deemed necessary to provide benefits and to the extent deductible for federal income tax purposes. Assets of the plan consist primarily of investments in cash equivalents and common collective trusts.

The Company did not make any contributions to its domestic qualified retirement income plan during fiscal years 2015, 2014 and 2013. The Company’s funding policy for its qualified plans is to contribute amounts sufficient to meet minimum funding requirements as set forth in employee benefit tax laws plus additional amounts as the Company may determine to be appropriate. Subsequent to June 30, 2015, the Company made a $15 discretionary contribution to the pension plan.

Contributions made to the domestic nonqualified retirement income plans were $13, $13 and $11 in fiscal years 2015, 2014 and 2013, respectively. Contributions made to the foreign retirement income plans were $1, $2 and $1 in fiscal years 2015, 2014 and 2013, respectively.

Retirement Health Care Plans

The Company provides certain health care benefits for employees who meet age, participation and length of service requirements at retirement. The plans pay stated percentages of covered expenses after annual deductibles have been met or stated reimbursements up to a specified dollar subsidy amount. Benefits paid take into consideration payments by Medicare for the domestic plan. The plans are funded as claims are paid, and the Company has the right to modify or terminate certain plans.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-57

NOTE 18. EMPLOYEE BENEFIT PLANS (Continued)

The assumed domestic health care cost trend rate used in measuring the accumulated postretirement benefit obligation was 7.1% for medical and 7.2% for prescription drugs for fiscal year 2015. These rates have been assumed to gradually decrease each year until an assumed ultimate trend of 4.5% is reached in 2028. The health care cost trend rate assumption has a minimal effect on the amounts reported due primarily to the existence of benefit cap provisions in the Company’s domestic plan. As such, the effect of a hypothetical 100 basis point increase or decrease in the assumed domestic health care cost trend rate on the total service and interest cost components as well as the postretirement benefit obligation would have been immaterial for each of the fiscal years ended June 30, 2015, 2014 and 2013.

Financial Information Related to Retirement Income and Retirement Health Care

Summarized information for the Company’s retirement income and retirement health care plans as of and for the fiscal years ended June 30 is as follows:

	Retirement Income		Retirement Health Care
	2015	2014	2015	2014
Change in benefit obligations:
Projected benefit obligation as of beginning of year	$641	$612	$49	$51
Service cost	2	3	—	1
Interest cost	25	27	2	2
Actuarial loss (gain)	14	47	—	(2)
Plan amendments	—	—	(1)	(2)
Translation and other adjustments	(5)	(6)	(2)	—
Benefits paid	(38)	(42)	(3)	(1)
Projected benefit obligation as of end of year	639	641	45	49
Change in plan assets:
Fair value of assets as of beginning of year	$432	$408	$—	$—
Actual return on plan assets	6	51	—	—
Employer contributions to nonqualified plans	13	15	3	1
Benefits paid	(38)	(42)	(3)	(1)
Translation adjustment	(4)	—	—	—
Fair value of plan assets as of end of year	409	432	—	—
Accrued benefit cost, net funded status	$(230)	$(209)	$(45)	$(49)
Amount recognized in the balance sheets consists of:
Pension benefit assets	$2	$2	$—	$—
Current accrued benefit liability	(16)	(14)	(3)	(4)
Non-current accrued benefit liability	(216)	(197)	(42)	(45)
Accrued benefit cost, net	$(230)	$(209)	$(45)	$(49)

Retirement income plans with an accumulated benefit obligation (ABO) in excess of plan assets as of June 30 were as follows:

	Pension Plans		Other Retirement Plans
	2015	2014	2015	2014
Projected benefit obligation	$538	$538	$80	$78
Accumulated benefit obligation	538	538	80	78
Fair value of plan assets	385	405	—	—

The ABO for all pension plans was $559, $563 and $530 as of June 30, 2015, 2014 and 2013, respectively.

B-58       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

NOTE 18. EMPLOYEE BENEFIT PLANS (Continued)

The net costs of the retirement income and health care plans for the fiscal years ended June 30 included the following components:

	Retirement Income			Retirement Health Care
	2015	2014	2013	2015	2014	2013
Service cost	$2	$3	$4	$—	$1	$1
Interest cost	25	27	24	2	2	2
Expected return on plan assets	(20)	(25)	(29)	—	—	—
Amortization of unrecognized items	12	11	12	2	(4)	(2)
Total	$19	$16	$11	$4	$(1)	$1

Items not yet recognized as a component of postretirement expense as of June 30, 2015, consisted of:

	Retirement Income	Retirement Health Care
Net actuarial loss (gain)	$264	$(17)
Prior service benefit	—	(7)
Net deferred income tax (assets) liabilities	(98)	8
Accumulated other comprehensive loss (income)	$166	$(16)

Net actuarial loss (gain) recorded in accumulated other comprehensive net (losses) income for the fiscal year ended June 30, 2015, included the following:

	Retirement Income	Retirement Health Care
Net actuarial loss (gain) as of beginning of year	$247	$(29)
Amortization during the year	(12)	13
Loss (gain) during the year	29	(1)
Net actuarial loss (gain) as of end of year	$264	$(17)

The Company uses the straight-line amortization method for unrecognized prior service costs and benefits. In fiscal year 2016, the Company expects to recognize, on a pre-tax basis, $10 of the net actuarial loss as a component of net periodic benefit cost for the retirement income plans. In addition, in fiscal year 2016, the Company expects to recognize, on a pre-tax basis, $2 of the net actuarial gain as a component of net periodic benefit cost for the retirement health care plans.

Weighted-average assumptions used to estimate the actuarial present value of benefit obligations as of June 30 were as follows:

	Retirement Income		Retirement Health Care
	2015	2014	2015	2014
Discount rate	4.20%	4.05%	4.16%	4.00%
Rate of compensation increase	3.37%	4.46%	n/a	n/a

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-59

NOTE 18. EMPLOYEE BENEFIT PLANS (Continued)

Weighted-average assumptions used to estimate the net periodic pension and other postretirement benefit costs as of June 30 were as follows:

	Retirement Income
	2015	2014	2013
Discount rate	4.05%	4.39%	3.87%
Rate of compensation increase	4.46%	3.44%	3.71%
Expected return on plan assets	5.28%	6.61%	7.50%

	Retirement Health Care
	2015	2014	2013
Discount rate	4.00%	4.33%	3.86%

The expected long-term rate of return assumption is based on an analysis of historical experience of the portfolio and the summation of prospective returns for each asset class in proportion to the fund’s current asset allocation.

Expected benefit payments for the Company’s pension and other postretirement plans as of June 30, 2015, were as follows:

	Retirement Income	Retirement Health Care
2016	$41	$4
2017	42	3
2018	43	3
2019	40	3
2020	41	3
Fiscal years 2021 through 2025	210	12

Expected benefit payments are based on the same assumptions used to measure the benefit obligations and include estimated future employee service.

The target allocations and weighted average asset allocations by asset category of the investment portfolio for the Company’s domestic retirement income plans as of June 30 were:

	% Target Allocation		% of Plan Assets
	2015	2014	2015	2014
U.S. equity	11%	11%	11%	11%
International equity	12	12	12	12
Fixed income	74	74	74	74
Other	3	3	3	3
Total	100%	100%	100%	100%

The target asset allocation is determined based on the optimal balance between risk and return and, at times, may be adjusted to achieve the plan’s overall investment objective to generate sufficient resources to pay current and projected plan obligations over the life of the domestic qualified retirement income plan.

B-60       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

NOTE 18. EMPLOYEE BENEFIT PLANS (Continued)

The following table sets forth by level within the fair value hierarchy, the retirement income plans’ assets carried at fair value as of June 30:

	2015
	Level 1	Level 2	Total
Cash equivalents	$3	$—	$3
Common collective trusts
Bond funds	—	295	295
International equity funds	—	59	59
Domestic equity funds	—	41	41
Real estate fund	—	11	11
Total common collective trusts	—	406	406
Total assets at fair value	$3	$406	$409

	2014
	Level 1	Level 2	Total
Cash equivalents	$3	$—	$3
Common collective trusts
Bond funds	—	309	309
International equity funds	—	64	64
Domestic equity funds	—	44	44
Real estate fund	—	12	12
Total common collective trusts	—	429	429
Total assets at fair value	$3	$429	$432

The carrying value of cash equivalents approximates its fair value as of June 30, 2015 and 2014.

Common collective trust funds are not publicly traded and, therefore, are classified as Level 2. They are valued at a net asset value unit price determined by the portfolio’s sponsor based on the fair value of underlying assets held by the common collective trust fund on June 30, 2015 and 2014.

The common collective trusts are invested in various trusts that attempt to achieve their investment objectives by investing primarily in other collective investment funds which have characteristics consistent with each trust’s overall investment objective and strategy.

Defined Contribution Plans

The Company has defined contribution plans for most of its domestic employees. The plans include The Clorox Company 401(k) Plan, The Clorox Company 2011 Nonqualified Defined Benefit Plan and the Executive Retirement Plan. The aggregate cost of the domestic defined contribution plans was $45, $43 and $45 in fiscal years 2015, 2014 and 2013, respectively. Included in the aggregate cost was the cost of The Clorox Company 401(k) Plan of $42, $38 and $40 in fiscal years 2015, 2014 and 2013, respectively. The Company also has defined contribution plans for certain international employees. The aggregate cost of these foreign plans was $3, $3 and $1 for the fiscal years ended June 30, 2015, 2014 and 2013, respectively.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-61

NOTE 19. SEGMENT REPORTING

The Company operates through strategic business units that are aggregated into four reportable segments: Cleaning, Household, Lifestyle and International.

●	Cleaning consists of laundry, home care and professional products marketed and sold in the United States. Products within this segment include laundry additives, including bleach products under the Clorox® brand and Clorox 2® stain fighter and color booster; home care products, primarily under the Clorox®, Formula 409®, Liquid-Plumr®, Pine-Sol®, S.O.S® and Tilex® brands; naturally derived products under the Green Works® brand; and professional cleaning and disinfecting products under the Clorox®, Dispatch®, Aplicare®, HealthLink® and Clorox Healthcare® brands.

●	Household consists of charcoal, cat litter and plastic bags, wraps and container products marketed and sold in the United States. Products within this segment include plastic bags, wraps and containers under the Glad® brand; cat litter products under the Fresh Step®, Scoop Away® and Ever Clean® brands; and charcoal products under the Kingsford® and Match Light® brands.

●	Lifestyle consists of food products, water-filtration systems and filters, and natural personal care products marketed and sold in the United States. Products within this segment include dressings and sauces, primarily under the Hidden Valley®, KC Masterpiece® and Soy Vay® brands; water-filtration systems and filters under the Brita® brand; and natural personal care products under the Burt’s Bees® brand.

●	International consists of products sold outside the United States. Products within this segment include laundry, home care, water-filtration, charcoal and cat litter products, dressings and sauces, plastic bags, wraps and containers and natural personal care products, primarily under the Clorox®, Glad®, PinoLuz®, Ayudin®, Limpido®, Clorinda®, Poett®, Mistolin®, Lestoil®, Bon Bril®, Brita®, Green Works®, Pine-Sol®, Agua Jane®, Chux®, Kingsford®, Fresh Step®, Scoop Away®, Ever Clean®, KC Masterpiece®, Hidden Valley® and Burt’s Bees® brands.

Certain non-allocated administrative costs, interest income, interest expense and various other non-operating income and expenses are reflected in Corporate. Corporate assets include cash and cash equivalents, property and equipment, other investments and deferred taxes.

	Year	Cleaning	Household	Lifestyle	International	Corporate	Company
Net sales	2015	$1,824	$1,794	$950	$1,087	$—	$5,655
	2014	1,776	1,709	936	1,093	—	5,514
	2013	1,783	1,693	929	1,128	—	5,533
Earnings (losses) from continuing operations before income taxes	2015	445	375	257	79	(235)	921
	2014	428	326	258	99	(227)	884
	2013	420	336	259	95	(258)	852
Income from equity investees	2015	—	—	—	14	—	14
	2014	—	—	—	13	—	13
	2013	—	—	—	12	—	12
Total assets	2015	876	725	860	1,057	646	4,164
	2014	887	745	869	1,190	567	4,258
Capital expenditures	2015	35	50	11	25	4	125
	2014	37	53	11	31	5	137
	2013	57	72	19	24	18	190
Depreciation and amortization	2015	52	67	19	24	7	169
	2014	49	67	19	25	17	177
	2013	52	69	19	26	14	180
Significant noncash charges included
in earnings from continuing
operations before income taxes:
Share-based compensation	2015	8	7	4	1	12	32
	2014	11	9	5	1	10	36
	2013	10	9	5	1	10	35

B-62       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

NOTE 19. SEGMENT REPORTING (Continued)

All intersegment sales are eliminated and are not included in the Company’s reportable segments’ net sales.

Net sales to the Company’s largest customer, Walmart Stores, Inc. and its affiliates, were 26%, 27% and 27% of consolidated net sales for each of the fiscal years ended June 30, 2015, 2014 and 2013, respectively, and occurred in each of the Company’s reportable segments. No other customers accounted for more than 10% of consolidated net sales in any of these fiscal years. During fiscal years 2015, 2014 and 2013, the Company’s five largest customers accounted for 45% of its consolidated net sales for each of the three fiscal years.

Three of the Company’s product lines have accounted for 10% or more of consolidated net sales during each of the past three fiscal years. In fiscal years 2015, 2014 and 2013, sales of liquid bleach represented approximately 14%, 13% and 14% of the Company’s consolidated net sales, respectively, approximately 26% of net sales in the Cleaning segment for each such years, and approximately 27%, 28% and 28% of net sales in the International segment, respectively. Sales of trash bags represented approximately 14%, 13% and 13% of the Company’s consolidated net sales in each of the fiscal years 2015, 2014 and 2013, respectively, approximately 38%, 36% and 37% of net sales in the Household segment, respectively, and approximately 8%, 8% and 10% of net sales in the International segment, respectively. Sales of charcoal represented approximately 11%, 11% and 10% of the Company’s consolidated net sales and approximately 34%, 34% and 32% of net sales in the Household segment in fiscal years 2015, 2014 and 2013, respectively.

Net sales and property, plant and equipment, net, by geographic area as of and for the fiscal years ended June 30 were as follows:

	Fiscal Year	United States	Foreign	Total Company
Net sales	2015	$4,609	$1,046	$5,655
	2014	4,466	1,048	5,514
	2013	4,448	1,085	5,533
Property, plant and equipment, net	2015	$801	$117	$918
	2014	825	152	977

NOTE 20. RELATED PARTY TRANSACTIONS

The Company holds various equity investments with ownership percentages of up to 50% in a number of consumer products businesses, most of which operate outside the United States. The Company has no ongoing capital commitments, loan requirements, guarantees or any other types of arrangements under the terms of its agreements that would require any future cash contributions or disbursements arising out of an equity investment.

Transactions with the Company’s equity investees typically represent payments for contract manufacturing and purchases of raw materials. Payments to related parties, including equity investees, for such transactions during the fiscal years ended June 30, 2015, 2014 and 2013 were $55, $57 and $50, respectively. Receipts from and ending accounts receivable and payable balances related to the Company’s related parties were not significant during or as of the end of each of the fiscal years presented.

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-63

NOTE 21. UNAUDITED QUARTERLY DATA

	Quarters Ended
	September 30	December 31	March 31	June 30	Total Year
Fiscal year ended June 30, 2015
Net sales	$1,352	$1,345	$1,401	$1,557	$5,655
Cost of products sold	$774	$773	$796	$847	$3,190
Earnings from continuing operations	$145	$128	$144	$189	$606
(Losses) earnings from discontinued operations,net of tax	$(55)	$(3)	$30	$2	$(26)
Net earnings	$90	$125	$174	$191	$580
Per common share:
Basic
Continuing operations	$1.12	$0.98	$1.09	$1.46	$4.65
Discontinued operations	(0.42)	(0.02)	0.22	0.02	(0.20)
Basic net earnings per share	$0.70	$0.96	$1.31	$1.48	$4.45
Diluted
Continuing operations	$1.10	$0.97	$1.08	$1.44	$4.57
Discontinued operations	(0.42)	(0.02)	0.22	0.02	(0.20)
Diluted net earnings per share	$0.68	$0.95	$1.30	$1.46	$4.37
Dividends declared per common share	$0.74	$0.74	$0.74	$0.77	$2.99
Market price (NYSE)
High	$112.70	$112.65	$106.36	$98.31	$112.70
Low	103.77	102.95	95.19	86.03	86.03
Year-end					104.02
Fiscal year ended June 30, 2014
Net sales	$1,343	$1,308	$1,366	$1,497	$5,514
Cost of products sold	$759	$753	$791	$855	$3,158
Earnings from continuing operations	$139	$118	$151	$171	$579
Losses from discontinued operations, net of tax	$(3)	$(3)	$(14)	$(1)	$(21)
Net earnings	$136	$115	$137	$170	$558
Per common share:
Basic
Continuing operations	$1.07	$0.91	$1.16	$1.32	$4.47
Discontinued operations	(0.03)	(0.02)	(0.11)	—	(0.16)
Basic net earnings per share	$1.04	$0.89	$1.05	$1.32	$4.31
Diluted
Continuing operations	$1.05	$0.90	$1.14	$1.30	$4.39
Discontinued operations	(0.02)	(0.03)	(0.10)	(0.01)	(0.16)
Diluted net earnings per share	$1.03	$0.87	$1.04	$1.29	$4.23
Dividends declared per common share	$0.71	$0.71	$0.71	$0.74	$2.87
Market price (NYSE)
High	$87.60	$96.76	$92.75	$93.43	$96.76
Low	81.25	80.20	83.70	86.56	80.20
Year-end					91.40

B-64       THE CLOROX COMPANY - 2015 Proxy Statement

Appendix B

FIVE-YEAR FINANCIAL SUMMARY
The Clorox Company

	Years ended June 30
Dollars in millions, except per share data	2015	2014	2013	2012	2011(1)(2)
OPERATIONS
Net sales	$5,655	$5,514	$5,533	$5,379	$5,144
Gross profit	2,465	2,356	2,391	2,272	2,232
Earnings from continuing operations	$606	$579	$573	$535	$268
(Losses) earnings from discontinued operations, net of tax	(26)	(21)	(1)	6	289
Net earnings	$580	$558	$572	$541	$557
COMMON STOCK
Earnings per share
Continuing operations
Basic	$4.65	$4.47	$4.37	$4.09	$1.96
Diluted	4.57	4.39	4.31	4.05	1.94
Dividends declared per share	$2.99	$2.87	$2.63	$2.44	$2.25

	As of June 30
Dollars in millions	2015	2014	2013	2012	2011(1)(2)
OTHER DATA
Total assets	$4,164	$4,258	$4,311	$4,355	$4,163
Long-term debt	1,796	1,595	2,170	1,571	2,125
(1)	In November 2010, the Company completed the sale of its global auto care businesses pursuant to the terms of a Purchase and Sale Agreement and received cash consideration of $755. Included in earnings from discontinued operations for the fiscal year ended June 30, 2011, is an after-tax gain on the transaction of $247.
(2)	Earnings from continuing operations and net earnings included the $258 noncash goodwill impairment charge recognized in fiscal year 2011 related to the Burt’s Bees® business. Diluted net earnings per share from continuing operations included the impact of $1.86 from this noncash goodwill impairment charge.

VALUATION AND QUALIFYING ACCOUNTS AND RESERVES (Dollars in millions)

Column A	Column B	Column C	Column D		Column E
		Additions	Deductions
Description	Balance at beginning of period	Charged to costs and expenses	Credited to costs and expenses	Credited to other accounts	Balance at end of period
Allowance for doubtful accounts
Year ended June 30, 2015	$(3)	$(1)	$—	$—	$(4)
Year ended June 30, 2014	(5)	—	2	—	(3)
Year ended June 30, 2013	(7)	—	2	—	(5)
LIFO allowance
Year ended June 30, 2015	$(36)	$—	$—	$2	$(34)
Year ended June 30, 2014	(40)	—	3	1	(36)
Year ended June 30, 2013	(37)	(3)	—	—	(40)
Valuation allowance on deferred tax assets
Year ended June 30, 2015	$(51)	$(4)	$—	$21	$(34)
Year ended June 30, 2014	(36)	(25)	—	10	(51)
Year ended June 30, 2013	(20)	(16)	—	—	(36)

Continues on next page ►

THE CLOROX COMPANY - 2015 Proxy Statement	B-65

THE CLOROX COMPANY
RECONCILIATION OF ECONOMIC PROFIT (UNAUDITED)(1)

Dollars in millions	FY15	FY14	FY13
Earnings from continuing operations before income taxes	$921	$884	$852
Noncash U.S. GAAP restructuring and intangible asset impairment costs	1	3	—
Interest expense	100	103	122
Earnings from continuing operations before income taxes,
noncash U.S. GAAP restructuring and intangible asset
impairment costs, and interest expense	$1,022	$990	$974
Income taxes on earnings from continuing operations before
income taxes, noncash U.S. GAAP restructuring and intangible
asset impairment costs and interest expense(2)	350	342	318
Adjusted after tax profit	$672	$648	$656
Average capital employed(3)	2,393	2,494	2,552
Capital charge(4)	214	225	230
Economic profit(1) (Adjusted after tax profit less capital charge)	$458	$423	$426

(1)	Economic profit (EP) is defined by the Company as earnings from continuing operations before income taxes, excluding noncash U.S. GAAP restructuring and intangible asset impairment costs, and interest expense; less an amount of tax based on the effective tax rate, and less a charge equal to average capital employed multiplied by the weighted-average cost of capital. EP is a key financial metric that the Company’s management uses to evaluate business performance and allocate resources, and is a component in determining management’s incentive compensation. The Company’s management believes EP provides additional perspective to investors about financial returns generated by the business and represents profit generated over and above the cost of capital used by the business to generate that profit.
(2)	The tax rate applied is the effective tax rate on continuing operations, which was 34.2%, 34.6% and 32.7% in fiscal years 2015, 2014 and 2013, respectively.
(3)	Total capital employed represents total assets less non-interest bearing liabilities. Adjusted capital employed represents total capital employed adjusted to add back current year after tax noncash U.S. GAAP restructuring and intangible asset impairment costs. Average capital employed is the average of adjusted capital employed for the current year and total capital employed for the prior year, based on year-end balances. See below for details of the average capital employed calculation:

	FY15	FY14	FY13
Total assets	$4,164	$4,258	$4,311
Less:
Accounts payable	431	440	413
Accrued liabilities	545	472	490
Income taxes payable	31	8	29
Other liabilities	745	768	742
Deferred income taxes	95	103	119
Non-interest bearing liabilities	1,847	1,791	1,793
Total capital employed	2,317	2,467	2,518
After tax noncash U.S. GAAP restructuring and intangible asset impairment costs	1	2	—
Adjusted capital employed	$2,318	$2,469	$2,518
Average capital employed	$2,393	$2,494	$2,552

(4)	Capital charge represents average capital employed multiplied by the weighted-average cost of capital. The weighted-average cost of capital used to calculate capital charge was 9% for all fiscal years presented. The calculation of capital charge includes the impact of rounding numbers.

B-66       THE CLOROX COMPANY - 2015 Proxy Statement

IMPORTANT ANNUAL STOCKHOLDERS MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on November 17, 2015.

Vote by Internet
• Go to www.envisionreports.com/CLX
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website

Vote by telephone
•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
•	Follow the instructions provided by the recorded message

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	The Board of Directors recommends a vote FOR the election of each of the following director nominees:
1. Election of Directors:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Richard H. Carmona	☐	☐	☐	05 - Esther Lee	☐	☐	☐	09 - Pamela Thomas-Graham	☐	☐	☐
02 - Benno Dorer	☐	☐	☐	06 - Robert W. Matschullat	☐	☐	☐	10 - Carolyn M. Ticknor	☐	☐	☐
03 - Spencer C. Fleischer	☐	☐	☐	07 - Jeffrey Noddle	☐	☐	☐	11 - Christopher J. Williams	☐	☐	☐
04 - George J. Harad	☐	☐	☐	08 - Rogelio Rebolledo	☐	☐	☐

B	The Board of Directors recommends a vote FOR Proposal 2.
	For	Against	Abstain
2. Advisory Vote on Executive Compensation.	☐	☐	☐

D	The Board of Directors recommends a vote FOR Proposal 4.
	For	Against	Abstain
4. Approval of the Material Terms of the Performance Goals under the Company’s Executive Incentive Compensation Plan.	☐	☐	☐
C	The Board of Directors recommends a vote FOR Proposal 3.
	For	Against	Abstain
3. Ratification of Independent Registered Public Accounting Firm.	☐	☐	☐

E	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /	jjj	jjj

Dear Stockholders:

Attached is the proxy for The Clorox Company’s 2015 Annual Meeting of Stockholders (the “Annual Meeting”). It is important that you vote your shares. You may vote via telephone, the Internet or mail. If you wish to vote via telephone or the Internet, instructions are printed on this form. If you wish to vote by mail, please mark, sign, date and return the proxy using the enclosed envelope.

Only stockholders on the record date, September 21, 2015, or their legal proxy holders, may attend the Annual Meeting. To be admitted to the Annual Meeting, you must bring a current form of government-issued photo identification and proof that you owned Clorox common stock on the record date. Please see the “Attending the Annual Meeting” section of the proxy statement for further information.

Sincerely,

Angela C. Hilt
Vice President – Corporate Secretary
& Associate General Counsel

Annual Meeting of Stockholders
● Meeting Date: November 18, 2015
● Check-In Time: 8:30 a.m. Pacific Time
● Meeting Time: 9:00 a.m. Pacific Time
● Meeting Location: the offices of the Company, located at 1221 Broadway, Oakland, CA 94612

Please note that cameras, recording equipment and other electronic devices will not be allowed in the meeting except for use by the Company. For your protection, briefcases, purses, packages, etc. may be inspected as you enter the meeting.

The Notice of Annual Meeting, Proxy Statement and 2015 Integrated Annual Report — Executive Summary are available at www.envisionreports.com/CLX.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — The Clorox Company

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CLOROX COMPANY ANNUAL MEETING OF STOCKHOLDERS — NOVEMBER 18, 2015

The stockholder(s) whose signature(s) appear(s) on the reverse side hereby appoint(s) Benno Dorer, Stephen M. Robb and Laura Stein, and each of them individually, as proxies, each with full power of substitution, to vote as designated on the reverse side of this ballot, all of the shares of common stock of The Clorox Company that the stockholder(s) whose signature(s) appear(s) on the reverse side would be entitled to vote, if personally present, at the Annual Meeting of Stockholders to be held at 9:00 a.m., Pacific time on Wednesday, November 18, 2015, at the offices of the Company, located at 1221 Broadway, Oakland, CA 94612 and any adjournment or postponement thereof. A majority of said proxies, including any substitutes, or if only one of them be present, then that one, may exercise all of the powers of said proxies hereunder.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSAL 2, FOR PROPOSAL 3 AND FOR PROPOSAL 4.

If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

(Items to be voted appear on reverse side)
F	Non-Voting Items
Change of Address — Please print new address below.	Comments — Please print your comments below.
xxx	xxx

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - F ON BOTH SIDES OF THIS CARD.